                                    [PHOTO OF WOMEN WITH 3 KIDS]         [LOGO]


     THE STRONG
     INCOME
     FUNDS


--------------------------------------------------------------------------------

     ANNUAL REPORT - OCTOBER 31, 1999

     The Strong Bond Fund

     The Strong Corporate Bond Fund

     The Strong Government Securities Fund

     The Strong Short-Term Bond Fund

     The Strong High-Yield Bond Fund

     The Strong Short-Term High Yield Bond Fund

                            LETTER FROM THE CHAIRMAN

Dear Strong Investor,

The year was 1966. Lyndon B. Johnson was president, the Green Bay Packers were headed for yet another NFL title, and I had just landed my first job in the investment business. I was full of raw energy and exuberance and figured life couldn't get much better. But it did--and fast. My first day on the job, the Dow Jones Industrial Average crossed 1,000 for the first time in history. Even though I was greener than grass, I knew that was BIG!

And now, almost 34 years later, it looks like the Dow will finish 1999 somewhere above 11,000. A far cry from where the market was when I started in the business. If you had told me back then that a massive bull market would start running from around the 800-point mark in 1982, and that it would still be roaring at the turn of the century, I would have given you a bewildered look.

That's not to say there haven't been plenty of bumps and bruises along the way. I think we're still feeling the residual effects of the Vietnam War. We also lived through 1973-74 when the stock market dropped 48%--not to mention the dangerously high inflation and the rust bowl of the late 1970s, and the market crash of October 1987.

But, mostly, it's been remarkably smooth sailing. The numbers tell the story better than any words: The Dow has been increasing at an annual rate of 11.5% since 1966. But, starting in 1982 it has been compounding at an astounding rate of 19.0% per year. During the 1990s, inflation has averaged a modest 2.4%. As the son of Depression Era parents, I can tell you that we have enjoyed the sort of prosperity that the young people I grew up with didn't dare dream of.

Through thick and thin, however, one lesson sticks with me: In the investment business, everything is cyclical. By all means, enjoy the good times, but bear in mind that nothing--not even this bull market--will last forever. Boom followed by economic correction is the nature of free enterprise. History has proven that time and time again.

Since I started in the investment business, I've observed two significant changes that have directly affected the investment world. First, people are living much longer and healthier lives. Second, government and corporations have gradually been shifting the financial responsibility for retirement directly onto the shoulders of the individual. This phenomenon created new savings vehicles such as IRAs and 401(k) plans. The fact that each of us will be responsible for the financing of our own retirement is an awesome responsibility. In truth, it's a job few of us have the training, aptitude, or time to do well.

A long-term perspective is essential as you invest your precious retirement money. A portfolio sensibly balanced between stocks and bonds should provide the financial wherewithal for a long and financially viable retirement.


                                                       /s/ Dick

                                   THE STRONG
                                  INCOME FUNDS

                                  ------------

                        ANNUAL REPORT - OCTOBER 31, 1999


                               TABLE OF CONTENTS

INVESTMENT REVIEWS
     The Strong Bond Fund .....................................................2

     The Strong Corporate Bond Fund ...........................................4

     The Strong Government Securities Fund ....................................6

     The Strong Short-Term Bond Fund ..........................................8

     The Strong High-Yield Bond Fund .........................................10

     The Strong Short-Term High Yield Bond Fund ..............................12

BOND GLOSSARY ................................................................14

FINANCIAL INFORMATION
     Schedules of Investments in Securities

         The Strong Bond Fund ................................................15

         The Strong Corporate Bond Fund ......................................17

         The Strong Government Securities Fund ...............................21

         The Strong Short-Term Bond Fund .....................................23

         The Strong High-Yield Bond Fund .....................................27

         The Strong Short-Term High Yield Bond Fund ..........................30

     Statements of Assets and Liabilities ....................................32

     Statements of Operations ................................................34

     Statements of Changes in Net Assets .....................................36

     Notes to Financial Statements ...........................................38

FINANCIAL HIGHLIGHTS .........................................................45

REPORT OF INDEPENDENT ACCOUNTANTS ............................................52

                              THE STRONG BOND FUND
                              --------------------


PERSPECTIVES
FROM THE MANAGERS


/s/ Bradley C. Tank      /s/ Jeffrey A. Koch

Bradley C. Tank          Jeffrey A. Koch
Portfolio Co-manager     Portfolio Co-manager

--------------------------------------------------------------------------------

Lower-quality corporate bonds have been the best-performing asset class in which the Strong Bond Fund, formerly the Strong Institutional Bond Fund, invests. Here we have maintained a modest overweight versus our normal allocation of 15% of the Fund. We currently have approximately 20% of the Fund invested in U.S. high-yield bonds and continue to find many opportunities to add value through rigorous research and careful issue selection. Investments in telecommunications companies such as Global Crossing, Nextlink, and Winstar have generally done quite well. Rising oil and gas prices have proven to be beneficial for the Fund's energy holdings in companies such as Pogo Producing, Snyder Oil, and Vintage Petroleum.

--------------------------------------------------------------------------------

U.S. agency securities...to us represent great relative value, and we have significantly enlarged our commitment to this sector.

--------------------------------------------------------------------------------

Bond markets around the world generally underperformed the U.S. market recently. We are maintaining a modest underweight in non-U.S. bonds, which are currently approximately 9.1% of the total portfolio. Current holdings include modest positions in the sovereign debt of Australia, New Zealand, and the U.K. Presently, all positions are hedged back to U.S. dollars. As with our U.S. holdings, we are maintaining a shorter-than-benchmark duration in the non-U.S. portion of the Fund.

The high-grade U.S. portion of the Fund is more-or-less equally invested in corporates, mortgages, and U.S. Treasuries. During the recent period, A-rated or better corporate bonds have

--------------------------------------------------------------------------------
[SIDENOTE]
FUND
HIGHLIGHTS

   - The eight months ended October 31, 1999 were characterized by rising interest rates, with U.S. Treasury two-year notes up in yield by 65 basis points and U.S. Treasury 30-year bonds up in yield by 59 basis points. Our response to this environment has been to maintain a defensive posture with respect to interest-rate risk.

      --------------------------------------------------------------------
[SIDENOTE]
                                 AVERAGE ANNUAL
                                 TOTAL RETURNS

                                 AS OF 10-31-99


                               INVESTOR CLASS (1)

                                   1-year        2.58%

                          Since Inception       10.11%
                            (on 12-31-96)


                                ADVISOR CLASS (2)

                                   1-year        2.04%

                          Since Inception        9.60%
                            (on 12-31-96)


                               INSTITUTIONAL CLASS

                                   1-year        2.68%

                          Since Inception       10.31%
                            (on 12-31-96)

      --------------------------------------------------------------------
[SIDENOTE]

                              PORTFOLIO STATISTICS

                                 AS OF 10-31-99


                                 INVESTOR CLASS

                  30-day annualized yield(3)     6.69%


                                  ADVISOR CLASS

                  30-day annualized yield(3)     5.80%


                               INSTITUTIONAL CLASS

                  30-day annualized yield(3)     7.09%

                         Average maturity(4)      8.0 years

                                  Average
                           quality rating(5)         A


--------------------------------------------------------------------------------

(1) The performance of the Investor Class shares prior to 8-30-99 is based on the Fund's Institutional Class shares' performance, restated for the higher expense ratio of the Investor Class shares. Please consult a prospectus for information about all share classes.

(2) The performance of the Advisor Class shares prior to 8-30-99 is based on the Fund's Institutional Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

(3) Yields are historical and do not represent future yields, which will fluctuate. Yields are as of 10-29-99.

(4) The Fund's average maturity includes the effect of futures and when-issued securities.

(5) For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

underperformed Treasuries, while BBBs have outperformed. We have taken advantage of market circumstances to do a number of up-in-quality trades in recent weeks. U.S. agency securities, for example, represent to us great relative value, and we have significantly enlarged our commitment to this sector.

Looking forward, our view is that the movement toward lower bond prices is substantially over in terms of price, but not necessarily in terms of time. Which is to say that the Federal Reserve will continue to raise short-term interest rates modestly from current levels, but such policy moves are already substantially reflected in current market prices. We anticipate the Federal Reserve will remain successful in containing any meaningful rise in price inflation. We also believe that the recent increases in market interest rates and the price of energy will begin to dampen consumer demand for housing and autos in the period ahead, ultimately bringing this episode of rising rates to an end. Current yields of 6% for U.S. Treasuries, 7% for AA corporates, and 11% for U.S. high-yield bonds represent terrific value against a backdrop of 2 1/2% price inflation, and we would encourage investors to consider a fixed-income allocation in the months ahead.


                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           FROM 12-31-96 TO 10-31-99


[GRAPH]


        THE STRONG    Lehman Brothers           Lipper Intermediate Investment
        BOND FUND     Aggregate Bond Index*     Grade Debt Funds Index*
        ----------    ---------------------     ------------------------------
12-96      $10,000                  $10,000                            $10,000
 6-97      $11,032                  $10,309                            $10,294
12-97      $11,886                  $10,965                            $10,879
 6-98      $12,451                  $11,396                            $11,289
12-98      $13,174                  $11,918                            $11,735
 6-99      $13,103                  $11,755                            $11,569
10-99      $13,206                  $11,878                            $11,660

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers Aggregate Bond Index and the Lipper Intermediate Investment Grade Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. This graph is based on Institutional Class shares only; performance for other classes will vary due to differences in fee structures.

--------------------------------------------------------------------------------
[SIDENOTE]
YOUR FUND'S
APPROACH

THE STRONG BOND FUND SEEKS TOTAL RETURN BY INVESTING FOR A HIGH LEVEL OF CURRENT INCOME WITH A MODERATE DEGREE OF SHARE-PRICE FLUCTUATION. THE FUND INVESTS PRIMARILY IN INVESTMENT-GRADE DEBT OBLIGATIONS, AND ITS AVERAGE PORTFOLIO DURATION WILL NORMALLY VARY BETWEEN THREE AND SIX YEARS. THE FUND MAY INVEST UP TO 20% OF ITS NET ASSETS IN NON-INVESTMENT-GRADE DEBT OBLIGATIONS AND OTHER HIGH-YIELD SECURITIES. THE FUND MAY ALSO INVEST UP TO 20% OF ITS NET ASSETS IN SECURITIES DENOMINATED IN FOREIGN CURRENCIES.

--------------------------------------------------------------------------------
[SIDENOTE]
MARKET
HIGHLIGHTS

- While consumer prices throughout much of the world's developed economies continue to be very well-behaved, the recent movement toward near-perfect price stability appears to be over.

- April witnessed the first meaningful negative surprise in the U.S. on price inflation in quite some time. This news, in conjunction with continued tightness in labor markets, prompted the Federal Reserve to begin unwinding its series of reductions in the federal funds rate.

- In late June and again in late August, the federal funds rate was raised by 25 basis points. U.S. Treasury yields rose higher than the yields of lower-quality corporate bonds and mortgage securities.

--------------------------------------------------------------------------------

* The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of investment-grade securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. The Lipper Intermediate Investment Grade Debt Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

                         THE STRONG CORPORATE BOND FUND
                         ------------------------------


PERSPECTIVES
FROM THE MANAGERS


/s/ Jeffrey A. Koch      /s/ John T. Bender       /s/ Ivor Schucking

Jeffrey A. Koch          John T. Bender           Ivor Schucking
Portfolio Co-manager     Portfolio Co-manager     Portfolio Co-manager

--------------------------------------------------------------------------------

During this period, strong global economic growth, tight labor-market conditions, and rising equity markets led the Federal Reserve Board to raise interest rates twice. We believe that the decline in bond prices is near an end and are willing to increase our interest-rate risk if evidence of a slowing in the economy begins to appear.

To provide positive value to our shareholders through credit research, we must effectively select outperforming companies and avoid declining credits that occasionally infect the market. During this period, we had success in both areas. First, we were overweighted in lower-quality telecommunications and cable debt throughout the year. Sprint, Cablevision Systems, and Qwest Communications bonds outperformed the overall corporate market as consolidation increased in these industries. We also underweighted credits such as Rite Aid, which was downgraded to below investment grade. By maintaining an underweight position in this credit, we were able to protect our shareholders from the decline in value that followed.

--------------------------------------------------------------------------------

WE MAINTAINED A NEUTRAL DURATION AND A BIAS TOWARD A FLATTER YIELD CURVE, AND OVER THE PAST SEVERAL MONTHS WE FOCUSED ON INDUSTRY WEIGHTINGS AND ISSUE SELECTION.

--------------------------------------------------------------------------------

The Fund's total return was also enhanced by maintaining a higher income level than the benchmark, positioning for a flatter yield curve, and overweighting the energy sector. These positive factors were somewhat offset by an overweight position in lower-rated bank and finance credits.

We did not make any significant changes in duration or yield-curve exposure in the Fund. We maintained a neutral duration and a bias

--------------------------------------------------------------------------------
[SIDENOTE]
FUND
HIGHLIGHTS

- During the past year, the Fund was overweighted in the energy and telecommunications sectors, as higher oil prices caused energy credits to be among the top-performing bonds in the market and lower-rated telecommunications credits improved due to mergers with higher-rated companies.

- We also enhanced total return by maintaining a higher income level than our benchmark and positioning for a flatter yield curve.

   --------------------------------------------------------------------------
[SIDENOTE]
                                 AVERAGE ANNUAL
                                 TOTAL RETURNS

                                 AS OF 10-31-99


                                 INVESTOR CLASS

                                   1-year        2.18%

                                   5-year        9.94%

                                  10-year        7.71%

                          Since Inception        9.19%
                            (on 12-12-85)


                                ADVISOR CLASS (1)

                                   1-year        1.86%

                                   5-year        9.69%

                                  10-year        7.47%

                          Since Inception        8.98%
                            (on 12-12-85)


                             INSTITUTIONAL CLASS (2)

                                   1-year        2.17%

                                   5-year        9.94%

                                  10-year        7.70%

                          Since Inception        9.19%
                            (on 12-12-85)

   --------------------------------------------------------------------------
[SIDENOTE]
                              PORTFOLIO STATISTICS

                                 AS OF 10-31-99


                                 INVESTOR CLASS

                  30-day annualized yield(3)     7.51%


                                  ADVISOR CLASS

                  30-day annualized yield(3)     6.71%


                               INSTITUTIONAL CLASS

                  30-day annualized yield(3)     7.89%

                         Average maturity(4)     12.1 years

                                  Average
                           quality rating(5)       BBB

--------------------------------------------------------------------------------

(1) The performance of the Advisor Class shares prior to 8-30-99 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

(2) The performance of the Institutional Class shares prior to 8-30-99 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

(3) Yields are historical and do not represent future yields, which will fluctuate. Yields are as of 10-29-99.

(4) The Fund's average maturity includes the effect of futures, options, and when-issued securities.

toward a flatter yield curve, and over the past several months we focused on industry weightings and issue selection.

The fundamentals supporting corporate credit quality remain positive. Economic growth and corporate profitability have continued to be stronger than anticipated; however, diligent research is more essential than ever as the bonds of companies that have disappointed investors are underperforming the market significantly.

Looking forward, we expect to add duration to the portfolio as evidence of economic slowing begins to develop. We believe recent increases in market rates will slow demand for durable goods such as housing and autos. The difference between 10-year Treasury yields and inflation is quite high by historical standards; therefore, a meaningful decline in market rates is likely once the economy peaks. We also anticipate maintaining a full commitment to the corporate market, as credit fundamentals are strong and the relative valuation of the corporate sector is very attractive.

Thank you for your continued interest in the Strong Corporate Bond Fund.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            FROM 12-12-85 TO 10-31-99

[GRAPH]


           THE STRONG      Lehman Brothers    Lipper Corporate
           CORPORATE       Corporate Baa      Debt Funds
           BOND FUND       Bond Index*        BBB Rated Index*
           ----------      ---------------    ----------------
11-85         $10,000              $10,000             $10,000
12-85         $10,300              $10,162             $10,184
12-87         $13,997              $12,323             $11,882
12-89         $15,800              $15,517             $14,342
12-91         $17,013              $19,490             $17,909
12-93         $21,732              $24,080             $21,839
12-95         $26,893              $28,606             $25,052
12-97         $31,752              $33,057             $28,800
10-99         $33,912              $35,082             $30,160

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers Corporate Baa Bond Index and the Lipper Corporate Debt Funds BBB Rated Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indexes' performance was prorated for the month of December 1985. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

--------------------------------------------------------------------------------
[SIDENOTE]
YOUR FUND'S
APPROACH

THE STRONG CORPORATE BOND FUND INVESTS FOR HIGH CURRENT INCOME WITH MODERATE SHARE-PRICE FLUCTUATION. THE FUND IS DESIGNED FOR LONGER-TERM INVESTORS SEEKING HIGHER INCOME THAN SHORTER-TERM BONDS OFFER AND WHO ARE WILLING TO ACCEPT MODERATELY HIGHER SHARE-PRICE CHANGES. THE FUND INVESTS PRIMARILY IN INVESTMENT-GRADE CORPORATE BONDS BUT MAY INVEST UP TO 25% OF ITS ASSETS IN ANY OTHER BOND CATEGORIES, INCLUDING GOVERNMENT AND MORTGAGE-BACKED BONDS. NORMALLY, THE FUND'S AVERAGE MATURITY WILL BE BETWEEN SEVEN AND 12 YEARS, WHICH MEANS ITS SHARE PRICE HAS HEIGHTENED SENSITIVITY TO CHANGES IN INTEREST RATES.

--------------------------------------------------------------------------------
[SIDENOTE]
MARKET
HIGHLIGHTS

- The Federal Reserve Board raised the federal funds rate by 50 basis points to 5.25% during the past six months. This tightening pushed market interest rates up 50 to 75 basis points across the yield curve.

- The yield on two-year Treasuries rose from 4.12% to 5.78%, while the yield on 30-year Treasury bonds rose 100 basis points to 6.16%.

- The BBB corporate bond sector outperformed the Treasury market by approximately 448 basis points on a duration-adjusted basis over the fiscal year period, but underperformed the Treasury market by approximately 41 basis points over the last six months.

--------------------------------------------------------------------------------

(5) For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

* The Lehman Brothers Corporate Baa Bond Index is an unmanaged index comprised of all issues within the Lehman Brothers Corporate Bond Index that are rated Baa by Moody's Investors Services, Inc. The Lipper Corporate Debt Funds BBB Rated Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

                     THE STRONG GOVERNMENT SECURITIES FUND
                     -------------------------------------

PERSPECTIVES
FROM THE MANAGERS

/s/ Bradley C. Tank                        /s/ Thomas Sontag

Bradley C. Tank                            Thomas Sontag
Portfolio Co-manager                       Portfolio Co-manager

--------------------------------------------------------------------------------

During the 12-month period recently ended, interest rates continued to rise, and U.S. agency mortgage-backed securities generally performed better than U.S. Treasuries. While mortgages have produced better total returns than comparable Treasuries, we believe that they continue to be attractive on a relative basis, and we have maintained an overweight position in mortgage securities in the portfolio.

In managing the interest-rate risk of the Fund, we have generally maintained duration short of the benchmark throughout the period. In the last weeks of October, with long Treasuries near 6.50%, we moved to a neutral posture. It is our view that, while the Federal Reserve will raise short-term interest rates modestly from current levels, such policy changes are already substantially reflected in current market prices.

--------------------------------------------------------------------------------
THIS PRESENTED US WITH THE BEST BUYING OPPORTUNITY IN [AGENCY NOTES AND BONDS] THAT WE HAVE SEEN IN YEARS.
--------------------------------------------------------------------------------

A shift in hedging preferences on the part of market makers in fixed-income securities put considerable pressure on the prices of agency notes and bonds during the third quarter as interest rates moved higher. This presented us with the best buying opportunity in these securities that we have seen in years. In recent years, agency debentures offered a yield advantage over Treasuries of as little as 1/8% to 1/4%. In August and September, we were able to achieve yield pickups in excess of 3/4%. At the end of October, we had in excess of 10%

--------------------------------------------------------------------------------
[SIDENOTE]
FUND
HIGHLIGHTS

- This period was characterized by rising interest rates, with U.S. Treasury two-year notes up in yield by 1.66% and U.S. Treasury 30-year bonds up in yield by 1.00%.

- Our response to this environment has been to maintain a defensive posture with respect to interest-rate risk.

--------------------------------------------------------------------------------
[SIDENOTE]
                                 AVERAGE ANNUAL
                                 TOTAL RETURNS

                                 AS OF 10-31-99

                                 INVESTOR CLASS

                               1-year       -0.04%

                               5-year        7.76%

                              10-year        8.20%

                      Since Inception        8.23%
                        (on 10-29-86)

                                ADVISOR CLASS (1)

                               1-year       -0.45%

                               5-year        7.42%

                              10-year        7.87%

                      Since Inception        7.91%
                        (on 10-29-86)

                             INSTITUTIONAL CLASS (2)

                               1-year       -0.07%

                               5-year        7.75%

                              10-year        8.20%

                      Since Inception        8.23%
                        (on 10-29-86)

--------------------------------------------------------------------------------
[SIDENOTE]
                              PORTFOLIO STATISTICS

                                 AS OF 10-31-99

                                 INVESTOR CLASS
                     30-day annualized yield(3)   6.07%

                                  ADVISOR CLASS
                     30-day annualized yield(3)   5.59%

                            INSTITUTIONAL CLASS
                     30-day annualized yield(3)   6.56%

                       Average maturity(4)  7.2 years

                                   Average
                         quality rating(5)  AAA

--------------------------------------------------------------------------------

(1) The performance of the Advisor Class shares prior to 8-30-99 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

(2) The performance of the Institutional Class shares prior to 8-30-99 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

(3) Yields are historical and do not represent future yields, which will fluctuate. Yields are as of 10-29-99.

of the Fund invested in agency debentures, and we remain quite optimistic about their future performance.

Looking forward, our view is that the Federal Reserve will remain successful in containing any meaningful rise in price inflation. We also believe that the recent increases in market interest rates and the price of energy will begin to dampen consumer demand for housing and autos in the period ahead, ultimately bringing this episode of rising rates to an end. Current yields of 6% for U.S. Treasuries and 7 1/2% for agency mortgage pass-throughs represent great value against a backdrop of 2 1/2% price inflation, and we would encourage investors toward a fixed-income allocation in the months ahead.

--------------------------------------------------------------------------------
[SIDENOTE]
YOUR FUND'S
APPROACH

THE STRONG GOVERNMENT SECURITIES FUND USUALLY INVESTS 90% OR MORE (AND ALWAYS AT LEAST 80%) OF ITS ASSETS IN BONDS ISSUED BY THE U.S. GOVERNMENT OR ITS AGENCIES. THESE ARE AMONG THE HIGHEST QUALITY OF BONDS AVAILABLE. THE FUND GENERALLY KEEPS AN AVERAGE MATURITY OF FIVE TO 10 YEARS, SO ITS SHARE PRICE WILL SHOW SENSITIVITY TO CHANGES IN INTEREST RATES. THE FUND MAY ALSO MAKE SMALL INVESTMENTS IN HIGH-QUALITY BONDS FROM OTHER SECTORS IN AN EFFORT TO IMPROVE YIELD AND TOTAL RETURN. ANALYSIS OF THE ECONOMY, INTEREST-RATE TRENDS, AND BOND MARKETS DRIVE OUR INVESTMENT PROCESS.

--------------------------------------------------------------------------------
[SIDENOTE]
MARKET
HIGHLIGHTS

- While consumer prices throughout much of the world's developed economies continue to be very well-behaved, the recent movement toward near-perfect price stability appears to be over.

- April witnessed the first meaningful negative surprise in the U.S. on price inflation in quite some time. This news, in conjunction with continued tightness in labor markets, prompted the Federal Reserve to begin unwinding its series of reductions in the federal funds rate.

- In June and again in August, the federal funds rate was raised by 25 basis points. U.S. Treasury yields rose higher than the yields of lower-quality corporate bonds and mortgage securities.

--------------------------------------------------------------------------------

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            FROM 10-29-86 TO 10-31-99

[GRAPH]


      THE STRONG           Lehman Brothers     Lipper General
      GOVERNMENT           Aggregate           U.S. Government
      SECURITIES FUND      Bond Index*         Funds Index*
      ---------------      ---------------     ---------------
10-86         $10,000              $10,000             $10,000
12-88         $11,683              $11,294             $10,904
12-90         $13,953              $14,094             $13,239
12-92         $17,781              $17,559             $16,102
12-94         $19,364              $18,709             $16,615
12-96         $23,873              $22,970             $19,849
12-98         $28,153              $27,376             $23,357
10-99         $27,986              $27,284             $22,913

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers Aggregate Bond Index and the Lipper General U.S. Government Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indexes' performance was prorated for the month of October 1986. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

--------------------------------------------------------------------------------

(4) The Fund's average maturity includes the effect of futures, options, and when-issued securities.

(5) For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

* The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of investment-grade securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. The Lipper General U.S. Government Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Fund shares are neither insured nor guaranteed by the U.S. government. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

                        THE STRONG SHORT-TERM BOND FUND
                        -------------------------------

PERSPECTIVES FROM THE MANAGERS

/s/ Bradley C. Tank                        /s/ John T. Bender

Bradley C. Tank                            John T. Bender
Portfolio Co-manager                       Portfolio Co-manager

--------------------------------------------------------------------------------

The past 12 months were characterized by rising interest rates and generally contracting credit spreads that had been underway for a full year. The Fund's commitment to maintaining a modest degree of interest-rate risk, while emphasizing higher-yielding mortgage and corporate bonds rather than Treasuries, has helped to produce returns over this period that are superior to those produced by most bond funds.

During most of this period, we maintained a portfolio duration of less than two years while continuing to emphasize security selection, based upon the work of our research team, to drive portfolio performance. Early in the period, BBB rated corporate bonds meaningfully outperformed A and AA rated corporate bonds, providing a great opportunity to upgrade the credit quality of the Fund while sacrificing minimal income potential. While the Fund has the latitude to invest up to 25% of assets in BB rated bonds, we maintained holdings in this area well below the threshold, as we have had no shortage of good investment opportunities in BBB and higher rated bonds.

--------------------------------------------------------------------------------
 ...WE HAVE HAD NO SHORTAGE OF GOOD INVESTMENT OPPORTUNITIES IN BBB AND HIGHER RATED BONDS.
--------------------------------------------------------------------------------

Looking forward, our view is that the movement toward lower bond prices is substantially over in terms of price, but not necessarily in terms of time. That is to say that the Federal Reserve will continue to raise short-term interest rates modestly from current levels, but such policy moves are already substantially reflected in

--------------------------------------------------------------------------------
[SIDENOTE]
FUND
HIGHLIGHTS

- Our response to the recent period of rising interest rates has been to maintain a defensive posture with respect to interest-rate risk.

- During most of this period, we maintained a portfolio duration of less than two years while continuing to emphasize security selection.

--------------------------------------------------------------------------------
[SIDENOTE]

                                 AVERAGE ANNUAL
                                 TOTAL RETURNS

                                 AS OF 10-31-99

                                 INVESTOR CLASS

                               1-year        4.82%

                               5-year        6.64%

                              10-year        6.75%

                      Since Inception        7.33%
                         (on 8-31-87)

                                ADVISOR CLASS (1)

                               1-year        4.51%

                               5-year        6.34%

                              10-year        6.45%

                      Since Inception        7.03%
                          (on 8-31-87)

                             INSTITUTIONAL CLASS (2)

                               1-year        5.00%

                               5-year        6.68%

                              10-year        6.77%

                      Since Inception        7.35%
                         (on 8-31-87)

--------------------------------------------------------------------------------
[SIDENOTE]

                              PORTFOLIO STATISTICS
                                 AS OF 10-31-99

                                 INVESTOR CLASS
                          30-day annualized yield(3)   7.10%

                                  ADVISOR CLASS
                          30-day annualized yield(3)   6.30%

                               INSTITUTIONAL CLASS
                          30-day annualized yield(3)   7.39%

                             Average maturity(4)  1.9 years

                                         Average
                               quality rating(5)  A

--------------------------------------------------------------------------------

(1) The performance of the Advisor Class shares prior to 8-30-99 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

(2) The performance of the Institutional Class shares prior to 8-30-99 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

(3) Yields are historical and do not represent future yields, which will fluctuate. Yields are as of 10-29-99.

(4) The Fund's average maturity includes the effect of futures and when-issued securities.

current market prices. We anticipate the Federal Reserve will remain successful in containing any meaningful rise in price inflation. We also believe that the recent increases in market interest rates and the price of energy will begin to dampen consumer demand for housing and autos in the period ahead, ultimately bringing this episode of rising interest rates to an end. Current yields of 6% for U.S. Treasuries, 7% for AA corporates, and 11% for U.S. high-yield bonds represent terrific value against a backdrop of 2 1/2% price inflation, and we would encourage investors to consider a fixed-income allocation in the months ahead.

Thank you for your continued confidence in the Short-Term Bond Fund.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            FROM 8-31-87 TO 10-31-99

[GRAPH]


           THE STRONG       Lehman Brothers          Lipper Short
           SHORT-TERM       1-3 Year Government/     Investment Grade
           BOND FUND        Corporate Bond Index*    Debt Funds Average*
           ----------       ---------------------    -------------------
 8-87         $10,000                     $10,000                $10,000
12-87         $10,318                     $10,303                $10,246
12-89         $12,295                     $12,157                $12,139
12-91         $14,837                     $14,913                $14,570
12-93         $17,302                     $16,743                $16,393
12-95         $19,065                     $18,677                $18,101
12-97         $21,809                     $20,946                $20,111
10-99         $23,653                     $23,041                $21,780

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers 1-3 Year Government/Corporate Bond Index and the Lipper Short Investment Grade Debt Funds Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

--------------------------------------------------------------------------------
[SIDENOTE]
YOUR FUND'S
APPROACH

THE STRONG SHORT-TERM BOND FUND PURSUES TOTAL RETURN BY INVESTING FOR A HIGH LEVEL OF CURRENT INCOME WITH A LOW DEGREE OF SHARE-PRICE FLUCTUATION. THE FUND DOES THIS BY INVESTING PRIMARILY IN SHORT-TERM, INTERMEDIATE- AND HIGH-QUALITY BONDS ISSUED BY U.S. COMPANIES. THE FUND'S AVERAGE MATURITY IS NORMALLY BETWEEN ONE AND THREE YEARS, WHICH HELPS TO KEEP SHARE-PRICE FLUCTUATIONS LOW. THE PORTFOLIO MANAGEMENT TEAM WORKS TO ADD VALUE WITH AN INVESTMENT PROCESS THAT FOCUSES ON FUNDAMENTAL MACROECONOMIC RESEARCH AS WELL AS RIGOROUS ANALYSIS OF INDIVIDUAL BONDS.

--------------------------------------------------------------------------------
[SIDENOTE]
MARKET
HIGHLIGHTS

- The Federal Reserve Board raised the federal funds rate by 50 basis points to 5.25% during the last six months. This tightening pushed market interest rates up 50 to 75 basis points across the yield curve.

- The yield on two-year Treasuries rose from 4.12% to 5.78%, while the 30-year Treasury bond yield rose 100 basis points to 6.16%.

- Early in the period, BBB rated corporate bonds meaningfully outperformed A and AA rated corporate bonds, providing a great opportunity to upgrade the credit quality of the Fund while sacrificing minimal income potential.

--------------------------------------------------------------------------------

(5) For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

* The Lehman Brothers 1-3 Year Government/Corporate Bond Index is an unmanaged index generally representative of government and investment-grade corporate securities with maturities of one to three years. The Lipper Short Investment Grade Debt Funds Average represents funds that invest at least 65% of assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. Source of the Lehman index data is Bloomberg. Source of the Lipper index data is Lipper Inc.

                        THE STRONG HIGH-YIELD BOND FUND
                        -------------------------------

PERSPECTIVES FROM THE MANAGERS

/s/ Jeffrey A. Koch                        /s/ Thomas M. Price

Jeffrey A. Koch                            Thomas M. Price
Portfolio Co-manager                       Portfolio Co-manager

--------------------------------------------------------------------------------

Despite volatility throughout the year, 1999 marked a return to normalcy for the financial markets as fixed-income markets unwound from the stimulus of interest-rate cuts in 1998. Market interest rates led the way to higher yields with the 10-year Treasury rising steadily throughout the year to a peak of 6.24% in October. The Federal Reserve followed with two increases in the federal funds rate, taking it from 4.75% to 5.25%, and appeared poised to increase rates at least once more in the next six to 12 months. We are now in a more "normal" environment for this point in the economic cycle.

Credit quality in several sectors was hurt by the collapse in global financial markets and emerging economies. In the high-yield market, the default rate rose from 1.64% a year ago to 3.4% at the end of October. Due to the decline in credit quality, the yield premium of the high-yield market rose dramatically over the past year and a half to a level of 5.17% above the 10-year Treasury. Given our outlook for continued solid growth in the U.S. economy, we view this as an attractive valuation level for investing in the high-yield market. Interest-rate stability combined with attractive valuation levels could pave the way for good total returns in the high-yield market over the next 12 to 18 months.

--------------------------------------------------------------------------------
WE ARE NOW IN A MORE "NORMAL" ENVIRONMENT FOR THIS POINT IN THE ECONOMIC CYCLE.
--------------------------------------------------------------------------------

As always, diligent credit research is key to success in this market. Our efforts led us to companies that exhibit positive momentum in their credit quality--companies that can

--------------------------------------------------------------------------------
[SIDENOTE]
FUND
HIGHLIGHTS

- The Strong High-Yield Bond Fund returned 9.77% for the year ended October 31, 1999. For the same period, the Lehman Brothers High-Yield Bond Index returned 4.34%.*

- We maintained our emphasis on single-B rated securities, targeting competitive local exchange carriers, cable TV, and radio broadcasting.

- We focused on companies exhibiting rapid de-leveraging potential, through internal cash flow generation (Station Casinos and Motors and Gears) or from a favorable merger and acquisition climate (Global Crossing and MetroNet Communications).

--------------------------------------------------------------------------------
[SIDENOTE]

                                 AVERAGE ANNUAL
                                 TOTAL RETURNS

                                 AS OF 10-31-99

                               1-year        9.77%

                               3-year        9.12%

                      Since Inception       12.65%
                        (on 12-28-95)

--------------------------------------------------------------------------------
[SIDENOTE]

                              PORTFOLIO STATISTICS

                                 AS OF 10-31-99

                          30-day annualized
                                   yield(1)  11.36%

                        Average maturity(2)  7.5 years

                                    Average
                          quality rating(3)  B

--------------------------------------------------------------------------------

(1) Yields are historical and do not represent future yields, which will fluctuate. Yield is as of 10-29-99.

(2)  The Fund's average maturity includes the effect of when-issued securities.

(3) For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

and will de-leverage their balance sheets. Many of our best ideas involve companies that produce a tremendous amount of free cash flow and whose managements pursue a stated goal of using free cash flow to de-leverage. Station Casinos and Motors and Gears are two good examples. Another opportunity is in companies in rapidly growing industries (e.g., telecommunications) that are quickly building asset value which is recognized through strategic combinations or mergers. These combinations frequently result in improved credit quality, as was the case with MetroNet Communications and Global Crossing, two of our successful investments in telecommunications.

Our outlook is for continued strong but moderating growth coupled with low inflation--an environment supportive to bond yields at their current levels. We are optimistic on the outlook for high-yield bonds and thank you for the confidence you have placed in us.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            FROM 12-28-95 TO 10-31-99

[GRAPH]


           THE STRONG      Lehman Brothers       Lipper High
           HIGH-YIELD      High-Yield            Current Yield
           BOND FUND       Bond Index*           Funds Index*
           ----------      ---------------       -------------
11-95         $10,000              $10,000             $10,000
12-95         $10,031              $10,015             $10,015
 6-96         $11,425              $10,361             $10,440
12-96         $12,724              $11,152             $11,314
 6-97         $13,607              $11,800             $11,969
12-97         $14,758              $12,575             $12,805
 6-98         $15,652              $13,141             $13,418
12-98         $15,211              $12,810             $12,796
 6-99         $15,881              $13,091             $13,290
10-99         $15,809              $12,819             $13,019

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers High-Yield Bond Index and the Lipper High Current Yield Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indexes' performance was prorated for the month of December 1995.

--------------------------------------------------------------------------------
[SIDENOTE]
YOUR FUND'S
APPROACH

THE STRONG HIGH-YIELD BOND FUND SEEKS TOTAL RETURN BY INVESTING FOR A HIGH LEVEL OF CURRENT INCOME AND CAPITAL GROWTH. THE FUND DOES THIS BY USING A DISCIPLINED APPROACH TO THE HIGH-YIELD BOND MARKET. THE MANAGERS' INVESTMENT PROCESS COMBINES A TOP-DOWN OUTLOOK OF BROAD ECONOMIC AND INTEREST-RATE TRENDS WITH A BOTTOM-UP ANALYSIS OF INDIVIDUAL BONDS. THE FORMATION OF THEIR MACROECONOMIC OUTLOOK PROVIDES THE BASIS FOR STRUCTURING OVERALL PORTFOLIO RISK. THE FUND'S INTEREST-RATE SENSITIVITY AND THE CREDIT QUALITY OF ITS SELECTIONS ARE CONSISTENT WITH THIS OUTLOOK. RIGOROUS CREDIT ANALYSIS AND ADHERENCE TO STRICT VALUATION CRITERIA PROVIDE THE FOUNDATION FOR BUILDING THE PORTFOLIO FROM THE BOTTOM UP.

--------------------------------------------------------------------------------
[SIDENOTE]
MARKET
HIGHLIGHTS

- The Federal Reserve raised interest rates twice, taking the federal funds rate from 4.75% to 5.25%. Interest rates across the rest of the yield curve rose as well, with the 10-year Treasury rate climbing from 5.35 to 6.02%.

- The yield premium on high-yield bonds (i.e., the extra yield earned on high-yield bonds versus U.S. Treasury securities) rose slightly during 1999, reaching a spread of 5.17% at the end of October.

- Default rates rose over the course of the year. Emerging markets, energy, and healthcare bonds have constituted over two-thirds of the default rate.

--------------------------------------------------------------------------------

* The Lehman Brothers High-Yield Bond Index is an unmanaged index generally representative of corporate bonds rated below investment grade. The Lipper High Current Yield Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

                   THE STRONG SHORT-TERM HIGH YIELD BOND FUND
                   ------------------------------------------

PERSPECTIVES FROM THE MANAGERS

/s/ Jeffrey A. Koch                        /s/ Thomas M. Price

Jeffrey A. Koch                            Thomas M. Price
Portfolio Co-manager                       Portfolio Co-manager

--------------------------------------------------------------------------------

The financial markets returned to a more normal environment in 1999, following the global financial crisis of 1998 which forced the Federal Reserve to lower interest rates. As the global economy recovered this year, interest rates moved higher. The Federal Reserve followed with two increases in the federal funds rate from 4.75% to 5.25%, with at least one more increase likely during the next year. We are now back to a more normal environment for this point in the economic cycle.

The high-yield market spent much of 1999 overcoming the increase in interest rates and a deterioration in the credit quality of several sectors. The default rate rose from 1.6% a year ago to 3.4% at the end of this reporting period. The decline in credit quality has been a major contributor to the increase in the yield premium for the high-yield market over the past 18 months. At the end of October, the yield premium was 5.17% above the 10-year Treasury rate.

--------------------------------------------------------------------------------
DILIGENT CREDIT RESEARCH CONTINUES TO BE VITAL TO SUCCESS IN THE HIGH-YIELD MARKET...
--------------------------------------------------------------------------------

Diligent credit research continues to be vital to success in the high-yield market and takes on an even more meaningful role in a time of credit deterioration. Since the Fund is designed to have substantially less volatility than the Strong High-Yield Bond Fund, it is imperative that we select bonds with

--------------------------------------------------------------------------------
[SIDENOTE]
FUND
HIGHLIGHTS

- The Strong Short-Term High Yield Bond Fund returned 8.51% for the year ended October 31, 1999, compared to 8.05% for the Short-Term High Yield Bond Index.*

- Our focus continued to be on high-coupon, callable bonds and short-maturity, high-yield bonds which help limit share-price volatility. Several of our higher-coupon issues were retired early at premium prices.

- Telecommunications was a key sector for the Fund. New entrants into the telecommunications industry issued high-coupon debt several years ago and are now positioned to refinance at more favorable interest rates in the next few years.

--------------------------------------------------------------------------------
[SIDENOTE]

                                 AVERAGE ANNUAL
                                 TOTAL RETURNS

                                 AS OF 10-31-99

                               1-year        8.51%

                      Since Inception        9.11%
                         (on 6-30-97)

--------------------------------------------------------------------------------
[SIDENOTE]

                              PORTFOLIO STATISTICS

                                 AS OF 10-31-99

                          30-day annualized
                                   yield(1)  8.37%

                           Average maturity  2.2 years

                                    Average
                          quality rating(2)  BB

--------------------------------------------------------------------------------

(1) Yields are historical and do not represent future yields, which will fluctuate. Yield is as of 10-29-99.

(2) For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

improving fundamentals and avoid deteriorating credits so that our bonds are retired on the target date.

The Fund benefited less this year than in prior years from tender premiums. Companies are willing to pay premiums to retire high-coupon bonds when they can refinance at substantially lower rates. Two factors contributed to a decrease in activity during 1999: First, higher Treasury rates and yield premiums increased the interest rates at which companies could refinance; and second, the strong new-issue market in 1997 and early 1998 enabled many companies to retire high-coupon paper, leaving less refinancing activity for 1999.

As we look forward to 2,000, our outlook for high-yield bonds is positive based on bond yields in the current economic environment. We sincerely appreciate your confidence and will strive to continue producing consistent and predictable investment results.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            FROM 6-30-97 TO 10-31-99

[GRAPH]


          THE STRONG               Short-Term        Lipper High
          SHORT-TERM HIGH          High Yield        Current Yield
          YIELD BOND FUND          Bond Index*       Funds Index*
          ---------------          -----------       -------------
 6-97             $10,000              $10,000             $10,000
12-97             $10,777              $10,334             $10,699
 6-98             $11,324              $10,736             $11,211
12-98             $11,680              $10,897             $10,691
 6-99             $12,075              $11,245             $11,104
10-99             $12,255              $11,471             $10,878

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Short-Term High Yield Bond Index and the Lipper High Current Yield Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------
[SIDENOTE]
YOUR FUND'S
APPROACH

THE STRONG SHORT-TERM HIGH YIELD BOND FUND SEEKS TOTAL RETURN BY INVESTING FOR A HIGH LEVEL OF CURRENT INCOME WITH MODERATE VOLATILITY. THE FUND FOCUSES ON SHORT- TO INTERMEDIATE-TERM HIGH-YIELD BONDS IN AN EFFORT TO PRODUCE A HIGH LEVEL OF CURRENT INCOME, WHILE LIMITING CHANGES IN SHARE PRICE. THE MANAGERS' INVESTMENT PROCESS COMBINES A TOP-DOWN OUTLOOK OF BROAD ECONOMIC AND INTEREST-RATE TRENDS WITH A BOTTOM-UP ANALYSIS OF INDIVIDUAL BONDS. THEIR OUTLOOK PROVIDES THE BASIS FOR STRUCTURING OVERALL PORTFOLIO RISK, INCLUDING THE FUND'S INTEREST-RATE SENSITIVITY AND THE CREDIT QUALITY OF ITS SELECTIONS. RIGOROUS CREDIT ANALYSIS AND ADHERENCE TO STRICT VALUATION CRITERIA PROVIDE THE FOUNDATION FOR INDIVIDUAL SELECTIONS.

--------------------------------------------------------------------------------
[SIDENOTE]
MARKET
HIGHLIGHTS

- The Federal Reserve raised interest rates twice in 1999, increasing the federal funds rate from 4.75% to 5.25%. Interest rates across the yield curve rose as well, with the three-year Treasury rate climbing from 5.10% on March 31 to 5.87% on October 29.

- The new-issue market for high-yield securities showed moderate strength. Many companies have used this opportunity to refinance higher-coupon, short-term paper with lower-coupon, longer-maturity debt.

- Default rates rose during the year. Emerging-market issues along with energy and healthcare bonds accounted for over two thirds of the default rate.

--------------------------------------------------------------------------------

* The Short-Term High Yield Bond Index is a market value weighted blend of the Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-3 Years Index and the Merrill Lynch High Yield U.S. Corporates, Cash Pay, B Rated, 1-3 Years Index. It is an unmanaged index generally representative of corporate debt rated below investment-grade with maturities of one to three years which more closely approximates the performance of the Strong Short-Term High Yield Bond Fund. The Lipper High Current Yield Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Short-Term High Yield Bond Fund Index is Bloomberg. Source of the Lipper High Current Yield Funds Index is Lipper Inc.

--------------------------------------------------------------------------------

BOND
GLOSSARY

BOND QUALITY RATINGS -- There are services that analyze the financial condition of a bond's issuer and then assign it a rating. The best-known rating agencies are Standard and Poors and Moody's. The highest-quality bonds are rated AAA (S&P) or Aaa (Moody's). The scale descends to AA, A, then BBB, and so on, down to D. Bonds with a rating of BBB or higher are considered investment-grade. Bonds rated BB and below are considered "junk bonds." Typically, the lower a bond's rating, the higher yield it must pay in order to compensate the bondholder for the added risk.

MATURITY -- Like a loan, a bond must be paid off on a certain date. A bond's maturity is the time remaining until it is paid off. Bonds typically mature in a range from overnight to 30 years from now. Typically, bonds with longer maturities will have higher yields and larger price changes in reaction to interest-rate changes. In rare situations, shorter-term bonds will have higher yields; this is known as an inverted yield curve (see definition that follows).

DURATION -- Duration is similar to maturity, but also accounts for the semi-annual interest payments made by most bonds. Duration is a useful tool for determining a bond or a bond fund's sensitivity to interest-rate changes. The higher the duration, the more a bond's price will fluctuate when interest rates change.

TREASURY SPREAD -- The Treasury spread is the difference in yield between a Treasury bond (issued by the federal government) and a bond with an equal maturity, but from another category, such as a corporate bond. This calculation is used to measure the prices of corporate bonds, mortgage-backed securities, and other non-government issues relative to Treasuries. Higher spreads occur in uncertain times when investors buy Treasuries for their safety and sell other types of bonds.

YIELD -- Yield is the income your investment is generating. It is calculated by taking the income paid by a bond in a given period of time, often 30 days, annualizing it, and stating it as a percentage of the money invested.

YIELD CURVE -- The yield curve is a graph that plots the yields of Treasury bonds against their maturities. Under normal circumstances, this line will slope upward, reflecting longer-maturity bonds having higher yields. In rare circumstances, such as in a time of deflation, the yield curve may slope downward, or "invert." The steepness of the yield curve shifts depending on economic trends and outlooks. Properly positioned, a bond investor can profit from these shifts.

SCHEDULES OF INVESTMENTS IN SECURITIES                                   October 31, 1999
-----------------------------------------------------------------------------------------
                             STRONG BOND FUND
-----------------------------------------------------------------------------------------
                                                                 Shares or
                                                                 Principal       Value
                                                                   Amount       (Note 2)
-----------------------------------------------------------------------------------------
CORPORATE BONDS 37.5%
@Entertainment, Inc. Senior Discount Notes,
Series B, Zero %, Due 7/15/08 (Rate Reset
Effective 7/15/03)                                             $1,000,000     $  647,500
APCOA/Standard Parking, Inc. Senior
Subordinated Notes, 9.25%, Due 3/15/08                          1,500,000      1,254,375
Air 2 US Enhanced Equipment Notes,
Series A, 8.027%, Due 10/01/19
(Acquired 10/28/99; Cost $2,095,000) (b) (e)                    2,095,000      2,118,150
Allied Waste North America, Inc. Senior
Subordinated Notes, 10.00%, Due 8/01/09
(Acquired 8/16/99; Cost $983,750) (b)                           1,000,000        851,250
Amerada Hess Corporation Bonds, 7.875%,
Due 10/01/29                                                      965,000        959,837
Atlas Air, Inc. Senior Notes, 10.75%,
Due 8/01/05                                                       275,000        273,625
Capital One Capital I Floating Rate Subordinated
Capital Income Securities, 6.8625%, Due 2/01/27
(Acquired 5/05/99; Cost $1,316,250) (b)                         1,500,000      1,254,872
Cendant Corporation Notes, 7.75%,
Due 12/01/03                                                    3,000,000      2,995,710
Continental Airlines Pass-Thru Trusts
Pass-Thru Certificates, Series 1999-2,
Class A-2, 7.056%, Due 9/15/09                                    865,000        856,960
DTE Capital Corporation Notes, 6.17%,
Due 6/15/03 (Acquired 6/16/98; Cost $845,000) (b)                 845,000        812,043
E.I. Du Pont de Nemours & Company Notes,
6.875%, Due 10/15/09                                              695,000        693,145
El Paso Energy Corporation Senior Notes,
6.625%, Due 7/15/01                                             2,035,000      2,027,047
Ford Motor Credit Company Notes:
6.70%, Due 7/16/04                                              2,090,000      2,072,013
7.375%, Due 10/28/09                                            1,055,000      1,066,775
Fresenius Medical Care Capital Trust II
Guaranteed Preferred Securities, 7.875%,
Due 2/01/08                                                       500,000        455,000
Global Crossing Holding, Ltd. Senior Yankee
Notes, 9.625%, Due 5/15/08                                        500,000        510,000
Graham Packaging Holdings Company/GPC
Capital Corporation II Senior Discount Notes,
Zero %, Due 1/15/09 (Rate Reset
Effective 1/15/03)                                              1,000,000        650,000
Intermedia Communications, Inc. Senior Notes,
8.60%, Due 6/01/08                                                500,000        445,000
Jordan Telecommunication Products, Inc. Senior
Subordinated Discount Notes, Zero %,
Due 8/01/07 (Rate Reset Effective 8/01/00)                        385,000        317,625
KN Energy, Inc. Senior Notes:
6.45%, Due 3/01/03                                              1,425,000      1,391,762
6.80%, Due 3/01/08                                                365,000        346,860
LCI International, Inc. Senior Notes, 7.25%,
Due 6/15/07                                                       820,000        804,312
Lehman Brothers Holdings, Inc. Senior Notes,
7.875%, Due 11/01/09                                            1,160,000      1,173,166
Lilly Del Mar, Inc. Floating Rate Capital
Securities, 7.717%, Due 8/01/29 (Rate Reset
Effective 8/01/04) (Acquired 7/29/99;
Cost $650,000) (b)                                                650,000        651,997
Lyondell Chemical Company Senior Secured
Notes, Series B, 9.875%, Due 5/01/07                            2,000,000      2,000,000
MCI Worldcom, Inc. Notes, 6.125%, Due 4/15/12
(Remarketing Date 4/15/02)                                      1,235,000      1,216,201
MetroNet Communications Corporation
Senior Discount Yankee Notes,
Zero %, Due 11/01/07 (Rate Reset
Effective 11/01/02)                                               500,000        412,500
MetroNet Communications Corporation
Senior Yankee Notes,
10.625%, Due 11/01/08                                           1,350,000      1,539,000
Motors and Gears, Inc. Senior Notes, Series C,
10.75%, Due 11/15/06                                           $  750,000     $  708,750
NTL Communications Corporation Senior Notes,
Series B, 11.50%, Due 10/01/08                                    500,000        536,250
National Wine & Spirits, Inc. Senior Notes,
10.125%, Due 1/15/09                                              750,000        742,500
Nextlink Communications, Inc. Senior Discount
Notes, Zero %, Due 6/01/09 (Rate Reset
Effective 6/01/04)                                              1,000,000        590,000
Nextlink Communications, Inc. Senior Notes,
10.75%, Due 6/01/09                                             1,000,000      1,025,000
Pogo Producing Company Senior Subordinated
Notes, 10.375%, Due 2/15/09                                       500,000        518,750
Premier International Foods PLC Senior Yankee
Notes, 12.00%, Due 9/01/09 (Acquired 8/16/99;
Cost $1,005,000) (b)                                            1,000,000      1,005,000
Repap New Brunswick Senior Yankee Notes,
10.625%, Due 4/15/05                                            1,000,000        885,000
Riggs Capital Trust Preferred Securities,
Series A, 8.625%, Due 12/31/26                                    180,000        165,837
Riggs Capital Trust II Preferred Securities,
Series B, 8.875%, Due 3/15/27                                     685,000        641,403
Rohm & Haas Company Notes, 6.95%, Due 7/15/04
(Acquired 6/30/99; Cost $1,102,934) (b)                         1,105,000      1,103,952
Simon Property Group LP Notes, 6.75%,
Due 2/09/04                                                     1,545,000      1,478,540
Snyder Oil Corporation Senior Subordinated
Notes, 8.75%, Due 6/15/07                                       1,500,000      1,481,250
Sonat, Inc. Notes, 7.625%, Due 7/15/11                          1,000,000      1,006,493
Spanish Broadcasting System, Inc. Senior
Subordinated Notes, 9.625%, Due 11/01/09                        1,000,000      1,011,250
Sprint Capital Corporation Guaranteed Notes,
5.875%, Due 5/01/04                                             1,545,000      1,484,458
Stater Brothers Holdings, Inc. Senior Notes,
10.75%, Due 8/15/06                                             1,000,000      1,022,500
Station Casinos, Inc. Senior Subordinated Notes,
9.75%, Due 4/15/07                                                750,000        761,250
Stop & Shop Companies, Inc. Senior Subordinated
Notes, 9.75%, Due 2/01/02                                         375,000        396,740
SunAmerica, Inc. Debentures, 5.60%,
Due 7/31/97                                                     1,100,000        781,645
SunTrust Capital III Floating Rate Notes, 6.16%,
Due 3/15/28                                                     2,125,000      1,995,524
Telewest PLC Senior Discount Debentures,
Zero %, Due 10/01/07 (Rate Reset
Effective 10/01/00)                                             1,000,000        913,750
Transwestern Publishing Company LP/TWP
Capital Corporation Senior Subordinated Notes,
Series D, 9.625%, Due 11/15/07                                    850,000        823,437
United Industries Corporation Senior Subordinated
Notes, 9.875%, Due 4/01/09 (Acquired 8/16/99;
Cost $910,000) (b)                                              1,000,000        900,000
United International Holdings, Inc. Senior
Secured Discount Notes, Series B, Zero %,
Due 2/15/08 (Rate Reset Effective 2/15/03)                      2,000,000      1,145,000
Universal Compression, Inc. Senior Discount
Notes, Zero %, Due 2/15/08 (Rate Reset
Effective 2/15/03)                                              2,500,000      1,562,500
Verio, Inc. Senior Notes, 11.25%, Due 12/01/08                  1,000,000      1,050,000
Viatel, Inc. Senior Notes, 11.25%, Due 4/15/08                  1,000,000        945,000
Vintage Petroleum, Inc. Senior Subordinated Notes,
9.75%, Due 6/30/09                                                750,000        759,375
Wal-Mart Stores, Inc. Senior Notes, 6.875%,
Due 8/10/09                                                     1,050,000      1,055,918
Waste Management, Inc. Senior Notes, 6.125%,
Due 7/15/01                                                       805,000        753,824
Williams Communications Group, Inc. Senior
Notes, 10.875%, Due 10/01/09                                    1,000,000      1,030,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                       October 31, 1999
-----------------------------------------------------------------------------------------
                             STRONG BOND FUND (continued)
-----------------------------------------------------------------------------------------
                                                                 Shares or
                                                                 Principal       Value
                                                                   Amount       (Note 2)
-----------------------------------------------------------------------------------------
Winstar Communications, Inc. Senior Subordinated
Deferred Interest Notes, Zero %, Due 3/01/07
(Rate Reset Effective 9/01/02)                                 $1,000,000     $1,180,000
ZSC Specialty Chemicals PLC Senior Yankee
Notes, 11.00%, Due 7/01/09 (Acquired 7/12/99;
Cost $1,025,000) (b)                                            1,000,000      1,006,250
-------------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $63,355,281)                                      62,263,871
-------------------------------------------------------------------------------------------
CONVERTIBLE BONDS 1.2%
Bell Atlantic Financial Services, Inc. Senior
Notes, 5.75%, Due 4/01/03
(Acquired 2/12/98; Cost $2,028,750) (b)                         2,000,000      1,995,000
------------------------------------------------------------------------------------------
Total Convertible Bonds (Amortized
Cost $2,020,095)                                                               1,995,000
------------------------------------------------------------------------------------------
NON-AGENCY MORTGAGE & ASSET-BACKED
SECURITIES 20.9%
Asset Securitization Corporation Commercial
Mortgage Pass-Thru Certificates:
Series 1995-MD4, Class A-1, 7.10%, Due 8/13/29                  1,958,839      1,952,091
Series 1996-MD6, Class A-1B, 6.88%,
Due 11/13/26                                                      995,000        990,647
Bear Stearns Mortgage Securities, Inc. Mortgage
Pass-Thru Certificates, Series 1995-1, Class 2-P,
Principal Only, Due 7/25/10                                       173,927        142,513
Commercial Mortgage Asset Trust Commercial
Mortgage Pass-Thru Certificates:
Series 1999-C2, Class A-2, 7.546%, Due 12/17/09                 1,080,000      1,085,227
Series 1999-C2, Class A-3, 7.737%, Due 10/17/12                 2,420,000      2,432,560
The Equitable Life Assurance Society of the
United States Floating Rate Notes, Series 174,
Class A2, 5.74%, Due 5/15/03
(Acquired 1/29/99; Cost $1,491,914) (b)                         1,500,000      1,494,427
Headlands Mortgage Securities, Inc. Mortgage
Pass-Thru Certificates, Series 1997-5, Class AII1,
6.75%, Due 11/25/27                                               535,277        532,084
LB Commercial Conduit Mortgage Trust Mortgage
Pass-Thru Certificates, Series 1999-C1, Class A2,
6.78%, Due 4/15/09                                               1,240,000     1,205,187
Metris Master Trust Floating Rate
Asset-Backed Securities, Series 1999-2, Class A,
5.9275%, Due 1/20/10                                             2,065,000     2,063,224
Morgan Stanley Capital I, Inc. Commercial
Mortgage Pass-Thru Certificates,
Series 1999-FNV1, Class A2, 6.53%, Due 3/15/31                     870,000       826,361
Mortgage Capital Funding, Inc. Mortgage
Pass-Thru Certificates, Series 1998-MC3,
Class A2, 6.337%, Due 11/18/31                                   4,150,000     3,907,661
Mountain Capital CLO I, Ltd./Mountain Capital
CLO I Corporation Floating Rate Bonds,
Series 1A, Class A-1, 6.7775%, Due 4/15/11                       5,000,000     5,000,000
Nomura Asset Securities Corporation,
Series 1994-4B, Class 4PO, Principal Only,
Due 9/25/24                                                         88,201        68,907
Norwest Asset Securities Corporation Mortgage
Pass-Thru Certificates:
Series 1999-14, Class B3, 6.50%, Due 6/25/29                     2,091,268     1,750,631
Series 1999-16, Class B3, 6.50%, Due 6/25/29                     1,046,710       875,924
Series 1999-21, Class B3, 7.00%, Due 9/25/29                     1,486,645     1,277,772
PNC Mortgage Securities Corporation Mortgage
Pass-Thru Certificates:
Series 1998-1, Class 4B4, 6.75%, Due 3/25/13
(Acquired 10/23/98; Cost $279,015) (b)                             350,480       277,002
Series 1998-11, Class 2B4, 6.25%, Due 11/25/13
(Acquired 10/23/98; Cost $274,469) (b)                             363,836       273,161
Resolution Trust Corporation Mortgage
Pass-Thru Securities, Inc. Commercial
Certificates, Series 1995-C2, Class D, 7.00%,
Due 5/25/27                                                     $  983,714    $  975,328
Resolution Trust Corporation Mortgage
Pass-Thru Securities, Inc. Commercial Mortgage
Pass-Thru Certificates, Series 1995-C1, Class C,
6.90%, Due 2/25/27                                              1,000,000       996,105
Resolution Trust Corporation Mortgage
Pass-Thru Securities, Inc. Variable Rate
Commercial Certificates:
Series 1991-M4, Class A-1, 6.062%, Due 2/25/20                  1,370,916     1,372,047
Series 1992-C8, Class A-2, 6.7875%, Due 12/25/23                  626,940       627,959
Rural Housing Trust 1987-1 Senior Mortgage
Pass-Thru Certificates, Series 1, Class D,
6.33%, Due 4/01/26                                              1,163,185     1,155,339
Salomon Brothers Mortgage Securities VII, Inc.
Mortgage Pass-Thru Certificates:
Series 1996-LB2, Class A-5, 7.25%, Due 10/25/26                 1,202,726     1,201,085
Series 1997-LB2, Class A-3, 7.20%, Due 4/25/27                    118,074       117,696
Summit CBO I, Ltd./Summit CBO I Funding
Corporation Second Priority Senior Secured
Floating Rate Bonds, Series 1A, Class B,
6.0725%, Due 5/23/11 (Acquired 4/07/99;
Cost $2,000,000) (b)                                            2,000,000      1,990,320
------------------------------------------------------------------------------------------
Total Non-Agency Mortgage & Asset-Backed
Securities (Cost $34,658,862)                                                 34,591,258
------------------------------------------------------------------------------------------
MUNICIPAL BONDS 0.5%
New Jersey Economic Development Authority State
Pension Funding Revenue, 7.425%, Due 2/15/29                      915,000        899,830
------------------------------------------------------------------------------------------
Total Municipal Bonds (Cost $1,005,425)                                          899,830
-----------------------------------------------------------------------------------------
UNITED STATES GOVERNMENT & AGENCY
ISSUES 30.7%
FHLMC Participation Certificates:
6.25%, Due 6/15/12 thru 9/15/22                                 2,640,000      2,519,651
7.20%, Due 11/01/06 (e)                                         2,615,000      2,622,348
10.50%, Due 8/01/19                                               865,157        935,315
FNMA Corporate Notes:
6.50%, Due 8/15/04                                              3,080,000      3,090,697
6.625%, Due 9/15/09                                             3,770,000      3,755,448
FNMA Guaranteed Real Estate Mortgage
Investment Conduit Pass-Thru Certificates:
6.52%, Due 7/25/08                                                962,635        950,578
7.085%, Due 9/01/06                                               836,416        848,636
8.00%, Due 4/01/17 thru 9/01/23                                 2,657,236      2,722,137
8.33%, Due 7/15/20                                              2,295,080      2,382,277
8.50%, Due 8/01/12 thru 5/01/26                                 4,083,784      4,249,310
9.00%, Due 12/01/16 thru 8/01/17                                2,171,381      2,285,324
9.50%, Due 6/01/05                                                712,550        741,249
FNMA Guaranteed Real Estate Mortgage
Investment Conduit Variable Rate Mortgage
Certificates, Pool #92117, 7.095%, Due 6/01/18                     88,595         91,044
Federal Home Loan Bank Medium-Term Notes,
7.955%, Due 8/01/25                                               784,146        798,681
United States Treasury Bonds:
5.25%, Due 2/15/29                                              4,035,000      3,491,538
5.50%, Due 8/15/28                                              1,985,000      1,764,790
6.50%, Due 11/15/26                                             1,700,000      1,719,657
United States Treasury Notes:
6.00%, Due 8/15/04 thru 8/15/09                                 5,190,000      5,202,494
6.50%, Due 5/15/05 thru 10/15/06                                2,080,000      2,117,700
7.00%, Due 7/15/06                                              5,275,000      5,510,729
7.50%, Due 2/15/05                                              2,980,000      3,166,250
-----------------------------------------------------------------------------------------
Total United States Government & Agency
Issues (Cost $51,287,740)                                                     50,965,853
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                             STRONG BOND FUND (continued)
-----------------------------------------------------------------------------------------
                                                                 Shares or
                                                                 Principal       Value
                                                                   Amount       (Note 2)
-----------------------------------------------------------------------------------------
FOREIGN GOVERNMENT ISSUES 4.7%
Australian Government Bonds, 7.50%,
Due 7/15/05                                                     2,900,000 AUD  $1,944,310
Government of New Zealand Notes,
10.00%, Due 3/15/02                                             2,500,000 NZD   1,368,518
Government of United Kingdom Treasury
Notes, 7.25%, Due 12/07/07                                      2,500,000 GBP   4,491,720
-----------------------------------------------------------------------------------------
Total Foreign Government Issues (Cost $7,961,209)                               7,804,548
-----------------------------------------------------------------------------------------
PREFERRED STOCKS 3.0%
Caisse National De Credit Agricole Sponsored
ADR 10.375% Series A
(Acquired 2/05/98; Cost $1,981,000) (b)                            70,000       1,855,000
Centaur Funding Corporation 9.08% Series B
(Acquired 12/09/98 - 5/24/99;
Cost $1,471,695) (b)                                                1,465       1,525,431
R&B Falcon Corporation 13.875% Senior                                 537         510,150
Superior Healthcare Management 7.75%
Series A (Acquired 12/30/97; Cost $1,006,460) (b)                   1,000       1,006,680
-----------------------------------------------------------------------------------------
Total Preferred Stocks (Cost $4,986,253)                                        4,897,261
-----------------------------------------------------------------------------------------
COMMON STOCKS 0.0%
OpTel, Inc. Non-Voting (Acquired 4/14/98;
Cost $20,000) (b) (f)                                                 500           2,500
-----------------------------------------------------------------------------------------
Total Common Stocks (Cost $20,000)                                                  2,500
-----------------------------------------------------------------------------------------
WARRANTS 0.1%
MetroNet Communications Corporation Warrants,
Expire 8/15/07                                                        350          28,700
R&B Falcon Corporation Warrants, Expire 5/01/09
(Acquired 4/29/99; Cost $41,250) (b)                                  500         125,000
-----------------------------------------------------------------------------------------
Total Warrants (Cost $41,253)                                                     153,700
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (a) 4.1%
COMMERCIAL PAPER 1.8%
INTEREST BEARING, DUE UPON DEMAND
Pitney Bowes Credit Corporation, 5.01%                         $1,180,000       1,180,000
Warner Lambert Company, 4.99%                                   1,142,700       1,142,700
Wisconsin Electric Power Company, 4.99%                           684,700         684,700
                                                                               ----------
                                                                                3,007,400
CONVERTIBLE BONDS 0.3%
Corporate Express, Inc. Subordinated Notes,
4.50%, Due 7/01/00                                                500,000         496,875

CORPORATE BONDS 0.1%
ARA Services, Inc. Guaranteed Notes,
10.625%, Due 8/01/00                                              134,000         136,147

REPURCHASE AGREEMENTS 1.6%
ABN-AMRO Inc. (Dated 10/29/99), 5.22%,
Due 11/01/99 (Repurchase proceeds $2,601,131);
Collateralized by: U.S. Government & Agency
Issues and Non-Agency Mortgage &
Asset-Backed Securities (d)                                     2,600,000       2,600,000

UNITED STATES GOVERNMENT ISSUES 0.3%
United States Treasury Bills,
Due 11/04/99 thru 12/09/99 (c)                                    435,000         433,374
-----------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $6,655,847)                                  6,673,796
=========================================================================================
Total Investments in Securities (Cost $171,991,965) 102.7%                    170,247,617
Other Assets and Liabilities, Net (2.7%)                                       (4,376,564)
-----------------------------------------------------------------------------------------
NET ASSETS 100.0%                                                            $165,871,053
=========================================================================================

FUTURES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Underlying             Unrealized
                                                                           Expiration            Face Amount           Appreciation
                                                                              Date                at Value            (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
Purchased:
 65 Ten-Year Euro Bund                                                        12/99             $ 7,234,564               ($168,071)
  2 Ten-Year Japanese Government Bonds                                         3/00               2,509,199                  46,568
 77 U.S. Treasury Bonds                                                       12/99               8,746,719                 (73,718)

Sold:
 44 Five-Year U.S. Treasury Notes                                             12/99               4,749,938                  35,718
101 Ten-Year U.S. Treasury Notes                                              12/99              11,081,594                 (51,710)


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Unrealized
                                                                  Settlement                                           Appreciation
                                                                     Date                       Value in USD          (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
Sold:
 3,150,000             AUD                                         3/29/00                        $2,011,926               $ 44,079
 2,725,000             GBP                                         3/29/00                         4,484,496                 (3,234)
 2,700,000             NZD                                         3/29/00                         1,373,322                 28,248


SWAPS
------------------------------------------------------------------------------------------------------------------------------------
Open index rate swap contracts at October 31, 1999 consisted of the following:
------------------------------------------------------------------------------------------------------------------------------------
  Notional               Termination                     Interest                              Index                     Unrealized
   Amount                   Date                           Sold                                Bought                   Depreciation
------------------------------------------------------------------------------------------------------------------------------------
$5,000,000                7/31/00                       1 mo. LIBOR                         ERISA Eligible                 $ 32,858
                                                                                             Lehman CMBS*

* Lehman Brothers Investment Grade Index - ERISA Eligible Sub Index Collateralized Mortgage-Backed Securities Index Total Return Swap

-----------------------------------------------------------------------------------------
                             STRONG CORPORATE BOND FUND
-----------------------------------------------------------------------------------------
                                                                 Shares or
                                                                 Principal       Value
                                                                   Amount       (Note 2)
-----------------------------------------------------------------------------------------

CORPORATE BONDS 84.1%
Air 2 US Enhanced Equipment Notes:
Series A, 8.027%, Due 10/01/19
(Acquired 10/28/99; Cost $2,025,000) (b) (e)                  $ 2,025,000     $ 2,047,376
Series C, 10.127%, Due 10/01/20
(Acquired 10/28/99; Cost $9,500,000) (b) (e)                    9,500,000       9,619,415
Amerada Hess Corporation Bonds,
7.875%, Due 10/01/29                                           11,085,000      11,025,695
American Airlines, Inc. Pass-Thru Trust
Pass-Thru Certificates, Series 1999-1,
Class C, 7.155%, Due 10/15/04                                   2,000,000       1,989,520
Apache Corporation Debentures,
7.375%, Due 8/15/47                                             9,000,000       8,330,283
Atlas Air, Inc. Pass-Thru Certificates:
Series 1998-1, Class C, 8.01%, Due 1/02/10                     11,417,531      10,832,210
Series 1999-1, Class C, 8.77%, Due 7/02/12                      2,000,000       1,946,570
Bank United Corporation Subordinated Notes,
8.875%, Due 5/01/07                                             3,500,000       3,407,715
Beaver Valley Funding Corporation Debentures,
8.625%, Due 6/01/07                                             8,254,000       8,408,762
British Sky Broadcasting Group PLC Yankee
Notes, 6.875%, Due 2/23/09                                      5,000,000       4,458,455
CE Generation LLC Senior Secured Bonds,
7.416%, Due 12/15/18 (Acquired 2/25/99;
Cost $5,572,665) (b)                                            5,500,000       5,223,091

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                       October 31, 1999
-----------------------------------------------------------------------------------------
                             STRONG CORPORATE BOND FUND (continued)
-----------------------------------------------------------------------------------------
                                                                 Shares or
                                                                 Principal       Value
                                                                   Amount       (Note 2)
-----------------------------------------------------------------------------------------
CMS Energy Corporation Senior Notes,
Series B, 6.75%, Due 1/15/04                                  $ 5,000,000     $ 4,676,485
CMS Panhandle Holding Company Senior
Notes, 6.50%, Due 7/15/09                                       6,000,000       5,563,745
CSC Holdings, Inc. Debentures, 7.625%,
Due 7/15/18                                                    13,300,000      12,119,625
CSC Holdings, Inc. Senior Notes:
7.875%, Due 12/15/07                                            1,810,000       1,791,900
8.125%, Due 7/15/09                                             2,250,000       2,258,437
CSX Corporation Debentures, 6.95%,
Due 5/01/27                                                     3,000,000       3,011,643
CSX Corporation Medium-Term Notes,
Tranche #00043, 6.80%, Due 12/01/28                             4,500,000       3,994,609
CalEnergy, Inc. Senior Bonds, 8.48%,
Due 9/15/28                                                    14,000,000      14,934,724
Capital One Capital I Floating Rate
Subordinated Capital Income Securities,
6.8625%, Due 2/01/27 (Acquired 5/05/99;
Cost $6,581,250) (b)                                            7,500,000       6,274,358
Cendant Corporation Notes, 7.75%,
Due 12/01/03                                                   17,920,000      17,894,374
Coastal Corporation Senior Debentures:
7.42%, Due 2/15/37                                              5,036,000       4,691,271
7.75%, Due 10/15/35                                             7,100,000       6,903,898
Colonial Capital I Securities, Series A, 8.92%,
Due 1/15/27                                                     2,600,000       2,346,913
Continental Airlines, Inc. Pass-Thru
Certificates, Series 1998-2B, 6.465%,
Due 10/15/04                                                    2,831,474       2,739,012
Delta Air Lines, Inc. Debentures,
9.75%, Due 5/15/21                                              8,000,000       9,199,456
Delta Air Lines, Inc. Equipment Trust Certificates:
Series 1991-A, 10.14%, Due 8/14/12
(Acquired 9/10/96; Cost $2,257,280) (b)                         2,000,000       2,297,882
Series 1991-B, 10.14%, Due 8/14/12
(Acquired 9/10/96; Cost $2,257,280) (b)                         2,000,000       2,297,882
Series 1991-E, 10.14%, Due 8/26/12
(Acquired 9/10/96; Cost $2,257,680) (b)                         2,000,000       2,298,450
Delta Air Lines, Inc. Pass-Thru Certificates,
Series 1992-B1, 9.375%, Due 9/11/07                             2,958,801       3,112,171
EOP Operating LP Notes, 6.80%, Due 1/15/09                      6,500,000       6,051,058
EOP Operating LP Senior Notes, 6.763%,
Due 6/15/07                                                     5,700,000       5,342,023
El Paso Electric Company First Mortgage Notes,
Series E, 9.40%, Due 5/01/11                                    5,998,000       6,562,118
El Paso Energy Corporation Senior Notes,
6.75%, Due 5/15/09                                              9,000,000       8,566,272
First Nationwide Bank Subordinated
Debentures, 10.00%, Due 10/01/06                                3,460,000       3,610,711
First Republic Bank Subordinated Notes,
7.75%, Due 9/15/12                                              5,610,000       4,912,711
Ford Motor Credit Company Notes, 7.375%,
Due 10/28/09                                                   14,125,000      14,282,649
Fresenius Medical Care Capital Trust II
Guaranteed Preferred Securities,
7.875%, Due 2/01/08                                             7,000,000       6,370,000
GB Capital Trust Capital Securities,
10.25%, Due 1/15/27 (Acquired 1/24/97;
Cost $3,000,000) (b)                                            3,000,000       3,086,250
GS Escrow Corporation Floating Rate
Senior Notes, 6.3125%, Due 8/01/03                              8,000,000       7,611,208
GS Escrow Corporation Senior Notes, 7.00%,
Due 8/01/03                                                    18,540,000      17,457,394
Global Crossing Holding, Ltd. Senior Yankee
Notes, 9.625%, Due 5/15/08                                      7,500,000       7,650,000
Homeside International, Inc. Senior Secured
Second Priority Notes, 11.25%, Due 5/15/03                      1,796,000       2,033,970
ITT Corporation Notes, 6.75%, Due 11/15/03                  $   2,600,000     $ 2,449,686
Imperial Capital Trust I Guaranteed Capital
Securities, 9.98%, Due 12/31/26                                 7,200,000       6,783,545
Imperial Tobacco Overseas BV Guaranteed
Yankee Notes, 7.125%, Due 4/01/09                              10,000,000       9,277,730
International Game Technology Senior Notes,
8.375%, Due 5/15/09                                            11,000,000      10,532,500
Jones Intercable, Inc. Senior Notes:
8.875%, Due 4/01/07                                             9,250,000       9,597,005
9.625%, Due 3/15/02                                             2,000,000       2,095,090
KN Capital Trust I Pass-Thru Securities,
8.56%, Due 4/15/27                                              5,000,000       4,761,890
KN Energy, Inc. Senior Notes:
6.65%, Due 3/01/05                                              4,500,000       4,368,177
6.80%, Due 3/01/08                                              4,500,000       4,276,355
KPNQwest BV Senior Notes, 8.125%,
Due 6/01/09 (Acquired 5/25/99;
Cost $11,418,695) (b)                                          11,500,000      10,982,500
Lehman Brothers Holdings, Inc. Notes,
7.375%, Due 5/15/07                                            11,044,000      11,128,166
Lehman Brothers Holdings, Inc. Senior
Notes, 7.875%, Due 11/01/09                                     1,365,000       1,380,493
Liberty Media Corporation Senior Notes,
8.50%, Due 7/15/29 (Acquired 10/21/99 -
10/22/99; Cost $4,829,229) (b)                                  4,840,000       4,857,652
Lyondell Chemical Company Senior Secured
Notes, Series B, 9.875%, Due 5/01/07                           10,000,000      10,000,000
Market Hub Partners Storage LP/Market Hub
Partners Finance, Inc. Senior Notes,
8.25%, Due 3/01/08                                              1,000,000         970,000
MetroNet Communications Corporation
Senior Discount Yankee Notes:
Zero %, Due 11/01/07 (Rate Reset
Effective 11/01/02)                                             1,500,000       1,237,500
Zero %, Due 6/15/08 (Rate Reset
Effective 6/15/03)                                             11,000,000       8,607,500
MetroNet Communications Corporation
Senior Yankee Notes:
10.625%, Due 11/01/08                                          19,680,000      22,435,200
12.00%, Due 8/15/07                                             4,950,000       5,791,500
Midwest Energy, Inc. Senior Notes, 8.70%,
Due 10/15/09 (Acquired 10/13/99;
Cost $8,975,880) (b)                                            9,000,000       9,157,419
News America Holdings, Inc. Debentures,
7.90%, Due 12/01/95                                             6,175,000       5,639,066
Noble Drilling Corporation Senior Notes, 7.50%,
Due 3/15/19                                                    10,710,000      10,460,029
Norfolk Southern Corporation Senior Notes,
6.20%, Due 4/15/09                                              4,500,000       4,124,345
Occidental Petroleum Corporation Senior
Notes, 6.50%, Due 4/01/05                                       4,000,000       3,859,168
Osprey Trust/Osprey I, Inc. Senior Secured
Notes, 8.31%, Due 1/15/03 (Acquired 9/16/99;
Cost $6,500,000) (b)                                            6,500,000       6,494,839
PXRE Capital Trust I Pass-Thru Securities,
8.85%, Due 2/01/27                                              5,750,000       4,532,185
Park Place Entertainment Corporation
Senior Notes:
7.00%, Due 7/15/04                                              8,100,000       7,695,559
7.95%, Due 8/01/03 (Acquired 7/28/99;
Cost $8,941,500) (b)                                            9,000,000       8,931,771
Qwest Communications International, Inc.
Senior Notes, Series B, 10.875%, Due 4/01/07                    7,125,000       8,015,625
Riggs Capital Trust Preferred Securities,
Series A, 8.625%, Due 12/31/26                                 16,420,000      15,128,042
Riggs Capital Trust II Preferred Securities,
Series B, 8.875%, Due 3/15/27                                   1,185,000       1,109,581
Saks, Inc. Guaranteed Notes, 7.00%, Due 7/15/04                 5,000,000       4,698,545

-----------------------------------------------------------------------------------------
                             STRONG CORPORATE BOND FUND (continued)
-----------------------------------------------------------------------------------------
                                                                 Shares or
                                                                 Principal       Value
                                                                   Amount       (Note 2)
-----------------------------------------------------------------------------------------
Saks, Inc. Notes:
7.50%, Due 12/01/10                                             $11,800,000   $10,698,163
8.25%, Due 11/15/08                                               9,000,000     8,712,684
Simon Debartolo Group LP Notes, 6.75%,
Due 6/15/05                                                       4,500,000     4,242,942
Simon Property Group LP Notes:
6.75%, Due 2/09/04                                                3,385,000     3,239,391
7.125%, Due 2/09/09                                               6,150,000     5,713,947
Sonat, Inc. Notes, 7.625%, Due 7/15/11                            8,440,000     8,494,801
Southdown, Inc. Senior Subordinated Notes,
Series B, 10.00%, Due 3/01/06                                    15,000,000    16,333,230
Spieker Properties LP Notes, 7.25%,
Due 5/01/09                                                       6,000,000     5,715,984
Sprint Capital Corporation Guaranteed
Bonds, 6.90%, Due 5/01/19                                        10,000,000     9,356,070
Starwood Hotels & Resorts Worldwide, Inc.,
7.375%, Due 11/15/15                                             14,780,000    12,281,012
Stop & Shop Companies, Inc. Senior
Subordinated Notes, 9.75%, Due 2/01/02                           12,100,000    12,801,461
TXU Eastern Funding Company Guaranteed
Senior Notes, 6.75%, Due 5/15/09
(Acquired 5/06/99 - 7/08/99; Cost $8,749,660) (b)                 9,000,000     8,360,379
Texas Utilities Company Senior Notes,
Series E, 6.50%, Due 8/16/04
(Remarketing Date 8/16/02)                                       11,250,000    11,196,495
Time Warner, Inc. Debentures:
9.125%, Due 1/15/13                                               8,000,000     9,029,512
9.15%, Due 2/01/23                                                4,000,000     4,598,312
Tosco Corporation Debentures, 7.80%,
Due 1/01/27                                                       5,000,000     4,890,845
Tosco Corporation First Mortgage Bonds,
Series B, 9.625%, Due 3/15/02                                     6,000,000     6,324,762
Tricon Global Restaurants, Inc. Senior Notes:
7.45%, Due 5/15/05                                                4,300,000     4,134,841
7.65%, Due 5/15/08                                               14,340,000    13,781,557
Turner Broadcasting System, Inc.
Senior Notes, 8.375%, Due 7/01/13                                11,200,000    11,988,693
USX-Marathon Group Debentures, 9.125%,
Due 1/15/13                                                       2,000,000     2,228,890
Ultramar Diamond Shamrock Corporation
Senior Notes, 7.20%, Due 10/15/17                                11,000,000    10,214,402
United Air Lines, Inc. Debentures,
Series A, 10.67%, Due 5/01/04                                     6,305,000     7,014,357
United Pan-Europe Communications NV
Senior Yankee Notes, 10.875%,
Due 11/01/07 (Acquired 10/22/99;
Cost $10,000,000) (b)                                            10,000,000    10,112,500
Univision Network Holding LP
Subordinated Notes, 7.00%, Due 12/17/02                           7,855,000    10,368,600
Waste Management, Inc. Senior Notes:
6.50%, Due 12/15/02                                              11,705,000    10,534,699
7.00%, Due 10/15/06                                               6,000,000     5,031,558
Williams Communications Group, Inc.
Senior Notes, 10.70%, Due 10/01/07                                6,150,000     6,372,938
YPF Sociedad Anonima Yankee Notes,
7.75%, Due 8/27/07                                                7,000,000     6,707,099
-----------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $752,808,550)                                     731,091,078
-----------------------------------------------------------------------------------------
NON-AGENCY MORTGAGE & ASSET-BACKED
SECURITIES 8.0%
Asset Securitization Corporation
Commercial Mortgage Pass-Thru
Certificates, Series 1995-MD4,
Class A-1, 7.10%, Due 8/13/29                                     7,807,307     7,780,410
BCF LLC Mortgage Pass-Thru Certificates,
Series 1997-R2, Class 3-A1, 7.00%,
Due 12/25/35 (Acquired 6/17/97;
Cost $1,708,233) (b)                                            $ 1,707,085   $ 1,705,181
Bear Stearns Mortgage Securities, Inc.
Mortgage Pass-Thru Certificates,
Series 1995-1, Class 2-P, Principal
Only, Due 7/25/10                                                   528,138       432,749
Chase Mortgage Finance Trust Multiclass
Mortgage Pass-Thru Certificates:
Series 1999-S8, Class B2, 6.75%, Due 7/25/29                      2,491,935     2,127,677
Series 1999-S10, Class B2, 6.75%, Due 8/25/29                     2,444,135     2,085,959
Series 1999-S11, Class B2, 6.75%, Due 9/25/29                     1,597,590     1,355,571
Commercial Trust I Lease-Backed Certificates,
Series 1993-K-A, Class A2, 7.63%,
Due 12/15/13 (Acquired 4/20/99;
Cost $8,221,993) (b)                                              8,441,298     7,351,442
Countrywide Home Loans, Inc. Mortgage
Pass-Thru Certificates, Series 1999-11,
Class B2, 7.25%, Due 11/25/29                                     1,746,945     1,554,475
DLJ Mortgage Acceptance Corporation Variable
Rate Multi-Family Mortgage Pass-Thru
Certificates, Series 1993-MF10, Class A-1,
Interest Only, 0.80%, Due 7/15/03                                30,858,013       154,290
DLJ Mortgage Acceptance Corporation Variable
Rate Trust Certificates, Series 1997-E,
Class A, 7.55%, Due 12/28/26
(Acquired 12/18/97; Cost $5,466,039) (b)                          5,443,923     4,782,323
FMAC Loan Receivables Trust Notes,
Series 1997-C, Class B, 7.15%, Due 12/15/19
(Acquired 12/10/97; Cost $7,279,720) (b)                          7,239,000     6,587,490
GE Capital Mortgage Services, Inc. Real Estate
Mortgage Investment Conduit Pass-Thru
Certificates, Series 1999-18, Class B2, 7.00%,
Due 11/25/29                                                      2,010,447     1,751,974
Golden National Mortgage Asset-Backed
Certificates, Series 1998-GNI, Class M-2,
8.02%, Due 2/25/27                                                6,000,000     5,808,780
Mid State Trust Virgin Islands Asset-Backed Notes:
Series 6, Class A-1, 7.34%, Due 7/01/35                           2,456,780     2,433,601
Series 6, Class A-2, 7.40%, Due 7/01/35                           2,879,039     2,830,470
Resolution Trust Corporation Mortgage Pass-Thru
Securities, Inc. Commercial Mortgage
Certificates, Series 1995-C1, Class D, 6.90%,
Due 2/25/27                                                      12,000,000    11,827,560
Ryland Mortgage Securities Corporation III
Variable Rate Collateralized Mortgage
Bonds, Series 1992-C, Class 3-A, 11.7547%,
Due 11/25/30                                                         43,284        43,142
Salomon Brothers Mortgage Securities VII, Inc.
Mortgage Pass-Thru Certificates,
Series 1997-A, Class B-3, 7.3887%,
Due 10/01/25 (Acquired 7/09/97;
Cost $4,146,239) (b)                                              4,643,721     3,803,579
Sutter CBO, Ltd./Sutter CBO Corporation Notes,
Series 1999-1, Class B1, 9.942%, Due 11/30/14
(Acquired 10/05/99; Cost $5,000,000) (b) (e)                      5,000,000     5,006,250
-----------------------------------------------------------------------------------------
Total Non-Agency Mortgage & Asset-Backed
Securities (Cost $72,670,534)                                                  69,422,923
-----------------------------------------------------------------------------------------
FOREIGN BONDS 0.8%
Shaw Communications, Inc. Debentures, 8.54%,
Due 9/30/27                                                      11,500,000 CAD 7,114,208
-----------------------------------------------------------------------------------------
Total Foreign Bonds (Cost $7,507,355)                                           7,114,208
-----------------------------------------------------------------------------------------

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                       October 31, 1999
-----------------------------------------------------------------------------------------
                             STRONG CORPORATE BOND FUND (continued)
-----------------------------------------------------------------------------------------
                                                                 Shares or
                                                                 Principal       Value
                                                                   Amount       (Note 2)
-----------------------------------------------------------------------------------------
UNITED STATES GOVERNMENT &
AGENCY ISSUES 0.3%
FHLMC Participation Certificates:
14.00%, Due 9/01/12                                            $   21,073      $   24,081
14.75%, Due 3/01/10                                                 9,494          10,971
FNMA Guaranteed Real Estate Mortgage
Investment Conduit Pass-Thru Certificates,
13.50%, Due 4/01/11                                                69,003          78,267
GNMA Guaranteed Pass-Thru Certificates,
15.00%, Due 8/15/11 thru 10/15/12                                  65,120          76,829
Small Business Administration Guaranteed
Loan Pool #40013, Interest Only Strips,
2.419%, Due 9/30/17                                             4,607,333         234,698
United States Treasury Notes, 6.00%, Due 8/15/04                1,575,000       1,577,953
-----------------------------------------------------------------------------------------
Total United States Government &
Agency Issues (Cost $3,008,518)                                                 2,002,799
-----------------------------------------------------------------------------------------
OPTIONS 0.0%
MCI Worldcom, Inc. Call Options: (Strike
price is 100. Expiration date is 6/20/03.)                     25,000,000         225,000
-----------------------------------------------------------------------------------------
Total Options (Cost $562,500)                                                     225,000
-----------------------------------------------------------------------------------------
PREFERRED STOCKS 4.9%
Caisse National De Credit Agricole Sponsored
ADR 10.375% Series A (Acquired 2/05/98;
Cost $5,660,000) (b)                                              200,000       5,300,000
Centaur Funding Corporation 9.08% Series B
(Acquired 12/09/98 - 4/13/99; Cost $17,562,591) (b)                16,450      17,128,563
Golden State Bancorp, Inc.
9.125% Exchangeable Series A                                      100,000       2,225,000
News Corporation Finance Trust 5.00%                               85,000       4,945,938
Norwest Corporation Series A, Cumulative
Tracking Stock/Residential Home
Mortgage LLC (Acquired 12/16/94;
Cost $2,000,000) (b)                                               10,000       2,010,560
Parmalat Capital Finance 7.70% Series B                           253,000       5,819,000
Webster Capital Corporation 7.375% Series A                         5,000       5,043,750
-----------------------------------------------------------------------------------------
Total Preferred Stocks (Cost $44,880,481)                                      42,472,811
-----------------------------------------------------------------------------------------
WARRANTS  0.0%
EOP Operating LP Warrants, Expire 1/18/00                           7,500           7,500
-----------------------------------------------------------------------------------------
Total Warrants (Cost $60,000)                                                       7,500
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (a) 1.9%
COMMERCIAL PAPER 0.3%
INTEREST-BEARING, DUE UPON DEMAND
Pitney Bowes Credit Corporation, 5.01%                         $  818,600         818,600
Warner Lambert Company, 4.99%                                   2,120,100       2,120,100
Wisconsin Electric Power Company, 4.99%                               100             100
                                                                               ----------
                                                                                2,938,800
CORPORATE NOTES 1.1%
ARA Services, Inc. Guaranteed Notes, 10.625%,
Due 8/01/00                                                     4,355,000       4,424,763
Walt Disney Company Euro-Dollar Senior
Participating Notes, 2.00%, Due 3/01/00
(Acquired 9/19/96; Cost $6,250,000) (b)                         5,000,000       4,850,000
                                                                               ----------
                                                                                9,274,763
REPURCHASE AGREEMENTS 0.4%
Barclays Capital, Inc. (Dated 10/29/99), 5.22%,
Due 11/01/99 (Repurchase proceeds
$3,101,349); Collateralized by: United States
Treasury Notes (d)                                             $3,100,000      $3,100,000
UNITED STATES GOVERNMENT ISSUES 0.1%
United States Treasury Bills, Due 11/18/99
thru 1/20/00 (c)                                                1,035,000       1,029,034
-----------------------------------------------------------------------------------------
Total Short-Term Investments
(Cost $16,528,088)                                                             16,342,597
=========================================================================================
Total Investments in Securities (Cost $898,026,026) 100.0%                    868,678,916
Other Assets and Liabilities, Net 0.0%                                            390,037
-----------------------------------------------------------------------------------------
NET ASSETS 100.0%                                                            $869,068,953
=========================================================================================

FUTURES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Underlying             Unrealized
                                                                           Expiration            Face Amount           Appreciation
                                                                              Date                at Value            (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
Purchased:
130  Two-Year U.S. Treasury Notes                                             12/99             $26,916,094                ($10,865)
386  U.S. Treasury Bonds                                                      12/99              43,847,188                  33,562

Sold:
197  Five-Year U.S. Treasury Notes                                            12/99              21,266,766                   9,884
  3  Ten-Year U.S. Treasury Notes                                             12/99                 329,156                  (2,263)


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Settlement                                            Unrealized
                                                                     Date                       Value in USD           Depreciation
------------------------------------------------------------------------------------------------------------------------------------
Sold:
11,000,000             CAD                                         3/17/00                        $7,503,183                 $9,995


SWAPS
------------------------------------------------------------------------------------------------------------------------------------
Open index rate swap contracts at October 31, 1999 consisted of the following:
------------------------------------------------------------------------------------------------------------------------------------
  Notional               Termination                     Interest                              Index                     Unrealized
   Amount                   Date                           Sold                                Bought                   Depreciation
------------------------------------------------------------------------------------------------------------------------------------
$25,000,000               6/01/00                       1 mo. LIBOR                        Lehman Brothers                 $208,131
                                                                                                 Baa

 20,000,000               7/31/00                       1 mo. LIBOR                         ERISA Eligible                  131,431
                                                                                             Lehman CMBS*

* Lehman Brothers Investment Grade Index - ERISA Eligible Sub Index Collateralized Mortgage-Backed Securities Index Total Return Swap

-----------------------------------------------------------------------------------------
                             STRONG GOVERNMENT SECURITIES FUND
-----------------------------------------------------------------------------------------
                                                                 Shares or
                                                                 Principal       Value
                                                                   Amount       (Note 2)
----------------------------------------------------------------------------------------
UNITED STATES GOVERNMENT &
AGENCY ISSUES 86.5%
FHA Insured Project Loan #956-55054, 2.93%,
Due 11/01/12                                                  $ 3,533,603    $ 2,797,695
FHA Project Loan, 7.40%, Due 3/01/09                           20,099,898     20,426,521
FHLMC Guaranteed Multiclass Variable
Rate Mortgage Participation Certificates:
Pool #865496, 7.468%, Due 5/01/26                               2,705,558      2,736,743
Series 1539, Class FB, 5.262%, Due 6/15/05                      1,716,530      1,715,134
FHLMC Notes, 6.625%, Due 9/15/09                               74,655,000     74,366,832
FHLMC Participation Certificates:
5.50%, Due 12/15/08                                             3,649,556      3,622,348
6.00%, Due 1/01/13 (c)                                         11,533,019     11,148,510
6.05%, Due 6/25/14 (c)                                         20,476,913     20,368,487
6.25%, Due 9/15/22                                              6,305,000      6,042,176
6.59%, Due 6/25/12                                              6,253,174      6,234,071
6.775%, Due 11/01/03                                            6,079,723      6,089,207
7.00%, Due 5/01/03 thru 1/25/21                                 5,199,615      5,176,726
7.20%, Due 11/01/06 (e)                                        10,163,000     10,191,558
7.25%, Due 7/01/08                                                851,447        858,841
7.26%, Due 6/01/06 (c)                                          6,674,960      6,731,363
7.625%, Due 8/25/22                                             3,519,619      3,516,821
8.00%, Due 7/01/08 thru 2/01/17                                 5,024,418      5,153,516
8.50%, Due 10/01/05 thru 6/01/17                               24,480,782     25,327,904
9.00%, Due 9/15/05 thru 4/01/17                                 8,166,310      8,521,681
9.30%, Due 7/15/21                                              3,216,775      3,334,424
9.50%, Due 4/01/07 thru 12/01/19                                2,024,477      2,102,486
9.75%, Due 8/01/02                                                443,527        457,933
10.00%, Due 10/01/05 thru 6/01/20                               2,456,387      2,571,941
10.50%, Due 6/01/04 thru 8/01/20                                4,362,204      4,712,113
11.00%, Due 1/01/01                                                 4,009          4,081
11.25%, Due 1/01/01                                                20,810         21,204
11.75%, Due 10/01/15                                               62,623         68,113
12.00%, Due 11/01/15                                               24,459         27,114
12.25%, Due 7/01/15 thru 12/01/15                                 228,592        250,683
12.50%, Due 10/01/09 thru 1/01/15                                 140,212        155,522
13.00%, Due 7/01/14                                                45,021         50,525
13.75%, Due 5/01/02                                                29,968         31,844
14.00%, Due 6/01/11 thru 4/01/16                                  443,221        506,134
14.50%, Due 3/01/11 thru 12/01/11                                   6,540          7,543
14.75%, Due 8/01/11 thru 4/01/13                                    6,146          7,097
15.00%, Due 8/01/11                                                23,621         27,496
16.00%, Due 6/01/12                                                 6,354          7,545
FNMA Guaranteed Real Estate Mortgage
Investment Conduit Pass-Thru Certificates:
5.00%, Due 7/01/06                                             58,121,638     53,924,674
5.60%, Due 5/01/04 thru 11/01/05                                2,122,825      2,042,913
6.00%, Due 9/01/12 thru 1/25/39                                17,403,858     16,913,713
6.09%, Due 1/01/03                                             12,572,436     12,302,378
6.125%, Due 11/25/03                                            1,030,806      1,026,677
6.30%, Due 12/25/15                                             2,861,379      2,787,598
6.32%, Due 8/15/08 (c)                                         11,500,000     10,995,093
6.49%, Due 12/25/25                                             8,553,790      8,546,733
6.50%, Due 6/18/27 thru 8/01/28 (c)                            31,680,397     30,056,487
6.53%, Due 7/01/02                                              2,385,349      2,363,154
6.91%, Due 4/01/15                                              1,728,110      1,765,162
7.00%, Due 9/01/07 thru 6/25/22 (c)                            24,333,632     24,160,539
7.11%, Due 10/01/09                                             5,000,000      5,001,550
7.17%, Due 10/01/09                                             4,356,000      4,377,780
7.18%, Due 10/01/09                                             3,451,100      3,471,600
7.50%, Due 7/01/03 thru 10/01/18                               28,322,702     28,721,961
8.00%, Due 4/01/17 thru 11/01/26                               29,282,951     29,885,288
8.25%, Due 1/25/06                                              1,398,213      1,414,627
8.305%, Due 4/01/01                                             5,334,128      5,418,895
8.40%, Due 2/25/09 (c)                                         25,623,332     26,231,246
8.43%, Due 4/01/01 (c)                                         10,298,587     10,475,566
8.50%, Due 7/01/10 thru 5/01/26 (c)                            31,350,108     32,687,823
8.55%, Due 8/25/26                                              5,734,000      5,913,188
8.75%, Due 1/01/10                                                923,901        974,809
9.00%, Due 9/01/21 thru 11/01/21 (c)                          $ 6,232,974    $ 6,559,788
9.25%, Due 4/25/18                                              1,062,687      1,115,702
9.40%, Due 10/25/19                                             4,025,479      4,222,087
9.50%, Due 6/01/05 thru 7/01/28 (c)                            13,563,901     14,319,329
10.00%, Due 4/01/20                                             2,067,848      2,230,602
11.00%, Due 2/01/19                                             1,960,901      2,185,006
11.50%, Due 2/01/19                                             1,142,149      1,282,218
11.75%, Due 12/01/10                                               80,995         89,973
12.00%, Due 1/01/16 thru 2/01/19                                1,765,806      1,983,670
12.25%, Due 7/01/14                                                19,702         21,869
12.50%, Due 2/01/11                                               127,724        143,638
13.25%, Due 4/01/12                                                 3,211          3,714
13.50%, Due 1/01/12                                                 4,433          5,018
13.75%, Due 10/01/10                                                6,112          6,832
14.00%, Due 1/01/12 thru 11/01/14                                  75,653         84,869
14.25%, Due 12/01/14                                               32,548         36,572
14.50%, Due 1/01/12                                                 6,457          7,283
14.75%, Due 3/01/12                                                93,546        109,035
15.00%, Due 10/01/12                                                9,887         11,300
15.50%, Due 10/01/12                                                7,340          8,429
FNMA Guaranteed Real Estate Mortgage
Investment Conduit Pass-Thru Certificates,
Pool #313629, 8.50%, Due 11/01/02                                 441,999        452,259
FNMA Guaranteed Real Estate Mortgage
Investment Conduit Variable Rate Certificates:
Pool #54844, 5.754%, Due 9/01/27 (c)                           14,282,084     14,007,161
Pool #66414, 6.492%, Due 9/01/28 (c)                           10,595,648     10,926,946
Pool #70279, 6.367%, Due 4/01/19                                  860,496        870,591
Pool #70843, 6.163%, Due 4/01/20                                1,737,466      1,734,650
Pool #92068, 7.035%, Due 1/01/18                                  825,120        846,793
Pool #109031, 6.695%, Due 8/01/05                              10,000,000      9,873,118
Pool #110238, 6.121%, Due 1/01/16                               3,712,917      3,704,343
Pool #124013, 7.114%, Due 10/01/21                              1,143,465      1,175,145
Pool #181826, 7.085%, Due 10/01/22                                693,591        712,420
Pool #201427, 6.777%, Due 1/01/23                               1,407,886      1,457,401
Pool #323127, 6.071%, Due 8/01/15 (c)                          17,690,083     17,431,631
Pool #380317, 6.292%, Due 5/01/05 (c)                           9,261,984      8,982,654
Pool #457277, 7.396%, Due 10/01/27                             23,130,715     23,667,503
Pool #505642, 6.894%, Due 5/01/28                               7,307,812      7,433,118
Pool #513627, 6.902%, Due 3/01/28                              15,262,474     15,634,573
Series 1996-M6, Class A, 7.3879%,
Due 8/17/03                                                       505,013        507,035
Series 1997-M4, Class C, 7.2984%,
Due 8/17/18                                                     5,683,000      5,659,842
Series 1999-W6, Class A, 9.0931%,
Due 9/25/28                                                    12,905,066     13,530,187
FNMA Guaranteed Real Estate Mortgage
Investment Conduit Variable Rate Mortgage
Securities, 5.74%, Due 3/01/18                                  2,735,543      2,689,608
FNMA Medium-Term Notes:
5.75%, Due 2/03/04                                              4,050,000      3,919,428
6.05%, Due 4/17/03                                              4,812,000      4,723,397
FNMA Notes, 6.50%, Due 8/15/04                                 17,500,000     17,560,778
FNMA Stripped Mortgage-Backed Securities:
Series B, Class B-1, 6.00%, Due 5/01/09                         2,261,463      2,225,837
Series C, Class C-1, 6.00%, Due 5/01/09                         1,994,232      1,954,947
Series K, Class K-1, 6.00%, Due 11/01/08 (c)                   11,949,700     11,808,620
FNMA Stripped Mortgage-Backed Securities,
Interest Only Custodial Receipts, Series 161,
Class 2, 8.50%, Due 7/25/22                                     3,173,622        847,301
Federal Agricultural Mortgage Corporation
Guaranteed Mortgage Variable Rate
Pass-Thru Certificates:
Series BA -1001, Class 1, 7.012%, Due 1/25/03                   2,860,200      2,900,414
Series CS -1001, Class 1, 7.185%, Due 7/25/01                   2,045,409      2,097,833
Series CS -1004, Class 1, 7.109%, Due 1/25/02                   4,589,122      4,624,964
Series CS -1010, Class 1, 7.436%, Due 7/25/02                   7,160,587      7,308,310
Series GS -1001, Class 1, 7.023%, Due 1/25/08                   1,289,836      1,288,224
Series GS -1002, Class 1, 6.71%, Due 7/25/08                      452,437        446,922

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                       October 31, 1999
-----------------------------------------------------------------------------------------
                             STRONG GOVERNMENT SECURITIES FUND (continued)
-----------------------------------------------------------------------------------------
                                                                 Shares or
                                                                 Principal       Value
                                                                   Amount       (Note 2)
-----------------------------------------------------------------------------------------
Federal Home Loan Banks Consolidated
Bonds, Series SG, 5.19%, Due 3/01/01 (c)                      $10,000,000     $ 9,887,280
GNMA Guaranteed Pass-Thru Certificates:
8.35%, Due 4/15/20                                             17,174,279      17,888,440
9.00%, Due 12/15/06 thru 12/15/09                               8,398,409       8,721,809
12.50%, Due 4/15/19                                             2,447,475       2,814,166
13.00%, Due 12/15/10 thru 11/15/14                                372,749         430,187
13.50%, Due 7/15/10 thru 10/15/12                                  84,034          97,730
14.00%, Due 4/15/12 thru 12/20/14                                 105,316         122,505
14.50%, Due 6/15/11 thru 11/15/12                                 221,504         259,338
15.00%, Due 1/15/12 thru 9/15/12                                   95,758         111,826
16.00%, Due 4/15/12                                                 9,373          11,051
GNMA Guaranteed Variable Rate
Pass-Thru Certificates:
Pool #8333, 6.375%, Due 3/20/18                                   979,551         996,701
Pool #8489, 6.375%, Due 4/20/19                                   217,562         221,209
Pool #8678, 6.625%, Due 8/20/20                                 7,316,616       7,456,224
Pool #8714, 6.125%, Due 11/20/20                                5,542,263       5,649,681
HHS Project Loan, 7.83%, Due 11/01/01                           1,197,979       1,214,451
Small Business Administration Guaranteed
Loan Interest Only Custodial Receipts:
Series 1992-6A, 2.473%, Due 10/15/17                           26,491,058       1,158,984
Series 1993-1A, 2.5312%, Due 2/15/18                           21,767,917         938,850
Student Loan Marketing Association Student
Loan Trust Floating Rate Securities:
Series 1995-1, Class A1, 5.711%, Due 4/25/04                    2,248,888       2,246,650
Series 1996-3, Class A1, 5.626%, Due 10/25/04                  23,873,185      23,768,979
USGI FHA Insured Project Pool #2040,
3.025%, Due 11/01/06                                            5,277,936       4,864,885
United States Department of Veterans Affairs
Guaranteed Real Estate Mortgage Investment
Conduit Pass-Thru Certificates - Vendee
Mortgage Trust:
Series 1992-1, Class 2J, 7.75%, Due 3/15/05                    11,801,000      11,975,977
Series 1995-1, Class 3I, 8.00%, Due 4/15/06                    10,000,000      10,253,550
Series 1995-1, Class 4, 8.8519%, Due 2/15/25                    6,879,701       7,191,988
Series 1995-2, Class 3, 8.7925%, Due 6/15/25                   15,173,958      15,715,887
United States Treasury Securities Stripped
Interest Payment, Zero%, Due 5/15/13                           83,540,000      34,546,380
United States Treasury Notes:
5.25%, Due 2/15/29 (c)                                         51,495,000      44,559,293
6.00%, Due 8/15/09                                              2,195,000       2,192,943
6.125%, Due 11/15/27 (c)                                       13,125,000      12,682,031
6.375%, Due 8/15/02                                             8,815,000       8,925,188
6.50%, Due 10/15/06                                            16,100,000      16,391,813
7.00%, Due 7/15/06                                             11,690,000      12,212,403
9.25%, Due 2/15/16                                             69,600,000      88,587,785
11.75%, Due 2/15/10                                             8,900,000      11,047,125
-----------------------------------------------------------------------------------------
Total United States Government & Agency
Issues (Cost $1,172,563,230)                                                 1,159,403,582
-----------------------------------------------------------------------------------------
CORPORATE BONDS 6.5%
Air 2 US Enhanced Equipment Notes, Series A,
8.027%, Due 10/01/19 (Acquired 10/28/99;
Cost $9,710,000) (b) (e)                                        9,710,000       9,777,096
Atlas Air, Inc. Pass-Thru Certificates,
Series 1998-1, Class B, 7.68%, Due 1/02/14                      9,884,147       9,300,143
Bank United Medium-Term Bank Notes,
Tranche #00001, 8.00%, Due 3/15/09                             10,000,000       9,567,650
Continental Airlines Pass-Thru Trusts
Pass-Thru Certificates, Series 1999-2,
Class A-1, 7.256%, Due 3/15/20 (c)                              8,500,000       8,288,053
Ford Motor Credit Company Notes, 7.375%,
Due 10/28/09                                                   10,000,000      10,111,610
GS Escrow Corporation Senior Notes, 7.00%,
Due 8/01/03 (c)                                                19,400,000      18,267,176
Riggs Capital Trust Preferred Securities,
Series A, 8.625%, Due 12/31/26 (c)                              9,490,000       8,743,308
United Air Lines, Inc. Debentures, 10.25%,
Due 7/15/21 (c)                                               $10,735,000     $12,907,979
-----------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $90,500,540)                                       86,963,015
-----------------------------------------------------------------------------------------
MUNICIPAL BONDS 0.3%
Arkansas Development Finance Authority GNMA
Guaranteed Bonds, 9.75%, Due 11/15/14 (c)                       3,100,000       3,672,604
-----------------------------------------------------------------------------------------
Total Municipal Bonds (Cost $3,766,371)                                         3,672,604
-----------------------------------------------------------------------------------------
NON-AGENCY MORTGAGE & ASSET-BACKED
SECURITIES 0.3%
Citicorp Mortgage Securities, Inc. Real Estate
Mortgage Investment Conduit Pass-Thru
Certificates, Series 1999-3, Class B2, 6.50%,
Due 5/25/29                                                     1,349,145       1,124,428
Community Program Loan Trust Bonds,
Series 1987-A, Class A5, 4.50%, Due 4/01/29                     2,480,000       1,808,788
Norwest Asset Securities Corporation Mortgage
Pass-Thru Certificates, Series 1999-23,
Class B3, 7.00%, Due 10/25/29                                   1,126,151         981,193
-----------------------------------------------------------------------------------------
Total Non-Agency Mortgage & Asset-Backed
Securities (Cost $3,948,314)                                                    3,914,409
-----------------------------------------------------------------------------------------
OPTIONS 0.0%
FNMA Bond Put Options: (Strike
price is 98.16. Expiration date is 11/19/99.)                   5,250,000           4,922
MCI Worldcom, Inc. Call Options: (Strike
price is 100. Expiration date is 6/20/03.)                     25,000,000         225,000
United States Treasury Bond Futures Put
Options: (Strike price is 110. Expiration date
is 11/19/99.)                                                      75,000           4,688
United States Treasury Bond Put Options: (Strike
price is 96. Expiration date is 11/19/99.)                        100,000          21,094
-----------------------------------------------------------------------------------------
Total Options (Cost $733,463)                                                     255,704
-----------------------------------------------------------------------------------------
PREFERRED STOCKS 2.4%
Centaur Funding Corporation 9.08% Series B
(Acquired 12/09/98 - 5/24/99; Cost $22,046,718) (b)                21,000      21,866,250
Norwest Corporation Series A Cumulative
Tracking/Residential Home Mortgage LLC
(Acquired 12/16/94; Cost $10,000,000) (b)                          50,000      10,052,800
-----------------------------------------------------------------------------------------
Total Preferred Stocks (Cost $32,046,718)                                      31,919,050
-----------------------------------------------------------------------------------------

WARRANTS 0.0%
EOP Operating LP Warrants, Expire 1/18/00                           7,500           7,500
-----------------------------------------------------------------------------------------
Total Warrants (Cost $60,000)                                                       7,500
-----------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 4.4%
COMMERCIAL PAPER 0.1%
INTEREST BEARING, DUE UPON DEMAND
Pitney Bowes Credit Corporation, 5.01%                         $  985,700         985,700
Warner Lambert Company, 4.99%                                     420,900         420,900
Wisconsin Electric Power Company, 4.99%                            91,300          91,300
                                                                              -----------
                                                                                1,497,900

REPURCHASE AGREEMENTS 1.8%
ABN-AMRO Inc. (Dated 10/29/99), 5.22%,
Due 11/01/99 (Repurchase proceeds $24,410,614);
Collateralized by: U.S. Government & Agency
Issues and Non-Agency Mortgage &
Asset-Backed Securities (d)                                    24,400,000      24,400,000

UNITED STATES GOVERNMENT ISSUES 2.5%
FHLMC Guaranteed Multiclass Variable Rate
Mortgage Participation Certificates,
Series 1572-B, Class SA, 4.3175%, Due 10/15/00                  2,842,838       2,772,826

-----------------------------------------------------------------------------------------
                             STRONG GOVERNMENT SECURITIES FUND (continued)
-----------------------------------------------------------------------------------------
                                                                 Shares or
                                                                 Principal       Value
                                                                   Amount       (Note 2)
-----------------------------------------------------------------------------------------
FHLMC Multiclass Mortgage Guaranteed
Participation Certificates, Series 144,
Class 144-A, 8.75%, Due 6/15/00                               $    33,158     $    33,158
Federal Home Loan Banks Consolidated Bonds:
Series H, 4.875%, Due 3/17/00 (c)                               8,000,000       7,971,072
Series TS, 5.125%, Due 5/19/00 (c)                             20,000,000      19,932,560
United States Treasury Bills, Due 11/04/99
thru 1/13/00 (c)                                                2,385,000       2,372,126
                                                                             ------------
                                                                               33,081,742
-----------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $58,990,214)                                58,979,642
=========================================================================================
Total Investments in Securities
(Cost $1,362,608,850) 100.4%                                                1,345,115,506
Other Assets and Liabilities, Net (0.4%)                                       (5,053,694)
-----------------------------------------------------------------------------------------
NET ASSETS 100.0%                                                          $1,340,061,812
=========================================================================================

FUTURES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Underlying             Unrealized
                                                                           Expiration            Face Amount           Appreciation
                                                                              Date                at Value            (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------

Purchased:
946 Five-Year U.S. Treasury Notes                                             12/99            $102,123,656               ($985,224)
635 Ten-Year U.S. Treasury Notes                                              12/99              69,671,406                 402,840
109 U.S. Treasury Bonds                                                       12/99              12,381,719                (104,354)

Sold:
478 Ten-Year U.S. Treasury Notes                                               3/00              46,814,125                (390,406)


SWAPS
------------------------------------------------------------------------------------------------------------------------------------
Open index rate swap contracts at October 31, 1999 consisted of the following:
------------------------------------------------------------------------------------------------------------------------------------
  Notional               Termination                     Interest                              Index                     Unrealized
   Amount                   Date                           Sold                                Bought                   Depreciation
------------------------------------------------------------------------------------------------------------------------------------
$50,000,000               7/31/00                       1 mo. LIBOR                         ERISA Eligible                 $328,580
                                                                                            Lehman CMBS*

*    Lehman Brothers Investment Grade Index - ERISA Eligible Sub Index
     Collateralized Mortgage-Backed Securities Index Total Return Swap


WRITTEN OPTIONS ACTIVITY
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Contracts             Premiums
------------------------------------------------------------------------------------------------------------------------------------
Options outstanding at beginning of year                                                                 --           $          --
Options written during the year                                                                     554,495               1,458,771
Options closed                                                                                     (501,545)             (1,259,683)
Options expired                                                                                          --                      --
Options exercised                                                                                        --                      --
                                                                                                   --------           -------------
Options outstanding at end of year                                                                   52,950           $     199,088
                                                                                                   --------           -------------
                                                                                                   --------           -------------

Closed options resulted in a capital gain of $327,649.


------------------------------------------------------------------------------------------------------------------------------------
WRITTEN OPTIONS DETAIL
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Contracts (100
                                                                                                   shares per
                                                                                                    contract)         Value (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
United States Treasury 10 Year Options
Puts: (Strike price is 98.81. Expiration date
  is 11/19/99. Premium received $54,297.)                                                            50,000              ($  12,500)

United States Treasury Bond Futures Options
Calls: (Strike price is 116.00. Expiration date is
  12/17/99. Premium received is $26,850.)                                                               300*                (93,750)
Puts: (Strike price is 108.00. Expiration date is
  11/19/99. Premium received is $12,572.)                                                                75*                 (2,344)
Puts: (Strike price is 109.00. Expiration date is
  11/19/99. Premium received is $23,119.)                                                                75*                 (2,344)
Puts: (Strike price is 109.00. Expiration date is
  12/17/99. Premium received is $18,613.)                                                               400*                (12,500)
Puts: (Strike Price is 116.00. Expiration date is
  12/17/99. Premium received is $8,950.)                                                                100*               (254,600)

United States Treasury Bond Options
Puts: (Strike price is 93.00. Expiration date
  is 11/19/99. Premium received is $12,500.)                                                          1,000                  (1,562)
Puts: (Strike price is 95.00. Expiration date
  is 11/19/99. Premium received is $42,187.)                                                          1,000                 (10,156)
                                                                                                      -----                 -------
                                                                                                     52,950               ($389,756)
                                                                                                     ------               ---------
                                                                                                     ------               ---------

* These contracts are 1000 shares per contract.

-----------------------------------------------------------------------------------------
                             STRONG SHORT-TERM BOND FUND
-----------------------------------------------------------------------------------------
                                                                 Shares or
                                                                 Principal       Value
                                                                   Amount       (Note 2)
-----------------------------------------------------------------------------------------
CORPORATE BONDS 53.2%
Air 2 US Enhanced Equipment Notes, Series A,
8.027%, Due 10/01/19
(Acquired 10/28/99; Cost $10,000,000) (b) (e)                 $10,000,000     $10,110,500
Atlas Air, Inc. Pass-Thru Certificates,
Series 1998-1, Class C, 8.01%, Due 1/02/10                     18,747,998      17,786,882
Beaver Valley Funding Corporation
Debentures, 8.625%, Due 6/01/07                                 9,860,000      10,044,875
Blackstone Hotel Acquisitions Company
Debt Unit (Medium-Term Structured
Enhanced Return Trusts 1998), Series R-38,
6.4188%, Due 6/30/03
(Acquired 7/30/98; Cost $14,000,000) (b)                       14,000,000      13,912,500
CMS Energy Corporation Senior Notes,
8.375%, Due 7/01/13 (Remarketing
Date 7/01/03)                                                  10,000,000       9,893,700
CSC Holdings, Inc. Senior Notes, Series B,
8.125%, Due 7/15/09                                             6,500,000       6,524,375
CSC Holdings, Inc. Senior Subordinated
Debentures:
9.875%, Due 2/15/13                                             3,275,000       3,397,812
9.875%, Due 4/01/23                                             8,875,000       9,207,813
Cendant Corporation Notes:
7.50%, Due 12/01/00                                            10,000,000      10,035,590
7.75%, Due 12/01/03                                            11,540,000      11,523,498
Coastal Corporation Notes, 6.20%, Due 5/15/04                   5,000,000       4,848,165
Continental Airlines, Inc. Senior Notes, 9.50%,
Due 12/15/01                                                   14,750,000      14,971,250
Continental Airlines Pass-Thru Certificates:
Series 1997-2D, 7.522%, Due 6/30/01                             7,188,740       7,210,989
Series 1998-2A, 6.41%, Due 4/15/07                              2,359,571       2,271,076

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                       October 31, 1999
-----------------------------------------------------------------------------------------
                                 STRONG SHORT-TERM BOND FUND (continued)
-----------------------------------------------------------------------------------------
                                                                 Shares or
                                                                 Principal       Value
                                                                   Amount       (Note 2)
-----------------------------------------------------------------------------------------
Custom Repackaged Asset Vehicle
Trusts - Wal-Mart Credit-Linked Trust
Certificates, Series 1996-401, 7.35%,
Due 7/17/06 (Acquired 10/16/96;
Cost $3,870,676) (b)                                          $ 3,882,634     $ 3,875,731
Custom Repackaged Asset Vehicle
Trusts - Walt Disney Credit-Linked
Trust Certificates, Series 1996-403, 7.20%,
Due 1/10/07 (Acquired 12/18/96;
Cost $3,726,921) (b)                                            3,729,382       3,708,528
Delta Air Lines, Inc. Pass-Thru Certificates:
Series 1992-B1, 9.375%, Due 9/11/07                            11,835,206      12,448,683
Series 1993-A1, 9.875%, Due 4/30/08                            14,151,247      15,311,154
El Paso Electric Company First Mortgage
Notes, Series E, 9.40%, Due 5/01/11                             6,018,000       6,583,999
El Paso Energy Corporation Senior
Notes, 6.625%, Due 7/15/01                                      7,900,000       7,869,127
Empress Entertainment, Inc. Senior
Subordinated Notes, 8.125%, Due 7/01/06                        10,000,000       9,975,000
First Industrial LP Notes, 6.50%,
Due 4/05/11 (Remarketing Date 3/15/01)                         10,000,000       9,864,160
Ford Motor Credit Company Notes:
5.75%, Due 2/23/04                                             12,125,000      11,635,186
6.70%, Due 7/16/04                                              2,970,000       2,944,440
7.375%, Due 10/28/09                                           11,875,000      12,007,537
GS Escrow Corporation Floating Rate
Senior Notes, 6.3125%, Due 8/01/03                              5,000,000       4,757,005
GS Escrow Corporation Senior Notes:
6.75%, Due 8/01/01                                             34,500,000      33,622,561
7.00%, Due 8/01/03                                              8,700,000       8,191,981
Homeside International, Inc. Senior
Secured Second Priority Notes,
Series B, 11.25%, Due 5/15/03                                  27,468,000      31,107,510
Huntington Capital I Variable Rate Capital
Income Securities, 6.905%, Due 2/01/27                         16,500,000      15,323,731
ITT Corporation Notes:
6.25%, Due 11/15/00                                             5,500,000       5,402,754
6.75%, Due 11/15/03                                            10,400,000       9,798,745
Imperial Capital Trust I Guaranteed Capital
Securities, 9.98%, Due 12/31/26                                 5,000,000       4,710,795
Jones Intercable, Inc. Senior Notes, 9.625%,
Due 3/15/02                                                    15,325,000      16,053,627
KN Energy, Inc. Senior Notes, 6.45%,
Due 11/30/01                                                   10,440,000      10,335,715
KPNQwest BV Senior Notes, 8.125%,
Due 6/01/09 (Acquired 5/25/99;
Cost $9,929,300) (b)                                           10,000,000       9,550,000
Lilly Del Mar, Inc. Floating Rate Capital
Securities, 6.57%, Due 8/05/29
(Acquired 7/29/99; Cost $15,000,000) (b)                       15,000,000      15,143,505
MetroNet Communications Corporation Senior
Discount Yankee Notes, Zero %, Due 6/15/08
(Rate Reset Effective 6/15/03)                                 13,000,000      10,172,500
MetroNet Communications Corporation
Senior Notes, 12.00%, Due 8/15/07                              15,000,000      17,550,000
MetroNet Communications Corporation Senior
Yankee Notes, 10.625%, Due 11/01/08                            22,000,000      25,080,000
NWA Trust Structured Enhanced Return
Trusts 1998, 8.4563%, Due 4/15/11
(Acquired 4/06/98; Cost $15,240,000) (b)                       15,000,000      13,425,000
Niagara Mohawk Power Corporation
Senior Notes, Series C, 7.125%, Due 7/01/01                    23,817,071      23,847,295
Occidental Petroleum Corporation Senior
Notes, 6.50%, Due 4/01/05                                      10,000,000       9,647,920
Osprey Trust/Osprey I, Inc. Senior Secured
Notes, 8.31%, Due 1/15/03
(Acquired 9/16/99; Cost $7,500,000) (b)                         7,500,000       7,494,045
Qwest Communications International, Inc.
Senior Notes, Series B, 10.875%, Due 4/01/07                   13,609,741      15,310,959
Riggs Capital Trust Preferred Securities,
Series A, 8.625%, Due 12/31/26                                $11,500,000     $10,595,157
Saks, Inc. Guaranteed Notes, 7.00%,
Due 7/15/04                                                    10,000,000       9,397,090
Simon Debartolo Group LP Notes, 6.625%,
Due 6/15/03                                                    10,000,000       9,619,090
Spintab AB Floating Rate Subordinated
Yankee Notes, 6.12%, Due 12/29/49
(Acquired 11/21/97; Cost $30,000,000) (b)                      30,000,000      30,090,120
Sprint Capital Corporation Guaranteed
Notes, 5.875%, Due 5/01/04                                     11,385,000      10,938,867
Sprint Spectrum LP/Sprint Spectrum
Finance Corporation Senior Notes, 11.00%,
Due 8/15/06                                                    14,648,000      16,625,480
Star Capital Trust I Floating Rate Securities,
6.275%, Due 6/15/27                                            10,000,000       9,619,790
Superior Financial Corporation Senior
Notes, 8.65%, Due 4/01/03                                       1,250,000       1,200,000
Swedbank Floating Rate Debt Unit
(Medium-Term Structured Enhanced
Return Trusts 1996, Series R-35), 6.22%,
Due 11/10/02 (Acquired 10/16/96;
Cost $10,000,000) (b)                                          10,000,000       9,600,000
Tricon Global Restaurants, Inc. Senior
Notes, 7.45%, Due 5/15/05                                      16,815,000      16,169,153
United Airlines, Inc. Debentures, 10.25%,
Due 7/15/21                                                     4,850,000       5,831,737
Univision Network Holding LP Subordinated
Notes, 7.00%, Due 12/17/02                                     19,730,000      26,043,600
Waste Management, Inc. Senior Notes:
6.125%, Due 7/15/01                                            10,000,000       9,364,270
6.50%, Due 12/15/02                                             2,000,000       1,800,034
Williams Communications Group, Inc.
Senior Notes, 10.875%, Due 10/01/09                             3,000,000       3,090,000
-----------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $695,655,321)                                     684,472,606
-----------------------------------------------------------------------------------------
NON-AGENCY MORTGAGE & ASSET-
BACKED SECURITIES 23.0%
Asset Securitization Corporation Commercial
Mortgage Pass-Thru Certificates,
Series 1995-MD4, Class A-1, 7.10%, Due 8/13/29                 22,428,599      22,351,332
BCF LLC Mortgage Pass-Thru Certificates,
Series 1997-R2, Class 3-A1, 7.00%,
Due 12/25/35 (Acquired 6/17/97;
Cost $2,562,350) (b)                                            2,560,627       2,557,772
CS First Boston Mortgage Securities
Corporation Mortgage-Backed Certificates,
7.25%, Due 8/25/27                                              1,458,882       1,461,311
Chase Mortgage Finance Corporation
Mortgage Pass-Thru Certificates,
Series 1990-G, Class A-Z1, 9.50%, Due 12/25/21                    714,303         725,131
Chase Mortgage Finance Corporation Variable
Rate Multiclass Mortgage Pass-Thru
Certificates, Series 1992-2, Class B2, 7.9663%,
Due 8/28/23 (Acquired 9/27/96 - 9/03/97;
Cost $2,330,241) (b)                                            2,319,933       2,312,741
Cistron Biotechnology, Inc. Asset-Backed
Notes, Series 1997-A, Class A-6, 6.35%,
Due 4/15/11                                                     8,055,000       8,022,901
Citicorp Mortgage Securities, Inc. Real Estate
Mortgage Investment Conduit Pass-Thru
Certificates:
Series 1988-8, Class A1, 7.7722%, Due 6/25/18                   3,166,561       3,200,235
Series 1993-3, Class B1, 7.00%, Due 3/25/08
(Acquired 10/23/96; Cost $1,645,505) (b)                        1,670,166       1,648,662
Cityscape Home Loan Owners Trust Asset-
Backed Notes, Series 1997-1, Class A-3,
6.63%, Due 3/25/18                                              3,867,389       3,855,265

-----------------------------------------------------------------------------------------
                             STRONG SHORT-TERM BOND FUND (continued)
-----------------------------------------------------------------------------------------
                                                                 Shares or
                                                                 Principal       Value
                                                                   Amount       (Note 2)
-----------------------------------------------------------------------------------------
Collateralized Mortgage Obligation Trust 47,
Class E, Principal Only, Due 9/01/18                          $   568,824     $   346,446
Collateralized Mortgage Obligation Trust
Inverse Floating Rate Collateralized
Mortgage Obligation, Series 13, Class Q,
15.8166%, Due 1/20/03                                             425,314         442,251
ContiMortgage Home Equity Loan Trust
Interest Only Senior Strip Certificates,
Series 1996-2, Class A, 0.8879%, Due 7/15/27                   66,011,785         924,165
ContiSecurities Residual Corporation
ContiMortgage Net Interest Margin Notes,
Series 1997-A, 7.23%, Due 7/16/28
(Acquired 9/18/97; Cost $2,008,119) (b)                         2,008,119       1,305,277
Countrywide Mortgage-Backed Securities,
Inc. Variable Rate Mortgage Pass-Thru
Certificates, Series 1994-D, Class A6, 5.5495%,
Due 3/25/24                                                     4,491,070       4,296,729
DLJ Mortgage Acceptance Corporation
Variable Rate Multi-Family Mortgage
Pass-Thru Certificates, Series 1993-MF10,
Class A-1, Interest Only, 0.80%, Due 7/15/03                   21,581,683         107,908
Drexel Burnham Lambert Collateralized
Mortgage Obligation Trust, Series T,
Class T-4, 8.45%, Due 9/20/19                                   6,600,000       6,729,644
The Equitable Life Assurance Society of
the United States Floating Rate Notes,
Series 174, Class A2, 5.74%, Due 5/15/03
(Acquired 9/10/99; Cost $9,967,188) (b)                        10,000,000       9,962,850
FirstPlus Global Issuance Corporation
Asset-Backed Notes, Series 1998-4,
Class A, Interest Only, 6.10%, Due 9/10/24                     52,379,000       2,299,962
GMBS, Inc. Countrywide Funding Certificates,
Series 1990-1, Class Z, 9.25%, Due 1/28/20                      2,069,292       2,062,308
GS Mortgage Securities Corporation Variable
Rate Mortgage Participation Securities,
Series 1998-1, Class A, 8.00%, Due 9/20/27
(Acquired 5/19/98; Cost $8,156,839) (b)                         7,784,637       7,952,473
GS Mortgage Securities Corporation II
Commercial Mortgage Pass-Thru
Certificates, Series 1999-C1, Class X, Interest
Only, 0.9653%, Due 11/18/30                                   118,758,109       6,699,739
Greenwich Capital Acceptance, Inc.
Mortgage Securities, Series 1993-P01,
Class E, Principal Only, Due 11/26/17                           4,397,005       3,190,598
Greenwich Capital Acceptance, Inc. Variable
Rate Mortgage Pass-Thru Certificates,
Series 1991-1, Class A, 6.3984%, Due 2/25/21
(Acquired 4/18/96; Cost $5,660,489) (b)                         5,549,499       5,578,967
Greenwich Capital Markets, Inc. Commercial
Mortgage Loan Facility Variable Rate
Funding Certificates, Series 1998 SFT-1,
Class B, 9.6875%, Due 3/31/01
(Acquired 9/29/98 - 9/30/99; Cost $10,587,368) (b)             10,587,368      10,587,368
Kmart CMBS Financing, Inc. Floating Rate
Commercial Mortgage Pass-Thru Certificates,
Series 1997-1, Class D, 6.50%, Due 3/01/07
(Acquired 3/10/97; Cost $4,516,875) (b)                         4,500,000       4,474,463
Merrill Lynch Home Equity Acceptance, Inc.
Subordinated Variable Rate Mortgage-
Backed Certificates, Series 1994-A, Class A-1,
6.375%, Due 8/17/23                                             6,271,839       6,236,591
Merrill Lynch Mortgage Investors, Inc.
Mortgage Pass-Thru Certificates,
Series 1994-C1, Interest Only, 0.6440%,
Due 11/25/20                                                   18,874,268          35,484
Merrill Lynch Mortgage Investors, Inc. Senior
Subordinated Pass-Thru Certificates,
Series 1994-A, Class A-5, 7.035%, Due 2/15/24                  13,074,806      12,885,809
Merrill Lynch Mortgage Investors, Inc.
Variable Rate Mortgage Pass-Thru
Certificates, Series 1994-M1, Class E,
8.4274%, Due 6/25/22 (Acquired 11/19/98;
Cost $6,663,900) (b)                                          $ 6,870,000     $ 6,837,058
Mid-State Trust II Mortgage-Backed Notes,
Class A4, 9.625%, Due 4/01/03                                   5,204,500       5,409,721
Morgan Stanley Capital I, Inc. Variable Rate
Commercial Mortgage Pass-Thru Certificates:
Series 1997-RR, Class A, 6.8284%,
Due 4/30/39 (Acquired 11/21/97;
Cost $4,291,517) (b)                                            4,292,758       4,133,110
Series 1999-WF1, Class X, Interest Only,
0.8418%, Due 2/25/29 (Acquired 2/10/99;
Cost $4,947,574) (b)                                           96,056,339       4,655,370
NPF XI, Inc. Health Care Receivables
Program 97-1 Notes, Class A, 6.815%,
Due 7/01/01 (Acquired 6/19/97;
Cost $4,999,944) (b)                                            5,000,000       5,001,550
Option One Mortgage Securities Corporation
Net Interest Margin Trust, Series 1999-2,
9.66%, Due 6/25/29 (Acquired 4/23/99;
Cost $5,397,091) (b)                                            5,397,091       5,370,106
Oregon Commercial Mortgage, Inc. Variable
Rate Commercial Mortgage Pass-Thru
Certificates, Series 1995-1, Class E, 9.3279%,
Due 6/25/26 (Acquired 5/13/98;
Cost $7,997,923) (b)                                            7,688,000       7,577,523
Paine Webber Mortgage Acceptance
Corporation IV Mortgage Pass-Thru
Certificates, Series 1995-M1, Class B, 6.95%,
Due 1/15/07 (Acquired 9/08/99;
Cost $13,056,875) (b)                                          13,000,000      12,991,940
Prudential Home Mortgage Securities
Company Mortgage Pass-Thru Certificates,
Series 1992-26, Class A-18, 7.50%, Due 8/25/07                  1,580,480       1,586,407
Prudential Home Thirty-Year Mortgage
Trust Subordinated Mortgage Securities,
Series 1992-A, Class B2-2, 7.90%,
Due 4/28/22 (Acquired 10/03/96 - 3/18/98;
Cost $2,344,706) (b)                                            2,340,818       2,337,646
Residential Funding Mortgage Securities I,
Inc. Mortgage Pass-Thru Certificates,
Series 1993-M23, Class A-1, 6.97%, Due 8/28/23                    812,961         808,364
Resolution Trust Corporation Mortgage
Pass-Thru Securities, Inc.
Commercial Certificates:
Series 1994-C2, Class E, 8.00%, Due 4/25/25                    11,236,437      11,128,512
Series 1995-C2, Class D, 7.00%, Due 5/25/27                     4,988,250       4,945,726
Resolution Trust Corporation Variable Rate
Mortgage Pass-Thru Securities:
Series 1991-11, Class 1-L, 8.625%, Due 10/25/21                 6,564,717       6,544,662
Series 1992-1, Class A-2, 7.4219%, Due 8/25/20                  1,389,840       1,385,483
Rural Housing Trust 1987-1 Senior Mortgage
Pass-Thru Certificates, Series 1, Class D,
6.33%, Due 4/01/26                                                314,374         312,254
Rural Housing Trust 1987-1 Senior Mortgage
Pass-thru Subordinated Certificates,
Class 3B, 7.33%, Due 4/01/26                                    8,103,860       8,138,018
Ryland Mortgage Securities Corporation III
Variable Rate Collateralized Mortgage
Bonds, Series 1992-C, Class 3-A, 11.7547%,
Due 11/25/30                                                      301,652         300,667
Ryland Mortgage Securities Corporation IV
Variable Rate Collateralized Mortgage
Bonds, Series 2, Class 3-A, 12.0657%,
Due 6/25/23                                                     1,194,528       1,213,748

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                       October 31, 1999
-----------------------------------------------------------------------------------------
                             STRONG SHORT-TERM BOND FUND (continued)
-----------------------------------------------------------------------------------------
                                                                 Shares or
                                                                 Principal       Value
                                                                   Amount       (Note 2)
-----------------------------------------------------------------------------------------
Ryland Mortgage Securities Corporation
Variable Rate Mortgage Participation
Securities, Series 1992-3, Class A-2, 6.6426%,
Due 6/25/20                                                   $ 3,770,968     $ 3,775,073
SL Commercial Mortgage Trust Mortgage
Pass-Thru Certificates, Series 1997-C1,
Class A, 6.875%, Due 7/25/04
(Acquired 3/23/99 - 10/27/99;
Cost $21,276,087) (b)                                          20,965,699      20,848,187
SWP Mortgage Securities Trust Mortgage
Pass-Thru Certificates Series 1993-1, Class A,
6.54%, Due 12/15/02 (Acquired 1/23/98;
Cost $3,045,346) (b)                                            3,026,431       3,022,648
Salomon Brothers Mortgage Securities VI,
Inc. Stripped Coupon Mortgage Pass-Thru
Certificates, Series 1987-3, Class A, Principal
Only, Due 10/23/17                                              1,058,101         893,275
Sequoia Mortgage Trust Adjustable Rate
Asset-Backed Certificates, Series 3, Class M-1,
6.85%, Due 6/25/28                                             11,127,300      11,162,129
Shearson Lehman Pass-Thru Securities, Inc.
Asset Trust Variable Rate Pass-Thru
Certificates, Series 88-3, 6.9044%, Due 9/15/18                 3,832,926       3,800,059
Structured Mortgage Asset Residential Trust
Multiclass Pass-Thru Certificates, Series 1992-5,
Class BO, Principal Only, Due 6/25/23                             423,807         346,328
Structured Mortgage Trust Commercial
Mortgage-Backed Securities, Series 1997-2,
Class A, 7.3427%, Due 1/30/06
(Acquired 5/12/98; Cost $10,592,586) (b)                       10,712,139      10,169,890
Triumph Capital CBO I, Ltd./Triumph Capital
CBO I, Inc. Senior Secured Floating Rate
Notes, Class A-2, 5.8342%, Due 6/15/11
(Acquired 4/15/99; Cost $18,000,000) (b)                       18,000,000      17,842,500
-----------------------------------------------------------------------------------------
Total Non-Agency Mortgage & Asset-
Backed Securities (Cost $299,614,889)                                         294,792,336
-----------------------------------------------------------------------------------------
UNITED STATES GOVERNMENT &
AGENCY ISSUES 14.2%
FHLMC Participation Certificates:
6.50%, Due 5/01/04                                                841,136         819,317
8.50%, Due 4/01/01 thru 1/01/05                                   368,466         377,881
8.75%, Due 10/01/01                                               264,225         270,287
9.00%, Due 5/01/06 thru 8/01/18                                 7,457,340       7,841,770
9.50%, Due 3/01/11                                                168,806         180,059
9.75%, Due 8/01/02                                                790,033         815,693
10.25%, Due 7/01/09 thru 1/01/10                                  399,406         428,044
10.50%, Due 1/01/16 thru 7/01/19                                7,608,074       8,206,123
10.75%, Due 9/01/09 thru 10/01/17                                 370,222         397,203
11.25%, Due 11/01/09                                              343,115         372,779
FHLMC Variable Rate Participation Certificates,
7.468%, Due 5/01/26                                             4,890,213       4,946,580
FNMA Guaranteed Real Estate Mortgage
Investment Conduit Pass-Thru Certificates:
7.00%, Due 6/25/22                                              6,740,522       6,657,529
8.00%, Due 12/01/13 thru 9/01/23                               30,921,259      31,689,508
8.50%, Due 4/01/08 thru 2/01/23                                18,979,456      19,786,462
9.00%, Due 11/01/24                                             2,102,841       2,213,253
9.40%, Due 10/25/19                                             8,626,026       9,047,329
9.50%, Due 2/01/11 thru 2/15/11                                 6,869,137       7,342,265
10.00%, Due 7/01/04 thru 6/25/19                               10,097,129      10,721,734
11.00%, Due 10/15/20                                           18,119,450      20,179,591
12.00%, Due 3/01/17                                             3,498,566       3,928,127
FNMA Guaranteed Real Estate Mortgage
Investment Conduit Pass-Thru Certificates,
Series 1992-41, Class J, Accretion Directed
Interest Only, 1005.049%, Due 12/25/02                             11,022          10,471
FNMA Guaranteed Real Estate Mortgage
Investment Conduit Variable Rate Pass-
Thru Certificates, Series 1995-G2, Interest
Only, 7.2455%, Due 5/25/20                                    $ 6,713,785    $  1,637,588
FNMA Stripped Mortgage-Backed Securities:
Series 107, Class 1, Principal Only, Due 10/25/06               1,394,178       1,214,521
Series 1993-M1, Class N, Interest Only, 0.84%,
   Due 4/25/20                                                  3,442,474           1,067
GNMA Guaranteed Pass-Thru Certificates:
7.50%, Due 12/15/07                                             4,584,225       4,669,231
8.00%, Due 12/15/08                                             1,642,389       1,703,493
8.50%, Due 5/15/10                                              1,338,211       1,396,820
9.00%, Due 11/15/24                                             1,459,029       1,543,503
9.75%, Due 9/15/05 thru 11/15/05                                1,087,817       1,134,543
10.00%, Due 2/20/18                                               330,952         359,732
11.50%, Due 4/15/13                                                39,645          44,457
12.50%, Due 4/15/19                                            17,100,090      19,662,097
Small Business Administration Guaranteed
Loan Group #0190, Variable Rate Interest
Only Certificates, 3.1109%, Due 7/30/18                        12,640,425         837,428
USGI FHA Insured Project Pool Banco 85,
7.4408%, Due 11/24/19                                           2,980,165       2,897,286
United States Treasury Notes, 6.00%,
Due 8/15/04                                                     8,975,000       8,997,437
-----------------------------------------------------------------------------------------
Total United States Government & Agency
Issues (Cost $182,757,425)                                                    182,331,208
-----------------------------------------------------------------------------------------
PREFERRED STOCKS 6.0%
Caisse National De Credit Agricole Sponsored
ADR 10.375% Series A
(Acquired 11/15/96 - 5/21/98;
Cost $16,309,146) (b)                                             574,479      15,223,694
Golden State Bancorp, Inc. 9.125% Exchangeable
Series A                                                          320,000       7,120,000
News Corporation Finance Trust 5.00%                              100,000       5,818,750
Norwest Corporation Series A Cumulative
Tracking/Residential Home Mortgage
LLC (Acquired 12/16/94; Cost $23,000,000) (b)                     115,000      23,121,440
Parmalat Capital Finance 7.70% Series B                           300,000       6,900,000
TCI Communications Financing IV Trust 9.72%                       347,300       9,203,450
Webster Capital Corporation 7.375% Series A                        10,000      10,087,500
-----------------------------------------------------------------------------------------
Total Preferred Stocks (Cost $80,849,054)                                      77,474,834
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (a) 3.6%
COMMERCIAL PAPER 0.2%
INTEREST BEARING, DUE UPON DEMAND
Pitney Bowes Credit Corporation, 5.01%                            878,300         878,300
Warner Lambert Company, 4.99%                                   1,176,900       1,176,900
Wisconsin Electric Power Company, 4.99%                           267,600         267,600
                                                                               ----------
                                                                                2,322,800
CORPORATE BONDS 2.3%
ARA Services, Inc. Guaranteed Notes, 10.625%,
Due 8/01/00                                                     5,273,000       5,357,468
Amerco Asset-Backed Bonds, 6.89%,
Due 10/15/00 (Acquired 10/17/97;
Cost $10,000,000) (b)                                          10,000,000       9,890,800
Custom Repackaged Asset Vehicle
Trusts - CRAVE Trust Certificates,
Series 1997-800, 6.86%, Due 8/12/00
(Acquired 8/14/97; Cost $4,999,200) (b)                         5,000,000       4,993,000
Walt Disney Company Euro-Dollar
Senior Participating Notes, 2.00%, Due 3/01/00
(Aquired 9/19/96; Cost $12,500,000) (b)                        10,000,000       9,700,000
                                                                               ----------
                                                                               29,941,268

-----------------------------------------------------------------------------------------
                             STRONG SHORT-TERM BOND FUND (continued)
-----------------------------------------------------------------------------------------
                                                                 Shares or
                                                                 Principal       Value
                                                                   Amount       (Note 2)
-----------------------------------------------------------------------------------------
Repurchase Agreements 1.0%
Barclays Capital, Inc. (Dated 10/29/99), 5.22%,
Due 11/01/99 (Repurchase proceeds
$12,505,438); Collateralized by: United
States Treasury Notes (d)                                     $12,500,000  $   12,500,000

United States Government Issues 0.1%
United States Treasury Bills, Due 11/26/99
thru 1/27/00 (c)                                               1,670,000        1,661,792
-----------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $46,931,969)                                46,425,860
=========================================================================================
Total Investments in Securities
(Cost $1,305,808,658) 100.0%                                                1,285,496,844
Other Assets and Liabilities, Net 0.0%                                             54,943
-----------------------------------------------------------------------------------------
Net Assets 100.0%                                                          $1,285,551,787
=========================================================================================


FUTURES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Underlying             Unrealized
                                                                           Expiration            Face Amount           Appreciation
                                                                              Date                at Value            (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------

Purchased:
 35  Two-Year U.S. Treasury Notes                                             12/99            $  7,246,641               $   5,867

Sold:
944  Five-Year U.S. Treasury Notes                                            12/99             101,907,750                (510,028)
567  Ten-Year U.S. Treasury Notes                                             12/99              62,210,531                (407,035)
 50  U.S. Treasury Bonds                                                      12/99               5,679,688                  66,975

-----------------------------------------------------------------------------------------
                             STRONG HIGH-YIELD BOND FUND
-----------------------------------------------------------------------------------------
                                                                 Shares or
                                                                 Principal       Value
                                                                   Amount       (Note 2)
-----------------------------------------------------------------------------------------
CORPORATE BONDS 85.1%
@ Entertainment, Inc. Senior Discount
Notes, Series B:
Zero %, Due 7/15/08 (Rate Reset
Effective 7/15/03)                                            $20,500,000     $13,273,750
Zero %, Due 2/01/09 (Rate Reset
Effective 2/01/04)                                              4,500,000       2,778,750
AP Holdings, Inc. Senior Discount Notes,
Zero %, Due 3/15/08 (Rate Reset
Effective 3/15/03)                                              7,950,000       3,865,688
APCOA/Standard Parking, Inc. Senior
Subordinated Notes, 9.25%, Due 3/15/08                         11,210,000       9,374,362
ASAT Finance LLC Units, 12.50%,
Due 11/01/06 (Acquired 10/20/99 - 10/27/99;
Cost $2,967,430) (b)                                            3,000,000       3,000,000
Adelphia Communications Corporation
Senior Notes, 7.875%, Due 5/01/09                               5,000,000       4,581,250
Airgate PCS, Inc. Senior Subordinated
Discount Notes, Zero %, Due 10/01/09
(Rate Reset Effective 10/01/04)                                10,000,000       5,212,500
Allegiance Telecom, Inc. Senior Discount
Notes, Zero %, Due 2/15/08 (Rate Reset
Effective 2/15/03)                                             11,000,000       7,535,000
Allied Waste North America, Inc. Senior
Subordinated Notes, 10.00%, Due 8/01/09
(Acquired 7/27/99 - 10/21/99; Cost
$17,428,485) (b)                                               17,800,000      15,152,250
Anchor Glass Container Corporation
First Mortgage Notes, 11.25%, Due 4/01/05                       6,500,000       6,435,000
Anthony Crane Rental Holdings LP/Anthony
Crane Holdings Capital Corporation
Senior Discount Debentures, Zero %,
Due 8/01/09 (Rate Reset Effective 8/01/03)                      8,400,000       3,717,000
Argosy Gaming Company Senior Subordinated
Notes, 10.75%, Due 6/01/09                                     $4,000,000      $4,135,000
Atlas Air, Inc. Senior Notes, 10.75%,
Due 8/01/05                                                     9,725,000       9,676,375
BankUnited Capital Trust Preferred
Securities, Series A, 10.25%, Due 12/31/26                      4,300,000       4,052,750
Blount, Inc. Senior Subordinated Notes,
13.00%, Due 8/01/09
(Acquired 8/26/99 - 10/05/99; Cost $2,501,550) (b)              2,420,000       2,486,550
Buhrmann US, Inc. Guaranteed Senior
Subordinated Notes, 12.25%, Due 11/01/09
(Acquired 10/26/99; Cost $5,915,520) (b)                        6,000,000       5,985,000
CD Radio, Inc. Senior Secured Notes,
14.50%, Due 5/15/09 (Acquired 5/13/99;
Cost $3,499,895) (b)                                            3,500,000       3,045,000
William Carter Senior Subordinated Notes,
Series A, 10.375%, Due 12/01/06                                 8,000,000       7,800,000
Crown Castle International Corporation
Senior Discount Notes, Zero %,
Due 5/15/11 (Rate Reset Effective 5/15/04)                      5,000,000       2,987,500
Cumulus Media, Inc. Senior Subordinated
Notes, 10.375%, Due 7/01/08                                     7,000,000       7,253,750
Florida Panthers Holdings, Inc. Senior
Subordinated Notes, 9.875%, Due 4/15/09                         7,000,000       6,615,000
Formica Corporation Senior Subordinated
Notes, Series B, 10.875%, Due 3/01/09                           4,000,000       3,620,000
GST Network Funding, Inc. Senior Secured
Discount Notes, Zero %, Due 5/01/08
(Rate Reset Effective 5/01/03)                                  3,500,000       1,627,500
Generac Portable Products LLC/GPPW,
Inc. Guaranteed Senior Subordinated
Notes, 11.25%, Due 7/01/06                                      2,500,000       2,512,500
Graham Packaging Holdings Company/GPC
Capital Corporation II Senior Discount
Notes, Zero %, Due 1/15/09 (Rate Reset
Effective 1/15/03)                                              8,150,000       5,297,500
Hollywood Entertainment Corporation
Senior Subordinated Notes, Series B,
10.625%, Due 8/15/04                                            4,500,000       3,847,500
ICG Holdings, Inc. Senior Discount Notes,
Zero %, Due 9/15/05 (Rate Reset Effective
9/15/00)                                                        6,025,000       5,151,375
Imperial Capital Trust I Guaranteed
Capital Securities, 9.98%, Due 12/31/26                         6,000,000       5,652,954
Intermedia Communications, Inc. Senior Notes:
8.875%, Due 11/01/07                                            1,750,000       1,583,750
Series B, 8.50%, Due 1/15/08                                    2,000,000       1,775,000
Jackson Products, Inc. Senior Subordinated
Notes, Series B, 9.50%, Due 4/15/05                             8,300,000       7,594,500
Jazz Casino Company LLC Senior
Subordinated Notes, 5.927%, Due 11/15/09                        5,148,175       3,269,091
Jordan Telecommunication Products,
Inc. Senior Subordinated Discount
Notes, Zero %, Due 8/01/07 (Rate Reset
Effective 8/01/00)                                             11,615,000       9,582,375
KMC Telecom Holdings, Inc. Senior
Notes, 13.50%, Due 5/15/09 (Acquired
5/19/99; Cost $3,000,000) (b)                                   3,000,000       2,955,000
Key Energy Services, Inc. Senior
Subordinated Notes, 14.00%, Due 1/15/09                         4,000,000       4,320,000
Knowles Electronics, Inc. Senior
Subordinated Notes, 13.125%, Due
10/15/09 (Acquired 9/28/99; Cost
$4,897,700) (b)                                                 5,000,000       4,925,000
La Petite Academy, Inc./LPA Holding
Corporation Senior Notes, Series B,
10.00%, Due 5/15/08                                             6,300,000       5,008,500

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                       October 31, 1999
-----------------------------------------------------------------------------------------
                             STRONG HIGH-YIELD BOND FUND (continued)
-----------------------------------------------------------------------------------------
                                                                 Shares or
                                                                 Principal       Value
                                                                   Amount       (Note 2)
-----------------------------------------------------------------------------------------
Lyondell Chemical Company Senior
Secured Notes, Series B, 9.875%,
Due 5/01/07                                                   $12,400,000     $12,400,000
Lyondell Chemical Company Senior
Subordinated Notes, 10.875%, Due 5/01/09                        3,500,000       3,500,000
MJD Communications, Inc. Senior
Subordinated Notes, 9.50%, Due 5/01/08                          3,000,000       2,715,000
Market Hub Partners Storage LP/Market
Hub Partners Finance, Inc. Senior
Notes, 8.25%, Due 3/01/08                                       4,300,000       4,171,000
Mediacom LLC/Mediacom Capital
Corporation Senior Notes, Series B,
8.50%, Due 4/15/08                                              4,000,000       3,730,000
Metromedia Fiber Network, Inc. Senior
Notes, 10.00%, Due 11/15/08                                     5,000,000       4,937,500
Motors and Gears, Inc. Senior Notes,
Series C, 10.75%, Due 11/15/06                                  9,400,000       8,883,000
NTL Communications Corporation
Senior Notes, Series B, 11.50%, Due 10/01/08                    5,500,000       5,898,750
NTL, Inc. Senior Notes, Zero %,
Due 4/01/08 (Rate Reset Effective 4/01/03)                      5,500,000       3,671,250
National Wine & Spirits, Inc. Senior
Notes, 10.125%, Due 1/15/09                                     8,250,000       8,167,500
Nextel Communications, Inc. Senior
Discount Notes, 10.125% Due 1/15/04                             4,500,000       4,612,500
Nextlink Communications, Inc. Senior
Discount Notes, Zero %, Due 6/01/09
(Rate Reset Effective 6/01/04)                                  8,000,000       4,720,000
Nextlink Communications, Inc. Senior Notes:
10.75%, Due 11/15/08                                            6,000,000       6,090,000
10.75%, Due 6/01/09                                             5,970,000       6,119,250
Ono Finance PLC Yankee Notes, 13.00%,
Due 5/01/09 (Acquired 4/29/99; Cost
$2,848,500) (b)                                                 3,000,000       2,955,000
Orbital Imaging Corporation Senior Notes:
Series B, 11.625%, Due 3/01/05                                  3,500,000       2,502,500
Series D, 11.625%, Due 3/01/05                                  3,000,000       2,145,000
PSINet, Inc. Senior Notes, 11.00%,
Due 8/01/09 (Acquired 7/16/99; Cost
$10,000,000) (b)                                               10,000,000      10,325,000
Perry Ellis International, Inc. Senior
Subordinated Notes, 12.25%, Due 4/01/06                         3,500,000       3,386,250
Pogo Producing Company Senior
Subordinated Notes, 10.375%, Due 2/15/09                        4,815,000       4,995,563
Premier International Foods PLC Senior
Yankee Notes, 12.00%, Due 9/01/09
(Acquired 8/05/99; Cost $10,000,000) (b)                       10,000,000      10,050,000
RCN Corporation Senior Discount
Notes, Zero %, Due 2/15/08 (Rate Reset
Effective 2/15/03)                                              4,600,000       2,926,750
Renaissance Media Louisiana LLC/Renaissance
Media Tennessee/Renaissance Media
Capital Corporation Senior Discount
Notes, Zero %, Due 4/15/08 (Rate Reset
Effective 4/15/03)                                              4,000,000       2,800,000
Repap New Brunswick Senior Yankee
Notes, 10.625%, Due 4/15/05                                     3,900,000       3,451,500
SF Holdings Group, Inc. Senior Secured
Discount Notes, Zero %, Due 3/15/08
(Rate Reset Effective 3/15/03)                                  5,000,000       2,175,000
Sabreliner Corporation Senior Notes,
11.00%, Due 6/15/08 (Acquired 6/19/98;
Cost $6,000,000) (b)                                            6,000,000       4,470,000
Snyder Oil Corporation Senior Subordinated
Notes, 8.75%, Due 6/15/07                                       5,000,000       4,937,500
Spectrasite Holdings, Inc. Senior Discount
Notes, Zero %, Due 4/15/09 (Rate Reset
Effective 4/15/04)                                              8,500,000       4,462,500
Stater Brothers Holdings, Inc. Senior Notes,
10.75%, Due 8/15/06                                            $8,000,000      $8,180,000
Steel Heddle Manufacturing Company
Senior Subordinated Notes, 10.625%,
Due 6/01/08                                                     5,000,000       2,825,000
Superior National Capital Trust I Notes,
10.75%, Due 12/01/17                                            5,405,000       4,878,012
Telecommunications Techniques Company
LLC Senior Subordinated Notes, 9.75%,
Due 5/15/08                                                     3,000,000       2,865,000
Telecorp PCS, Inc. Senior Subordinated
Discount Notes, Zero %, Due 4/15/09
(Rate Reset Effective 4/15/04) (Acquired
4/20/99 - 5/06/99; Cost $4,506,600) (b)                         8,000,000       4,940,000
Telemundo Holdings, Inc. Senior Discount
Notes, Zero %, Due 8/15/08 (Rate Reset
Effective 8/15/03)                                              5,300,000       3,047,500
Telewest Communications PLC Senior
Discount Notes, Zero %, Due 4/15/09
(Rate Reset Effective 4/15/04) (Acquired
4/01/99; Cost $1,590,700) (b)                                   2,500,000       1,550,000
Teligent, Inc. Senior Notes, 11.50%, Due
12/01/07                                                        6,500,000       6,004,375
Time Warner Telecom LLC Senior Notes,
9.75%, Due 7/15/08                                              5,000,000       5,150,000
Town Sports International, Inc. Senior
Notes, Series B, 9.75%, Due 10/15/04                            7,100,000       6,656,250
Transportation Manufacturing Operations,
Inc. Senior Subordinated Notes, 11.25%,
Due 5/01/09 (Acquired 6/14/99; Cost
$4,435,875) (b)                                                 4,500,000       4,432,500
Transwestern Publishing Company LP/TWP
Capital Corporation II Senior Subordinated
Notes, Series D, 9.625%, Due 11/15/07                           8,880,000       8,602,500
Triarc Consumer Products Group LLC/Triarc
Beverage Holdings Corporation Senior
Subordinated Notes, 10.25%, Due 2/15/09
(Acquired 4/13/99; Cost $6,191,300) (b)                         6,130,000       5,792,850
Tri-State Outdoor Media Group, Inc. Senior
Notes, 11.00%, Due 5/15/08                                      6,300,000       6,205,500
Unilab Finance Corporation Senior Subordinated
Notes, 12.75%, Due 10/01/09 (Acquired
9/21/99; Cost $4,863,400) (b)                                   5,000,000       5,031,250
United Industries Corporation Senior
Subordinated Notes, 9.875%, Due 4/01/09
(Acquired 3/19/99 - 8/16/99; Cost $6,905,000) (b)               7,250,000       6,525,000
United International Holdings, Inc. Senior
Secured Discount Notes, Series B, Zero %,
Due 2/15/08 (Rate Reset Effective 2/15/03)                     10,250,000       5,868,125
United Pan-Europe Communications NV
Senior Yankee Notes, 11.25%, Due 11/01/09
(Acquired 10/22/99; Cost $9,926,200) (b)                       10,000,000       9,975,000
Universal Compression, Inc. Senior Discount
Notes, Zero %, Due 2/15/08 (Rate Reset
Effective 2/15/03)                                              7,500,000       4,687,500
Venetian Casino Resort LLC/Las Vegas Sands,
Inc. Secured Mortgage Notes, 12.25%,
Due 11/15/04                                                    3,000,000       2,340,000
Verio, Inc. Senior Notes, 13.50%, Due 6/15/04                   6,500,000       7,133,750
Versatel Telecom BV Senior Yankee Notes,
13.25%, Due 5/15/08                                             3,000,000       3,030,000
Versatel Telecom International NV Senior
Yankee Notes, 11.875%, Due 7/15/09                              3,000,000       2,798,493
Viatel, Inc. Senior Notes, 11.50%, Due 3/15/09                  5,000,000       4,850,000
Vintage Petroleum, Inc. Senior Subordinated
Notes, 9.75%, Due 6/30/09                                       4,075,000       4,125,938
Williams Communications Group, Inc. Senior
Notes, 10.875%, Due 10/01/09                                   18,000,000      18,540,000

-----------------------------------------------------------------------------------------
                             STRONG HIGH-YIELD BOND FUND (continued)
-----------------------------------------------------------------------------------------
                                                                 Shares or
                                                                 Principal       Value
                                                                   Amount       (Note 2)
-----------------------------------------------------------------------------------------
Winstar Communications, Inc. Senior
Subordinated Deferred Interest Notes,
Zero %, Due 3/01/07 (Rate Reset Effective
9/01/02)                                                      $ 7,000,000     $ 8,260,000
Worldwide Fiber, Inc. Senior Yankee Notes,
12.00%, Due 8/01/09 (Acquired 7/23/99;
Cost $5,000,000) (b)                                            5,000,000       5,025,000
ZSC Specialty Chemicals PLC Senior
Yankee Notes, 11.00%, Due 7/01/09
(Acquired 6/24/99 - 7/08/99; Cost $8,595,000) (b)               8,500,000       8,553,125
-----------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $533,081,177)                                     506,756,001
-----------------------------------------------------------------------------------------
CONVERTIBLE BONDS 0.8%
Exide Corporation Senior Subordinated
Notes, 2.90%, Due 12/15/05 (Acquired
5/27/99; Cost $2,975,000) (b)                                   5,000,000       2,612,500
Total Renal Care Holdings, Inc. Subordinated
Notes, 5.625%, Due 7/15/06                                      3,000,000       1,953,750
-----------------------------------------------------------------------------------------
Total Convertible Bonds (Cost $5,562,995)                                       4,566,250
-----------------------------------------------------------------------------------------
NON-AGENCY MORTGAGE & ASSET-BACKED
SECURITIES 3.5%
Aircraft Lease Portfolio Securitization
Pass-Thru Trust Certificates,
Series 1996-1, Class D, 12.75%, Due 6/15/06                     4,298,934       4,255,945
Blaylock Mortgage Capital Corporation
Subordinated Notes, Series 1997-A,
Class B3, 6.425%, Due 10/25/03 (Acquired
3/11/98; Cost $3,158,335) (b)                                   3,351,574       2,836,269
CS First Boston Mortgage Securities
Corporation Mortgage Pass-Thru
Certificates, Series 1992-4, Class A5, Interest
Only, 0.625%, Due 10/25/22                                     10,317,296         106,371
Chase Mortgage Finance Trust Multiclass
Mortgage Pass-Thru Certificates,
Series 1999-S2, Class B3, 6.50%, Due 3/25/29
(Acquired 4/14/99; Cost $1,169,236) (b)                         1,564,522       1,089,690
Merrill Lynch Mortgage Investors, Inc.
Variable Rate Mortgage Pass-Thru
Certificates, Series 1994-M1, Class E,
8.4274%, Due 6/25/22 (Acquired 11/19/98;
Cost $4,850,000) (b)                                            5,000,000       4,976,025
Norwest Asset Securities Corporation
Mortgage Pass-Thru Certificates:
Series 1998-30, Class B4, 6.25%, Due 12/25/28
(Acquired 4/14/99; Cost $875,796) (b)                           1,190,041         817,570
Series 1999-4, Class B4, 6.50%, Due 3/25/29
(Acquired 4/14/99; Cost $1,560,508) (b)                         2,088,074       1,454,489
Salomon Brothers Mortgage Securities VII,
Inc. Mortgage Pass-Thru Certificates,
Series 1997-A, Class B3, 7.3887%, Due
10/01/25 (Acquired 7/09/97; Cost
$2,698,990) (b)                                                 3,022,825       2,475,936
Sutter CBO, Ltd./Sutter CBO Corporation,
Series 1999-1, Class B2, 13.442%, Due
11/30/14 (Acquired 10/05/99; Cost
$3,000,000) (b) (e)                                             3,000,000       3,003,750
-----------------------------------------------------------------------------------------
Total Non-Agency Mortgage & Asset-Backed
Securities (Cost $21,859,714)                                                  21,016,045
-----------------------------------------------------------------------------------------
PREFERRED STOCKS 7.6%
Capstar Communications, Inc.
12.625% Exchangeable                                               28,281       3,372,509
Capstar Radio Broadcasting Partners, Inc. 12.00%
Senior Exchangeable                                                71,460       8,521,605
e.spire Communications, Inc. 14.75%                                 3,862       1,544,750
Global Crossing Holdings, Ltd. 10.50% Senior
Exchangeable                                                   $   40,000      $4,230,000
Intermedia Communications, Inc. 13.50% Series B
Exchangeable                                                        7,342       6,699,914
Jordan Telecommunications Products, Inc. 13.25%
Series B Senior Exchangeable                                        2,683       2,683,000
NTL, Inc. 13.00% Series B Senior Exchangeable                       7,240       7,710,600
Nextlink Communications, Inc. 14.00% Senior
Exchangeable                                                       54,555       2,795,936
R&B Falcon Corporation 13.875% Senior                               7,519       7,143,050
21st Century Telecom Group, Inc. 13.75% Senior
Exchangeable                                                        1,226         613,000
-----------------------------------------------------------------------------------------
Total Preferred Stocks (Cost $51,351,773)                                      45,314,364
-----------------------------------------------------------------------------------------
COMMON STOCKS 0.6%
Jordan Telecommunications Products, Inc.
(Acquired 2/25/98; Cost $0) (b) (f)                                 2,000         400,000
OpTel, Inc. Non-Voting (Acquired 2/07/97 -
5/07/98; Cost $596,280) (b) (f)                                    17,175          85,875
SF Holdings Group, Inc. Class C (Acquired
3/05/98; Cost $20,000) (b) (f)                                     10,000             100
Verio, Inc. (f)                                                    83,080       3,099,923
-----------------------------------------------------------------------------------------
Total Common Stocks (Cost $1,560,165)                                           3,585,898
-----------------------------------------------------------------------------------------
WARRANTS 0.7%
American Telecasting, Inc. Warrants,
Expire 8/10/00                                                        150               0
CD Radio, Inc. Warrants, Expire 5/15/09
(Acquired 5/13/99; Cost $105) (b)                                  10,500         551,250
e.spire Communications, Inc. Warrants,
Expire 11/01/05                                                     1,500          19,500
Key Energy Services, Inc. Warrants,
Expire 1/15/09                                                      3,000           6,000
MetroNet Communications Corporation
Warrants, Expire 8/15/07                                            3,000         246,000
NTL, Inc. Warrants, Expire 10/14/08 (Acquired
10/28/98; Cost $50,000) (b)                                         3,800         190,000
Ono Finance PLC Warrants, Expire 5/31/09
(Acquired 4/29/99; Cost $151,500) (b)                               3,000         151,500
Orbital Imaging Corporation Warrants,
Expire 3/01/05 (Acquired 2/20/98 - 5/04/98;
Cost $1) (b)                                                        6,500         130,000
Powertel, Inc. Warrants, Expire 2/01/06                             3,264         152,184
R&B Falcon Corporation Warrants, Expire
5/01/09 (Acquired 4/15/99 - 4/28/99; Cost
$577,500) (b)                                                       7,000       1,750,000
21st Century Telecom Group, Inc. Warrants,
Expire 2/15/10 (Acquired 2/02/98; Cost
 $55,000) (b)                                                       1,000          15,000
Versatel Telecom International NV Warrants,
Expire 5/15/08 (Acquired 5/20/98;
Cost $40,000) (b)                                                   4,000         580,000
-----------------------------------------------------------------------------------------
Total Warrants (Cost $972,011)                                                  3,791,434
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (a) 0.4%
Commercial Paper 0.1%
Interest Bearing, Due Upon Demand
Warner Lambert Company, 4.99%                                     646,500         646,500
Wisconsin Electric Power Company, 4.99%                            17,300          17,300
                                                                             ------------
                                                                                  663,800
Repurchase Agreements 0.3%
ABN-AMRO Inc. (Dated 10/29/99), 5.22%,
Due 11/01/99 (Repurchase proceeds
$1,600,696); Collateralized by: U.S. Government &
Agency Issues and Non-Agency Mortgage
& Asset-Backed Securities (d)                                   1,600,000       1,600,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                       October 31, 1999
-----------------------------------------------------------------------------------------
                             STRONG HIGH-YIELD BOND FUND (continued)
-----------------------------------------------------------------------------------------
                                                                 Shares or
                                                                 Principal       Value
                                                                   Amount       (Note 2)
-----------------------------------------------------------------------------------------
United States Government Issues 0.0%
United States Treasury Bills, Due 11/26/99                     $   75,000    $     74,777
-----------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $2,338,551)                                  2,338,577
=========================================================================================
Total Investments in Securities (Cost $616,726,386) 98.7%                     587,368,569
Other Assets and Liabilities, Net 1.3%                                          7,828,267
-----------------------------------------------------------------------------------------
NET ASSETS 100.0%                                                            $595,196,836
=========================================================================================


-----------------------------------------------------------------------------------------
                             STRONG SHORT-TERM HIGH YIELD BOND FUND
-----------------------------------------------------------------------------------------
                                                                 Shares or
                                                                 Principal       Value
                                                                   Amount       (Note 2)
-----------------------------------------------------------------------------------------
CORPORATE BONDS 84.5%
Adelphia Communications Corporation Senior
  Notes, Series B, 7.50%, Due 1/15/04                          $3,000,000      $2,827,500
Alliance Imaging, Inc. Senior Subordinated
Floating Rate Notes, 9.54%, Due 12/15/05                        2,000,000       2,052,500
Bresnan Communications Group LLC/Bresnan
Capital Corporation Senior Discount Notes,
Series B:
Zero %, Due 2/01/09 (Rate Reset
Effective 2/01/04)                                              2,000,000       1,367,500
8.00%, Due 2/01/09                                              3,000,000       3,003,750
CSC Holdings, Inc. Senior Subordinated
Notes, 9.875%, Due 5/15/06                                      2,500,000       2,606,250
Capstar Broadcasting Partners, Inc. Senior
Discount Notes, Zero %, Due 2/01/09 (Rate
Reset Effective 2/01/02)                                        2,200,000       1,941,500
Century Communications Corporation Senior
Discount Notes, Zero %, Due 3/15/03                             4,000,000       2,880,000
Chancellor Media Corporation Senior
Subordinated Notes, 9.375%, Due 10/01/04                        5,000,000       5,125,000
Coinmach Corporation Senior Notes, Series D,
11.75%, Due 11/15/05                                            2,000,000       2,080,000
Continental Airlines, Inc. Senior Notes, 9.50%,
Due 12/15/01                                                    2,000,000       2,030,000
Day International Group, Inc. Senior Subordinated
Notes, Series B, 11.125%, Due 6/01/05                           2,500,000       2,512,500
Del Monte Corporation Senior Subordinated
Notes, 12.25%, Due 4/15/07                                      2,600,000       2,866,500
Dial Call Communications, Inc. Senior Discount
Notes, Series B, 10.25%, Due 12/15/05                           1,000,000       1,025,000
Empress Entertainment, Inc. Senior Subordinated
Notes, 8.125%, Due 7/01/06                                      7,600,000       7,581,000
FrontierVision Operating Partners LP/
FrontierVision Capital Corporation Senior
Subordinated Notes, 11.00%, Due 10/15/06                        2,500,000       2,650,000
GS Escrow Corporation Senior Notes, 7.00%,
Due 8/01/03                                                     4,000,000       3,766,428
Graham Packaging Company/GPC Capital
Corporation I Floating Rate Notes, 9.2238%,
Due 1/15/08                                                     1,000,000         915,000
ISP Holdings, Inc. Senior Notes, 9.00%,
Due 10/15/03                                                    2,000,000       1,975,000
ITT Corporation Notes, 6.25%, Due 11/15/00                      7,000,000       6,876,233
Interpool, Inc. Notes, 6.625%, Due 3/01/03                      5,000,000       4,555,645
Keebler Corporation Senior Subordinated
Notes, 10.75%, Due 7/01/06                                      5,000,000       5,419,755
Lyondell Chemical Company Debentures, 9.90%,
Due 11/01/00                                                    5,000,000       5,035,300
MCI Worldcom Senior Notes, 13.50%,
Due 12/15/02                                                   10,200,000      11,602,500
MJD Communications, Inc. Floating Rate Notes,
9.2475%, Due 5/01/08                                            5,000,000       4,680,000
MetroNet Communications Corporation Senior
Notes, 12.00%, Due 8/15/07                                      4,000,000       4,680,000
NL Industries Senior Secured Notes, 11.75%,
Due 10/15/03                                                    5,355,000       5,542,425
NS Group, Inc. Senior Notes, 13.50%, Due 7/15/03               $3,600,000      $3,735,000
NTL, Inc. Senior Deferred Coupon Notes,
Series A, Zero %, Due 4/15/05 (Rate Reset
Effective 4/15/00)                                              4,500,000       4,466,250
NTL, Inc. Senior Yankee Discount Debentures,
Zero %, Due 11/15/07 (Rate Reset
Effective 11/15/00)                                             2,500,000       2,312,500
Nextel Communications, Inc. Senior Discount Notes:
9.75%, Due 8/15/04                                              2,000,000       2,050,000
10.125%, Due 1/15/04                                            6,250,000       6,406,250
Nextlink Communications LLC Senior Notes,
12.50%, Due 4/15/06                                             5,000,000       5,337,500
Oregon Steel Mills, Inc. First Mortgage Notes,
11.00%, Due 6/15/03                                             3,000,000       3,075,000
Pathmark Stores, Inc. Senior Subordinated
Notes, 9.625%, Due 5/01/03                                      1,000,000         975,000
Pathmark Stores, Inc. Subordinated Debentures,
12.625%, Due 6/15/02                                            2,000,000       1,950,000
Pathmark Stores, Inc. Subordinated Notes,
11.625%, Due 6/15/02                                            4,000,000       3,900,000
Paxson Communications Corporation Senior
Subordinated Notes, 11.625%, Due 10/01/02                       3,000,000       3,120,000
Pegasus Media & Communications, Inc. Senior
Subordinated Notes, Series B, 12.50%,
Due 7/01/05                                                     3,000,000       3,240,000
PharMerica, Inc. Senior Subordinated Notes,
8.375%, Due 4/01/08                                             2,000,000       1,310,000
Qwest Communications International, Inc. Senior
Notes, Series B, 10.875%, Due 4/01/07                           3,250,000       3,656,250
SC International Services, Inc. Senior
Subordinated Notes, 9.25%, Due 9/01/07                          4,500,000       4,162,500
SD Warren Company Senior Subordinated Notes,
Series B, 12.00%, Due 12/15/04                                  4,500,000       4,747,500
SFX Broadcasting, Inc. Senior Subordinated
Notes, 10.75%, Due 5/15/06                                      3,269,000       3,620,417
Selmer Company, Inc. Senior Subordinated
Notes, 11.00%, Due 5/15/05                                      3,945,000       4,161,975
Sprint Spectrum LP/Sprint Spectrum Finance
Corporation Senior Notes, 11.00%, Due 8/15/06                   3,945,000       4,477,575
Star Markets Company Senior Subordinated
Notes, 13.00%, Due 11/01/04                                     4,030,000       4,291,950
Statia Terminals International/Statia Terminals
Canada, Inc. First Mortgage Notes, Series B,
11.75%, Due 11/15/03                                            5,935,000       6,202,075
Superior Financial Corporation Senior Notes,
8.65%, Due 4/01/03                                              2,000,000       1,920,000
Telewest PLC Senior Discount Debentures,
Zero %, Due 10/01/07 (Rate Reset
Effective 10/01/00)                                             3,000,000       2,741,250
Triton Energy, Ltd./Triton Energy Corporation
Senior Notes, 8.75%, Due 4/15/02                                8,000,000       7,960,000
UCAR Global Enterprises, Inc. Senior
Subordinated Notes, 12.00%, Due 1/15/05                         3,250,000       3,396,250
US Air, Inc. Senior Notes, 9.625%, Due 2/01/01                  2,660,000       2,688,090
Unisys Corporation Senior Notes, 12.00%,
Due 4/15/03                                                     2,700,000       2,895,750
United Stationers Supply Senior Subordinated
Notes, 12.75%, Due 5/01/05                                      4,000,000       4,325,000
Univision Network Holding LP Subordinated
Notes, 7.00%, Due 12/17/02                                      6,000,000       7,920,000
Waste Management, Inc. Senior Notes:
6.125%, Due 7/15/01                                             2,000,000       1,872,854
6.50%, Due 12/15/02                                               500,000         450,009
Young Broadcasting, Inc. Senior Subordinated
Notes, 11.75%, Due 11/15/04                                     2,200,000       2,299,000
-----------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $216,823,363)                                     213,263,231
-----------------------------------------------------------------------------------------
CONVERTIBLE BONDS 0.7%
CUC International, Inc. Subordinated Notes,
3.00%, Due 2/15/02                                              2,000,000       1,805,000
-----------------------------------------------------------------------------------------
Total Convertible Bonds (Cost $1,872,925)                                       1,805,000
-----------------------------------------------------------------------------------------

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                       October 31, 1999
-----------------------------------------------------------------------------------------
                             STRONG SHORT-TERM HIGH YIELD BOND FUND (continued)
-----------------------------------------------------------------------------------------
                                                                 Shares or
                                                                 Principal       Value
                                                                   Amount       (Note 2)
-----------------------------------------------------------------------------------------
NON-AGENCY MORTGAGE & ASSET-BACKED
  SECURITIES 3.8%
Blaylock Mortgage Capital Corporation
Subordinated Notes, Series 1997-A, Class B3,
6.425%, Due 10/25/03 (Acquired 3/11/98;
Cost $1,884,688) (b)                                           $2,000,000      $1,692,500
Lehman Relocation Mortgage Trust
Subordinated Variable Rate Mortgage-Backed
Certificates, Series 1997-2, Class B1, 7.1263%,
Due 6/28/26 (Acquired 10/26/98;
Cost $2,031,346) (b)                                            2,432,750       1,760,897
Mellon Residential Funding Corporation Variable
Rate Mortgage Pass-Thru Certificates,
Series 1999-TBC3:
Class B-4, 6.034%, Due 10/20/29 (Acquired
9/20/99; Cost $808,408) (b)                                     1,029,000         808,413
Class B-5, 6.034%, Due 10/20/29 (Acquired
9/20/99; Cost $467,088) (b)                                       617,000         467,088
Merrill Lynch Mortgage Investors, Inc. Variable
Rate Mortgage Pass-thru Certificates,
Series 1994-M1, Class E, 8.4274%, Due 6/25/22
(Acquired 11/19/98; Cost $2,910,000) (b)                        3,000,000       2,985,615
Oregon Commercial Mortgage, Inc. Variable Rate
Commercial Mortgage Pass-Thru Certificates,
Series 1995-1, Class E, 9.3279%, Due 6/25/26
(Acquired 5/13/98; Cost $2,080,625) (b)                         2,000,000       1,971,260
-----------------------------------------------------------------------------------------
Total Non-Agency Mortgage & Asset-Backed
Securities (Cost $10,276,600)                                                   9,685,773
-----------------------------------------------------------------------------------------
PREFERRED STOCKS 2.9%
CSC Holdings, Inc. 11.125% Series M                                22,317       2,404,656
Capstar Communications, Inc.
12.625% Exchangeable                                               40,607       4,842,385
-----------------------------------------------------------------------------------------
Total Preferred Stocks (Cost $7,231,320)                                        7,247,041
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (a) 8.9%
Commercial Paper 0.3%
Interest Bearing, Due Upon Demand
Warner Lambert Company, 4.99%                                  $  514,300         514,300
Wisconsin Electric Power Company, 4.99%                           305,400         305,400
                                                                             ------------
                                                                                  819,700

Convertible Bonds 2.2%
Corporate Express, Inc. Subordinated Notes,
4.50%, Due 7/01/00                                              5,500,000       5,465,625

Corporate Bonds 0.7%
Key Plastics, Inc. Senior Notes, 14.00%,
Due 11/15/99                                                    1,900,000       1,909,500

Repurchase Agreements 5.7%
ABN-AMRO Inc. (Dated 10/29/99), 5.22%, Due
11/01/99 (Repurchase proceeds $14,306,221);
Collateralized by: U.S. Government & Agency
Issues and Non-Agency Mortgage &
Asset-Backed Securities (d)                                    14,300,000      14,300,000
-----------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $22,341,058)                                22,494,825
=========================================================================================
Total Investments in Securities (Cost $258,545,266) 100.8%                    254,495,870
Other Assets and Liabilities, Net (0.8%)                                       (1,997,906)
-----------------------------------------------------------------------------------------
NET ASSETS 100.0%                                                            $252,497,964
=========================================================================================

LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b)  Restricted security.
(c) All or a portion of security pledged to cover margin requirements for futures contracts or written options.
(d)  See Note 2(I) of Notes to Financial Statements.
(e)  All or a portion of security is when-issued.
(f)  Non-income producing security.

Percentages are stated as a percent of net assets.

CURRENCY ABBREVIATIONS
--------------------------------------------------------------------------------
AUD      Australian Dollar
CAD      Canadian Dollar
GBP      British Pound
NZD      New Zealand Dollar
USD      United States Dollar

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
October 31, 1999

                                                                                (In Thousands, Except As Noted)

                                                                                      Strong           Strong               Strong
                                                                      Strong         Corporate        Government          Short-Term
                                                                     Bond Fund       Bond Fund      Securities Fund        Bond Fund
                                                                     ---------       ---------      ---------------       ----------
ASSETS:
   Investments in Securities, at Value
      (Cost of $171,992, $898,026, $1,362,609 and $1,305,809,
      respectively)                                                   $170,248         $868,679       $1,345,116         $1,285,497
   Receivable for Securities Sold                                        6,887            7,903           11,081                476
   Receivable for Fund Shares Sold                                         --               217              531                173
   Interest and Dividends Receivable                                     2,245           17,395           12,332             19,385
   Other Assets                                                            146              167              516                527
                                                                      --------         --------       ----------         ----------
   Total Assets                                                        179,526          894,361        1,369,576          1,306,058

LIABILITIES:
   Payable for Securities Purchased                                     12,652           20,002           22,219             12,473
   Written Options, at Value
      (Premiums Received of $0, $0, $199 and $0, respectively)              --               --              390                 --
   Payable for Fund Shares Redeemed                                         --              222              578                106
   Dividends Payable                                                       962            4,956            6,166              6,836
   Accrued Operating Expenses and Other Liabilities                         41              112              161              1,091
                                                                      --------         --------       ----------         ----------
   Total Liabilities                                                    13,655           25,292           29,514             20,506
                                                                      --------         --------       ----------         ----------
NET ASSETS                                                            $165,871         $869,069       $1,340,062         $1,285,552
                                                                      ========         ========       ==========         ==========
NET ASSETS CONSIST OF:
   Capital Stock (par value and paid-in capital)                      $171,806         $926,435       $1,392,912         $1,405,835
   Accumulated Net Investment Income                                       (20)          (1,354)             107               (343)
   Accumulated Net Realized Loss                                        (3,926)         (26,346)         (33,867)           (98,784)
   Net Unrealized Depreciation                                          (1,989)         (29,666)         (19,090)           (21,156)
                                                                      --------         --------       ----------         ----------
   Net Assets                                                         $165,871         $869,069       $1,340,062         $1,285,552
                                                                      ========         ========       ==========         ==========
INVESTOR CLASS ($ AND SHARES IN FULL)
   Net Assets                                                          $24,238     $868,328,547    $1,339,882,597    $1,272,141,877
   Capital Shares Outstanding (Unlimited Number Authorized)              2,268       81,926,928      131,021,869        135,166,870

NET ASSET VALUE PER SHARE                                               $10.69           $10.60           $10.23              $9.41
                                                                      ========         ========       ==========         ==========
INSTITUTIONAL CLASS ($ AND SHARES IN FULL)
   Net Assets                                                     $165,845,815         $739,405         $178,214        $13,408,911
   Capital Shares Outstanding (Unlimited Number Authorized)         15,536,119           69,830           17,429          1,423,492

NET ASSET VALUE PER SHARE                                               $10.67           $10.59           $10.22              $9.42
                                                                      ========         ========       ==========         ==========
ADVISOR CLASS ($ AND SHARES IN FULL)
   Net Assets                                                           $1,000           $1,001           $1,001               $999
   Capital Shares Outstanding (Unlimited Number Authorized)                 94               95               98                106

NET ASSET VALUE PER SHARE                                               $10.68           $10.59           $10.22              $9.41
                                                                      ========         ========       ==========         ==========


                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)
------------------------------------------------------------------------------------------------------------------------------------
October 31, 1999

                                                                                           (In Thousands, Except As Noted)

                                                                                         Strong High-Yield      Strong Short-Term
                                                                                             Bond Fund         High Yield Bond Fund
                                                                                         -----------------     --------------------
ASSETS:
   Investments in Securities, At Value

      (Cost of $616,726 and $258,545, respectively)                                          $587,369                $254,496
   Receivable for Securities Sold                                                               7,392                     522
   Receivable for Fund Shares Sold                                                                 52                      45
   Interest and Dividends Receivable                                                           12,672                   5,929
   Other Assets                                                                                    24                       7
                                                                                             --------                --------
   Total Assets                                                                               607,509                 260,999

LIABILITIES:
   Payable for Securities Purchased                                                             6,520                   6,616
   Payable for Fund Shares Redeemed                                                                88                     104
   Dividends Payable                                                                            5,478                   1,724
   Accrued Operating Expenses and Other Liabilities                                               226                      57
                                                                                             --------                --------
   Total Liabilities                                                                           12,312                   8,501
                                                                                             --------                --------
NET ASSETS                                                                                   $595,197                $252,498
                                                                                             ========                ========
NET ASSETS CONSIST OF:
   Capital Stock (par value and paid-in capital)                                             $639,047                $256,494
   Accumulated Net Investment Income                                                              (36)                     --
   Accumulated Net Realized Gain (Loss)                                                       (14,456)                     53
   Net Unrealized Depreciation                                                                (29,358)                 (4,049)
                                                                                             --------                --------
   Net Assets                                                                                $595,197                $252,498
                                                                                             ========                ========
   Capital Shares Outstanding (Unlimited Number Authorized)                                    56,152                  24,719

NET ASSET VALUE PER SHARE                                                                      $10.60                  $10.21
                                                                                             ========                ========

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                        (In Thousands)

                                                                                              Strong         Strong        Strong
                                                                 Strong         Strong       Corporate     Government    Short-Term
                                                                Bond Fund      Bond Fund     Bond Fund   Securities Fund  Bond Fund
                                                               -----------    ----------    ----------   --------------- -----------
                                                               Year Ended     Year Ended    Year Ended     Year Ended    Year Ended
                                                               October 31,     Feb. 28,     October 31,    October 31,   October 31,
                                                                  1999           1999          1999           1999          1999
                                                               -----------    ----------    ----------   --------------- -----------
                                                                (Note 1)
INCOME:
   Interest                                                      $6,871         $5,179        $62,121        $82,546        $91,490
   Dividends                                                        370            272          3,485          1,826          4,621
                                                                 ------         ------        -------         ------        -------
   Total Income                                                   7,241          5,451         65,606         84,372         96,111

EXPENSES:
   Investment Advisory Fees                                         254            213          5,046          7,482          7,635
   Administrative Fee - Investor Class                               --             --            367            556            538
   Administrative Fee - Institutional Class                           5             --             --             --             --
   Custodian Fees                                                    19             25             57             67             73
   Shareholder Servicing Costs - Investor Class                      --             --          1,485          2,310          1,945
   Shareholder Servicing Costs - Institutional Class                 15             26             --             --             --
   Professional Fees                                                 16             14             33             42             65
   Reports to Shareholders - Investor Class                          --             --            215            210            380
   Reports to Shareholders - Institutional Class                     11              4             --             --             --
   Federal and State Registration Fees                               53             24             71             83             35
   Other                                                             10              9             35             55             62
                                                                 ------         ------        -------         ------        -------
   Total Expenses                                                   383            315          7,309         10,805         10,733
                                                                 ------         ------        -------         ------        -------
NET INVESTMENT INCOME                                             6,858          5,136         58,297         73,567         85,378

REALIZED AND UNREALIZED GAIN (LOSS):
   Net Realized Gain (Loss) on:
      Investments                                                (3,835)         1,792        (13,168)       (26,248)        (8,927)
      Futures Contracts, Options and Forward Foreign
        Currency Contracts                                          133           (252)        (7,052)        (4,844)         8,920
      Foreign Currencies                                             (2)            16              5             --              4
                                                                 ------         ------        -------         ------        -------
      Net Realized Gain (Loss)                                   (3,704)         1,556        (20,215)       (31,092)            (3)
   Net Change in Unrealized Appreciation/Depreciation on:
      Investments                                                (1,543)          (985)       (19,259)       (40,016)       (19,671)
      Futures Contracts, Options and Forward Foreign
        Currency Contracts                                         (398)           164           (695)        (3,758)        (3,379)
      Foreign Currencies                                              4             (4)            --             --             --
                                                                 ------         ------        -------         ------        -------
      Net Change in Unrealized Appreciation/Depreciation         (1,937)          (825)       (19,954)       (43,774)       (23,050)
                                                                 ------         ------        -------         ------        -------
NET GAIN (LOSS) ON INVESTMENTS                                   (5,641)           731        (40,169)       (74,866)       (23,053)
                                                                 ------         ------        -------         ------        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                       $1,217         $5,867        $18,128        ($1,299)       $62,325
                                                                 ======         ======        =======        ========       =======



                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                    (In Thousands)

                                                                                        Strong High-Yield       Strong Short-Term
                                                                                            Bond Fund          High Yield Bond Fund
                                                                                        -----------------      --------------------
                                                                                            Year Ended              Year Ended
                                                                                            October 31,             October 31,
                                                                                               1999                    1999
                                                                                        -----------------      --------------------
INCOME:
   Interest                                                                                   $57,454                 $16,739
   Dividends                                                                                    5,955                     259
                                                                                              -------                 -------
   Total Income                                                                                63,409                  16,998

EXPENSES:
   Investment Advisory Fees                                                                     3,465                   1,166
   Administrative Fees                                                                            252                     105
   Custodian Fees                                                                                  28                       8
   Shareholder Servicing Costs                                                                    799                     239
   Federal and State Registration Fees                                                             70                      94
   Other                                                                                          247                      64
                                                                                              -------                 -------
   Total Expenses                                                                               4,861                   1,676
                                                                                              -------                 -------
NET INVESTMENT INCOME                                                                          58,548                  15,322

REALIZED AND UNREALIZED GAIN (LOSS):
  Net Realized Gain (Loss) on:
      Investments                                                                             (13,553)                    184
      Futures Contracts, Options and Forward Foreign Currency Contracts                           150                     170
      Foreign Currencies                                                                            3                      --
                                                                                              -------                 -------
      Net Realized Gain (Loss)                                                                (13,400)                    354
   Net Change in Unrealized Appreciation/Depreciation on:
      Investments                                                                               7,823                  (1,460)
      Futures Contracts, Options and Forward Foreign Currency Contracts                        (1,068)                   (362)
                                                                                              -------                 -------
      Net Change in Unrealized Appreciation/Depreciation                                        6,755                  (1,822)
                                                                                              -------                 -------
NET LOSS ON INVESTMENTS                                                                        (6,645)                 (1,468)
                                                                                              -------                 -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                          $51,903                 $13,854
                                                                                              =======                 =======



                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                      (In Thousands)

                                                                                     Strong Bond Fund
                                                             --------------------------------------------------------------------
                                                               Year Ended       Year Ended          Year Ended        Year Ended
                                                             Oct. 31, 1999    Feb. 28, 1999       Feb. 28, 1998     Dec. 31, 1997
                                                             -------------    -------------       -------------     -------------
                                                                (Note 1)                             (Note 1)
OPERATIONS:
   Net Investment Income                                       $  6,858          $  5,136             $   547          $ 1,321
   Net Realized Gain (Loss)                                      (3,704)            1,556                 529              771
   Net Change in Unrealized Appreciation/Depreciation            (1,937)             (825)                 19              752
                                                               --------          --------             -------          -------
   Net Increase in Net Assets Resulting from Operations           1,217             5,867               1,095            2,844

DISTRIBUTIONS:
   From Net Investment Income:
     Investor Class                                                  (1)               --                  --               --
     Institutional Class                                         (6,898)           (5,167)               (535)          (1,321)
   In Excess of Net Investment Income - Institutional Class          --                --                 (12)              --
   From Net Realized Gains - Institutional Class                   (732)           (1,721)                 --             (547)
                                                               --------          --------             -------          -------
   Total Distributions                                           (7,631)           (6,888)               (547)          (1,868)

CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Net Increase in Net Assets from
      Capital Share Transactions                                 37,569            79,173               4,008           51,032
                                                               --------          --------             -------          -------
TOTAL INCREASE IN NET ASSETS                                     31,155            78,152               4,556           52,008

NET ASSETS:
   Beginning of Year                                            134,716            56,564              52,008               --
                                                               --------          --------             -------          -------
   End of Year                                                 $165,871          $134,716             $56,564          $52,008
                                                               ========          ========             =======          =======



                                                                   Strong Corporate                      Strong Government
                                                                       Bond Fund                          Securities Fund
                                                             -------------------------------      -----------------------------
                                                               Year Ended        Year Ended         Year Ended      Year Ended
                                                             Oct. 31, 1999     Oct. 31, 1998      Oct. 31, 1999   Oct. 31, 1998
                                                             -------------     -------------      -------------   -------------
OPERATIONS:
   Net Investment Income                                       $ 58,297          $ 44,943          $   73,567       $   58,933
   Net Realized Gain (Loss)                                     (20,215)           13,301             (31,092)          25,249
   Net Change in Unrealized Appreciation/Depreciation           (19,954)          (18,536)            (43,774)           8,357
                                                               --------          --------          ----------       ----------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations                                             18,128            39,708              (1,299)          92,539

DISTRIBUTIONS:
   From Net Investment Income:
     Investor Class                                             (58,058)          (44,943)            (73,567)         (58,933)
     Institutional Class                                             (3)               --                  (1)              --
   In Excess of Net Investment Income - Investor Class               --              (605)                 --               --
   From Net Realized Gains - Investor Class                          --                --             (27,673)              --
                                                               --------          --------          ----------       ----------
   Total Distributions                                          (58,061)          (45,548)           (101,241)         (58,933)

CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Net Increase in Net Assets from
      Capital Share Transactions                                 90,355           332,194             133,700          431,829
                                                               --------          --------          ----------       ----------
TOTAL INCREASE IN NET ASSETS                                     50,422           326,354              31,160          465,435

NET ASSETS:
   Beginning of Year                                            818,647           492,293           1,308,902          843,467
                                                               --------          --------          ----------       ----------
   End of Year                                                 $869,069          $818,647          $1,340,062       $1,308,902
                                                               ========          ========          ==========       ==========



                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                     (In Thousands)

                                                                                                    Strong Short-Term
                                                                                                        Bond Fund
                                                                                          -------------------------------------
                                                                                           Year Ended              Year Ended
                                                                                          Oct. 31, 1999           Oct. 31, 1998
                                                                                          -------------           -------------
OPERATIONS:
   Net Investment Income                                                                   $   85,378              $   90,390
   Net Realized Loss                                                                               (3)                (19,898)
   Net Change in Unrealized Appreciation/Depreciation                                         (23,050)                 (9,276)
                                                                                           ----------              ----------
   Net Increase in Net Assets Resulting from Operations                                        62,325                  61,216

DISTRIBUTIONS:
   From Net Investment Income
     Investor Class                                                                           (84,060)                (90,390)
     Institutional Class                                                                          (27)                     --
   In Excess of Net Investment Income - Investor Class                                             --                    (224)
                                                                                           ----------              ----------
   Total Distributions                                                                        (84,087)                (90,614)

CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                                                               (21,821)                 48,738
                                                                                           ----------              ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                       (43,583)                 19,340

NET ASSETS:
   Beginning of Year                                                                        1,329,135               1,309,795
                                                                                           ----------              ----------
   End of Year                                                                             $1,285,552              $1,329,135
                                                                                           ==========              ==========



                                                                    Strong High-Yield                     Strong Short-Term
                                                                        Bond Fund                       High Yield Bond Fund
                                                             -------------------------------       ------------------------------
                                                              Year Ended        Year Ended          Year Ended       Year Ended
                                                             Oct. 31, 1999     Oct. 31, 1998       Oct. 31, 1999    Oct. 31, 1998
                                                             -------------     -------------       -------------    -------------
OPERATIONS:
   Net Investment Income                                      $  58,548         $  54,306           $  15,322       $    6,444
   Net Realized Gain (Loss)                                     (13,400)            3,082                 354              332
   Net Change in Unrealized Appreciation/Depreciation             6,755           (48,330)             (1,822)          (1,991)
                                                              ---------         ---------           ---------       ----------
   Net Increase in Net Assets Resulting from Operations          51,903             9,058              13,854            4,785

DISTRIBUTIONS:
   From Net Investment Income                                   (58,243)          (54,306)            (15,322)          (6,444)
   In Excess of Net Investment Income                                --              (353)                 --               --
   From Net Realized Gains                                       (4,243)          (14,785)               (632)            (256)
                                                              ---------         ---------           ---------       ----------
   Total Distributions                                          (62,486)          (69,444)            (15,954)          (6,700)

CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Net Increase in Net Assets from
     Capital Share Transactions                                 143,280            12,922             148,364           63,330
                                                              ---------         ---------           ---------       ----------

TOTAL INCREASE (DECREASE) IN NET ASSETS                         132,697           (47,464)            146,264           61,415

NET ASSETS:
   Beginning of Year                                            462,500           509,964             106,234           44,819
                                                              ---------         ---------           ---------       ----------
   End of Year                                                 $595,197          $462,500            $252,498         $106,234
                                                               ========          ========            ========         ========



                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
October 31, 1999

1.   ORGANIZATION

     The accompanying financial statements represent the Strong Income Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:
     - Strong Bond Fund (a series of Strong Income Funds II, Inc.(1)) (formerly known as Strong Institutional Bond Fund, a series of Strong Institutional Funds, Inc.)
     -    Strong Corporate Bond Fund, Inc.(1)
     -    Strong Government Securities Fund, Inc.(1)
     -    Strong Short-Term Bond Fund, Inc.(1)
     -    Strong High-Yield Bond Fund (a series of Strong Income Funds, Inc.(1))
     - Strong Short-Term High Yield Bond Fund (a series of Strong Income Funds, Inc.(1))

     (1) A diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended.

     During 1999, the Board of Directors of the Strong Bond Fund approved changing the Fund's fiscal year-end from February 28th to October 31st. During 1997, the Board of Directors of the Fund approved changing the Fund's fiscal year-end from December 31st to February 28th.

     Effective September 1, 1999, the Strong Bond Fund, Strong Corporate Bond Fund, Strong Government Securities Fund and Strong Short-Term Bond Fund have issued three classes of shares: Investor Class, Institutional Class and Advisor Class. The Advisor Class shares are subject to an annual distribution fee as described in Note 3. Each class of shares has identical rights and privileges except with respect to voting rights on matters pertaining to that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) SECURITY VALUATION -- Securities of the Funds are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these restricted securities held at October 31, 1999 were as follows:

                                              Aggregate            Aggregate           Percent of
                                                 Cost              Fair Value           Net Assets             Liquid*
                                            -------------        -------------          ----------             -------
Strong Bond Fund                            $  20,527,487        $  20,248,035              12.2%               95.0%
Strong Corporate Bond Fund                    156,160,934          150,567,152              17.3%               98.7%
Strong Government Securities Fund              41,756,718           41,696,146               3.1%               75.9%
Strong Short-Term Bond Fund                   336,123,766          327,006,964              25.4%               82.1%
Strong High-Yield Bond Fund                   142,851,406          140,293,479              23.6%               93.3%
Strong Short-Term High Yield Bond Fund         10,182,155            9,685,773               3.8%               51.7%

          *Percentage of restricted securities which are either Section 4(2) commercial paper or are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and also have been determined to be liquid by the Advisor based upon guidelines established by the Funds' Board of Directors.

     (B) FEDERAL INCOME AND EXCISE TAXES AND DISTRIBUTIONS TO SHAREHOLDERS -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

          Net investment income and net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          Each Fund generally pays dividends from net investment income monthly and distributes any net capital gains that it realizes annually. Dividends are declared on each day that the net asset value is calculated, except for bank holidays.

--------------------------------------------------------------------------------
October 31, 1999

     (C) REALIZED GAINS AND LOSSES ON INVESTMENT TRANSACTIONS -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) CERTAIN INVESTMENT RISKS -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic transactions, due to currency, political, economic, regulatory and market risks.

     (E) FUTURES -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Funds may be designated as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) OPTIONS -- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Additional securities held by the Funds may be designated as collateral on written options.

     (G) FOREIGN CURRENCY TRANSLATION -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) REPURCHASE AGREEMENTS -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

     (J) USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (K) OTHER -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

--------------------------------------------------------------------------------
October 31, 1999

3.   RELATED PARTY TRANSACTIONS

     The Advisor, with whom certain officers and directors of the Funds are affiliated, provides investment advisory, administrative, shareholder recordkeeping and related services to the Funds. Investment advisory and administrative fees, which are established by terms of the Advisory Agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

                                                                          Administrative     Administrative      Administrative
                                                                              Fees -             Fees -              Fees -
                                           Advisory Fees   Advisory Fees  Investor Class   Institutional Class    Advisor Class
                                              Nov. 1,        Sept. 1,        Sept. 1,           Sept. 1,            Sept. 1,
                                           1998-Aug. 31,   1999-Oct. 31,   1999-Oct. 31,      1999-Oct. 31,       1999-Oct. 31,
                                               1999            1999            1999               1999                1999
                                           -------------   -------------  --------------   -------------------   --------------
     Strong Bond Fund                             0.25%           0.23%          0.25%              0.02%               0.25%
     Strong Corporate Bond Fund                  0.625%          0.375%          0.25%              0.02%               0.25%
     Strong Government Securities Fund            0.60%           0.35%          0.25%              0.02%               0.25%
     Strong Short-Term Bond Fund                 0.625%          0.375%          0.25%              0.02%               0.25%
     Strong High-Yield Bond Fund                 0.625%          0.375%          0.25%              *                   *
     Strong Short-Term High Yield Bond Fund      0.625%          0.375%          0.25%              *                   *

     *The Strong High-Yield Bond Fund and the Strong Short-Term High Yield Bond Fund do not offer Institutional or Advisor Class shares.

     Based on the terms of the Advisory Agreements, advisory fees, administrative fees and other expenses will be waived by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. The Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

     The Strong Bond Fund, Strong Corporate Bond Fund, Strong Government Securities Fund and Strong Short-Term Bond Fund have entered into a distribution agreement with Strong Investments, Inc. (the "Distributor"), pursuant to Rule 12b-1 under the 1940 Act, on behalf of each of the Fund's Advisor Class shares. Under the agreement, the Distributor is paid an annual rate of 0.25% of the average daily net assets of the Advisor Class shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund's shares. During the period September 1, 1999 to October 31, 1999, there were no material 12b-1 fees incurred for the Funds.

     The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreements with the money market funds.

     Certain information regarding related party transactions, for the year ended October 31, 1999 is as follows:

                                                                      Payable to          Shareholder Servicing    Unaffiliated
                                                                      Advisor at           and Other Expenses       Directors'
                                                                   October 31, 1999          Paid to Advisor           Fees
                                                                   ----------------       ---------------------    ------------
     Strong Bond Fund (Note 1)                                         $ 24,197               $   19,297              $   750
     Strong Corporate Bond Fund                                          75,453                1,804,079                8,129
     Strong Government Securities Fund                                  112,700                2,375,260               12,011
     Strong Short-Term Bond Fund                                         47,775                2,145,880               12,936
     Strong High-Yield Bond Fund                                         26,233                  908,490                6,325
     Strong Short-Term High Yield Bond Fund                               8,131                  247,956                2,343

     The Advisor owns 100% of the outstanding Advisor Class shares of the Strong Corporate Bond Fund, Strong Government Securities Fund, Strong Short-Term Bond Fund, and Strong Bond Fund, respectively.

     One shareholder owns 99%, 99%, and 98% of the outstanding Institutional Class shares of the Strong Corporate Bond Fund, Strong Government Securities Fund, and Strong Short-Term Bond Fund, respectively.

------------------------------------------------------------------------------------------------------------------------------------
October 31, 1999

4.  CAPITAL SHARE TRANSACTIONS

                                                                                      Strong Bond Fund
                                                            ------------------------------------------------------------------------
                                                             Year Ended        Year Ended          Year Ended        Year Ended
                                                            Oct. 31, 1999     Feb. 28, 1999       Feb. 28, 1998     Dec. 31, 1997
                                                            -------------     -------------       -------------     -------------
                                                              (Note 1)                              (Note 1)
CAPITAL SHARE TRANSACTIONS OF EACH CLASS OF
SHARES OF THE FUNDS WERE AS FOLLOWS:

INVESTOR CLASS
   Proceeds from Shares Sold                                $    50,909        $        --           $       --      $        --
   Proceeds from Reinvestment of Distributions                       29                 --                   --               --
   Payment for Shares Redeemed                                  (26,443)                --                   --               --
                                                            -----------        -----------           ----------      -----------
   Net Increase in Net Assets from
     Capital Share Transactions                                  24,495                 --                   --               --

INSTITUTIONAL CLASS
   Proceeds from Shares Sold                                 46,264,460         86,338,180            3,994,776       66,565,110
   Proceeds from Reinvestment of Distributions                7,303,493          6,064,592              536,657        1,576,599
   Payment for Shares Redeemed                              (16,024,859)       (13,230,237)            (523,288)     (17,109,973)
                                                            -----------        -----------           ----------      -----------
   Net Increase in Net Assets from
     Capital Share Transactions                              37,543,094         79,172,535            4,008,145       51,031,736

ADVISOR CLASS
   Proceeds from Shares Sold                                      1,000                 --                   --               --
   Proceeds from Reinvestment of Distributions                       --                 --                   --               --
   Payment for Shares Redeemed                                       --                 --                   --               --
                                                            -----------        -----------           ----------      -----------
   Net Increase in Net Assets from
     Capital Share Transactions                                   1,000                 --                   --               --
                                                            -----------        -----------           ----------      -----------
NET INCREASE IN NET ASSETS FROM
   CAPITAL SHARE TRANSACTIONS                               $37,568,589        $79,172,535           $4,008,145      $51,031,736
                                                            ===========        ===========           ==========      ===========
TRANSACTIONS IN SHARES OF EACH CLASS OF
THE FUNDS WERE AS FOLLOWS:

INVESTOR CLASS
   Sold                                                           4,755                 --                   --               --
   Issued in Reinvestment of Distributions                            3                 --                   --               --
   Redeemed                                                      (2,490)                --                   --               --
                                                            -----------        -----------           ----------      -----------
   Net Increase in Shares                                         2,268                 --                   --               --

INSTITUTIONAL CLASS
   Sold                                                       4,218,165          7,695,552              357,661        6,116,637
   Issued in Reinvestment of Distributions                      669,679            542,552               48,261          143,923
   Redeemed                                                  (1,470,954)        (1,180,209)             (46,916)      (1,558,230)
                                                            -----------        -----------           ----------      -----------
   Net Increase in Shares                                     3,416,890          7,057,895              359,006        4,702,330

ADVISOR CLASS
   Sold                                                              94                 --                   --               --
   Issued in Reinvestment of Distributions                           --                 --                   --               --
   Redeemed                                                          --                 --                   --               --
                                                            -----------        -----------           ----------      -----------
   Net Increase in Shares                                            94                 --                   --               --
                                                            -----------        -----------           ----------      -----------

NET INCREASE IN SHARES OF THE FUND                            3,419,252          7,057,895              359,006        4,702,330
                                                            ===========        ===========           ==========      ===========

NOTES TO FINANCIAL STATEMENTS (continued)
------------------------------------------------------------------------------------------------------------------------------------
October 31, 1999

                                                                   Strong Corporate                    Strong Government
                                                                      Bond Fund                         Securities Fund
                                                          --------------------------------        ------------------------------
                                                           Year Ended         Year Ended           Year Ended       Year Ended
                                                          Oct. 31, 1999      Oct. 31, 1998        Oct. 31, 1999    Oct. 31, 1998
                                                          -------------      -------------        -------------    -------------
                                                             (Note 1)                               (Note 1)
CAPITAL SHARE TRANSACTIONS OF EACH CLASS OF
SHARES OF THE FUNDS WERE AS FOLLOWS:

INVESTOR CLASS
   Proceeds from Shares Sold                               $429,535,815       $594,283,413         $755,357,728     $834,332,410
   Proceeds from Reinvestment of Distributions               49,946,788         38,335,863           91,843,389       51,705,862
   Payment for Shares Redeemed                             (389,860,325)      (300,425,411)        (713,679,897)    (454,208,698)
                                                          -------------       ------------         ------------     ------------
   Net Increase in Net Assets from
     Capital Share Transactions                              89,622,278        332,193,865          133,521,220      431,829,574

INSTITUTIONAL CLASS
   Proceeds from Shares Sold                                    731,831                 --              177,782               --
   Proceeds from Reinvestment of Distributions                       --                 --                   --               --
   Payment for Shares Redeemed                                       --                 --                   --               --
                                                          -------------       ------------         ------------     ------------
   Net Increase in Net Assets from
     Capital Share Transactions                                 731,831                 --              177,782               --

ADVISOR CLASS
   Proceeds from Shares Sold                                      1,000                 --                1,000               --
   Proceeds from Reinvestment of Distributions                       --                 --                   --               --
   Payment for Shares Redeemed                                       --                 --                   --               --
                                                          -------------       ------------         ------------     ------------
   Net Increase in Net Assets from
     Capital Share Transactions                                   1,000                 --                1,000               --
                                                          -------------       ------------         ------------     ------------
NET INCREASE IN NET ASSETS FROM
   CAPITAL SHARE TRANSACTIONS                             $  90,355,109       $332,193,865         $133,700,002     $431,829,574
                                                          =============       ============         ============     ============
TRANSACTIONS IN SHARES OF EACH CLASS OF
THE FUNDS WERE AS FOLLOWS:

INVESTOR CLASS
   Sold                                                      39,176,996         52,726,335           71,553,931       76,822,791
   Issued in Reinvestment of Distributions                    4,551,881          3,400,003            8,657,453        4,773,165
   Redeemed                                                 (35,637,373)       (26,709,024)         (67,792,818)     (41,805,754)
                                                          -------------       ------------         ------------     ------------
   Net Increase in Shares                                     8,091,504         29,417,314           12,418,566       39,790,202

INSTITUTIONAL CLASS
   Sold                                                          69,830                 --               17,429               --
   Issued in Reinvestment of Distributions                           --                 --                   --               --
   Redeemed                                                          --                 --                   --               --
                                                          -------------       ------------         ------------     ------------
   Net Increase in Shares                                        69,830                 --               17,429               --

ADVISOR CLASS
   Sold                                                              95                 --                   98               --
   Issued in Reinvestment of Distributions                           --                 --                   --               --
   Redeemed                                                          --                 --                   --               --
                                                          -------------       ------------         ------------     ------------
   Net Increase in Shares                                            95                 --                   98               --
                                                          -------------       ------------         ------------     ------------
NET INCREASE IN SHARES OF THE FUND                            8,161,429         29,417,314           12,436,093       39,790,202
                                                            ===========        ===========           ==========      ===========

------------------------------------------------------------------------------------------------------------------------------------
October 31, 1999

                                                                   Strong Short-Term
                                                                       Bond Fund
                                                           -------------------------------
                                                            Year Ended        Year Ended
                                                           Oct. 31, 1999     Oct. 31, 1998
                                                           -------------     -------------
                                                             (Note 1)
CAPITAL SHARE TRANSACTIONS OF EACH CLASS OF SHARES OF
THE FUNDS WERE AS FOLLOWS:

INVESTOR CLASS
   Proceeds from Shares Sold                               $508,980,681       $576,620,860
   Proceeds from Reinvestment of Distributions               71,427,426         75,869,239
   Payment for Shares Redeemed                             (615,610,523)      (603,753,336)
                                                           ------------     --------------
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                             (35,202,416)        48,736,763

INSTITUTIONAL CLASS
   Proceeds from Shares Sold                                 13,380,825                 --
   Proceeds from Reinvestment of Distributions                       --                 --
   Payment for Shares Redeemed                                       --                 --
                                                           ------------     --------------
   Net Increase in Net Assets from
     Capital Share Transactions                              13,380,825                 --

ADVISOR CLASS
   Proceeds from Shares Sold                                      1,000                 --
   Proceeds from Reinvestment of Distributions                       --                 --
   Payment for Shares Redeemed                                       --                 --
                                                           ------------     --------------
   Net Increase in Net Assets from
     Capital Share Transactions                                   1,000                 --
                                                           ------------     --------------

NET INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL SHARE TRANSACTIONS                             ($ 21,820,591)    $   48,736,763
                                                          =============     ==============
TRANSACTIONS IN SHARES OF EACH CLASS OF
THE FUNDS WERE AS FOLLOWS:

INVESTOR CLASS
   Sold                                                      53,341,059         59,070,642
   Issued in Reinvestment of Distributions                    7,487,998          7,768,417
   Redeemed                                                 (64,563,131)       (61,901,224)
                                                           ------------     --------------
   Net Increase (Decrease) in Shares                         (3,734,074)         4,937,835

INSTITUTIONAL CLASS
   Sold                                                       1,423,492                 --
   Issued in Reinvestment of Distributions                           --                 --
   Redeemed                                                          --                 --
                                                           ------------     --------------
   Net Increase in Shares                                     1,423,492                 --

ADVISOR CLASS
   Sold                                                             106                 --
   Issued in Reinvestment of Distributions                           --                 --
   Redeemed                                                          --                 --
                                                           ------------     --------------
   Net Increase in Shares                                           106                 --
                                                           ------------     --------------

NET INCREASE (DECREASE) IN SHARES OF THE FUND                (2,310,476)         4,937,835
                                                           =============    ==============

NOTES TO FINANCIAL STATEMENTS (continued)
------------------------------------------------------------------------------------------------------------------------------------
October 31, 1999

                                                                   Strong High-Yield                  Strong Short-Term High
                                                                       Bond Fund                          Yield Bond Fund
                                                           -------------------------------        -------------------------------
                                                             Year Ended        Year Ended          Year Ended        Year Ended
                                                           Oct. 31, 1999     Oct. 31, 1998        Oct. 31, 1999     Oct. 31, 1998
                                                           -------------     -------------        -------------     -------------
CAPITAL SHARE TRANSACTIONS OF EACH CLASS OF
SHARES OF THE FUNDS WERE AS FOLLOWS:
   Proceeds from Shares Sold                               $521,184,654      $ 675,257,570         $301,740,464    $ 153,366,077
   Proceeds from Reinvestment of Distributions               47,980,853         56,534,875           12,650,126        5,490,461
   Payment for Shares Redeemed                             (425,885,389)      (718,870,595)        (166,026,909)     (95,526,183)
                                                           ------------      -------------         ------------    -------------
   Net Increase in Net Assets from
     Capital Share Transactions                            $143,280,118      $  12,921,850         $148,363,681    $  63,330,355
                                                           ============      =============         ============    =============
TRANSACTIONS IN SHARES OF EACH CLASS OF
THE FUNDS WERE AS FOLLOWS:
   Sold                                                      47,126,183         56,756,277           29,118,632       14,716,221
   Issued in Reinvestment of Distributions                    4,349,203          4,758,296            1,223,033          526,763
   Redeemed                                                 (38,435,669)       (61,112,110)         (16,039,459)      (9,203,402)
                                                           ------------      -------------         ------------    -------------
   Net Increase in Shares of the Fund                        13,039,717            402,463           14,302,206        6,039,582
                                                           ============      =============         ============    =============

5.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of long-term securities for the year ended October 31, 1999 were as follows:

                                                             Purchases                                      Sales
                                                 ----------------------------------          -----------------------------------
                                                 U.S. Government                             U.S. Government
                                                    and Agency            Other                 and Agency            Other
                                                 ---------------    ---------------          ---------------    ----------------
     Strong Bond Fund                            $   194,830,350    $   218,649,119          $   193,332,474    $   180,816,048
     Strong Corporate Bond Fund                    1,199,310,404      2,321,699,027            1,223,277,103      2,200,317,997
     Strong Government Securities Fund             2,053,649,423        431,930,185            1,986,303,118        398,268,357
     Strong Short-Term Bond Fund                     495,103,244      1,127,212,836              546,268,184      1,058,242,220
     Strong High-Yield Bond Fund                              --        966,518,071                       --        831,752,883
     Strong Short-Term High Yield Bond Fund                   --        254,762,734                       --        114,267,984

6.   LINE OF CREDIT

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total line of credit. For individual Funds, borrowings under the LOC are limited to either the lesser of 15% of the market value of total assets or any explicit borrowing limits in the Fund's prospectus. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of .08% per annum is incurred on the unused portion of the line of credit and is allocated to all participating Strong Funds. At October 31, 1999, there were no borrowings by the Funds under the LOC.

7.   INCOME TAX INFORMATION

     At October 31, 1999, the investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2007) for federal income tax purposes were as follows:

                                                 Federal Tax     Unrealized       Unrealized             Net        Net Capital Loss
                                                     Cost       Appreciation     Depreciation       Depreciation       Carryovers
                                               --------------  -------------     ------------       ------------    ----------------
     Strong Bond Fund                          $  172,173,830    $   815,126      $ 2,741,339        $ 1,926,213        $        --
     Strong Corporate Bond Fund                   898,324,820      2,922,678       32,568,582         29,645,904         26,021,145
     Strong Government Securities Fund          1,368,859,104        153,551       23,897,149         23,743,598         28,942,438
     Strong Short-Term Bond Fund                1,310,236,152      6,600,457       31,339,765         24,739,308         95,200,461
     Strong High-Yield Bond Fund                  617,169,511     11,387,828       41,188,770         29,800,942         14,013,144
     Strong Short-Term High Yield Bond Fund       258,545,945      1,403,987        5,454,062          4,050,075                 --

     During the year ended October 31, 1999, the Funds paid capital gains distributions (taxable as long-term capital gains at 20%) to shareholders as follows (unaudited): Strong Bond Fund $41,367, Strong Corporate Bond Fund $0, Strong Government Securities Fund $4,849,045, Strong Short-Term Bond Fund $0, Strong High-Yield Bond Fund $3,985,698, and Strong Short-Term High Yield Bond Fund $132,320.

     The Strong Short-Term Bond Fund utilized $1,217,004 of it's capital loss carryovers during the year ended October 31, 1999.

     For corporate shareholders in the Funds, the percentage of dividend income distributed for the period ended October 31, 1999 which is designated as qualifying for the dividends-received deduction is as follows (unaudited):
     Strong Bond Fund 1.1%, Strong Corporate Bond Fund 9.9%, Strong Government Securities Fund 1.3%, Strong High-Yield Bond Fund 10.2%, Strong Short-Term Bond Fund 5.6%, and Strong Short-Term High Yield Bond Fund 1.7%.

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
STRONG BOND FUND - INVESTOR CLASS
--------------------------------------------------------------------------------------

                                                                            Year Ended
                                                                            ----------
                                                                             Oct. 31,
SELECTED PER-SHARE DATA(a)                                                    1999(b)
--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                          $10.68
Income From Investment Operations:
   Net Investment Income                                                        0.12
   Net Realized and Unrealized Gains on Investments                             0.01
--------------------------------------------------------------------------------------
   Total from Investment Operations                                             0.13
Less Distributions:
   From Net Investment Income                                                  (0.12)
--------------------------------------------------------------------------------------
   Total Distributions                                                         (0.12)
--------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                $10.69
======================================================================================
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------
  Total Return                                                                  1.2%
  Net Assets, End of Period (In Millions)                                         $0(c)
  Ratio of Expenses to Average Net Assets                                       0.6%*
  Ratio of Net Investment Income to Average Net Assets                          7.7%*
  Portfolio Turnover Rate(d)                                                  250.7%


STRONG BOND FUND - INSTITUTIONAL CLASS
---------------------------------------------------------------------------------------------------------------------

                                                                                      Year Ended
                                                                             ----------------------------------------
                                                                             Oct. 31,   Feb. 28,   Feb. 28,   Dec. 31,
SELECTED PER-SHARE DATA(a)                                                    1999(e)     1999      1998(f)     1997
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                          $11.12     $11.18     $11.06     $10.00
Income From Investment Operations:
   Net Investment Income                                                        0.48       0.67       0.11       0.66
   Net Realized and Unrealized Gains (Losses) on Investments                   (0.39)      0.19       0.12       1.18
---------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                             0.09       0.86       0.23       1.84
Less Distributions:
   From Net Investment Income                                                  (0.48)     (0.68)     (0.11)     (0.66)
   In Excess of Net Investment Income                                             --         --      (0.00)(g)     --
   From Net Realized Gains                                                     (0.06)     (0.24)        --      (0.12)
---------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                         (0.54)     (0.92)     (0.11)     (0.78)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                $10.67     $11.12     $11.18     $11.06
=====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
  Total Return                                                                 +0.9%        +7.9%    +2.1%     +18.9%
  Net Assets, End of Period (In Millions)                                       $166         $135      $57        $52
  Ratio of Expenses to Average Net Assets without Waivers or Absorptions        0.4%*        0.4%     0.4%*      0.7%
  Ratio of Expenses to Average Net Assets                                       0.4%*        0.4%     0.4%*      0.4%
  Ratio of Net Investment Income to Average Net Assets                          6.6%*        6.0%     6.2%*      6.3%
  Portfolio Turnover Rate(d)                                                  250.7%       305.4%    68.1%     358.6%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from September 1, 1999 (Commencement of Class) to October 31, 1999. (Note 1)
(c)  Amount is less than $500,000.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e) In 1999, the Fund changed its fiscal year-end from February to October. (Note 1)
(f) In 1997, the Fund changed its fiscal year-end from December to February. (Note 1)
(g)  Amount calculated is less than $0.01.


                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)
------------------------------------------------------------------------------------------------------------------------------------
STRONG BOND FUND - ADVISOR CLASS
---------------------------------------------------------------------------------------

                                                                             Year Ended
                                                                             ----------
                                                                              Oct. 31,
SELECTED PER-SHARE DATA(a)                                                    1999(b)
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                          $10.68
Income From Investment Operations:
   Net Investment Income                                                        0.11
---------------------------------------------------------------------------------------
   Total from Investment Operations                                             0.11
Less Distributions:
   From Net Investment Income                                                  (0.11)
---------------------------------------------------------------------------------------
   Total Distributions                                                         (0.11)
---------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                $10.68
=======================================================================================
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------
  Total Return                                                                 +1.0%
  Net Assets, End of Period (In Millions)                                      $  0(c)
  Ratio of Expenses to Average Net Assets                                       1.3%*
  Ratio of Net Investment Income to Average Net Assets                          6.2%*
  Portfolio Turnover Rate(d)                                                  250.7%


STRONG CORPORATE BOND FUND - INVESTOR CLASS
---------------------------------------------------------------------------------------------------------------------------------

                                                                                            Year Ended
                                                                  ---------------------------------------------------------------
                                                                  Oct. 31,   Oct. 31,   Oct. 31,   Oct. 31,   Oct. 31,   Dec. 31,
SELECTED PER-SHARE DATA(a)                                          1999       1998       1997       1996      1995(e)     1994
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $11.09     $11.08     $10.64     $10.56      $9.36     $10.24
Income From Investment Operations:
   Net Investment Income                                             0.73       0.73       0.74       0.73       0.63       0.73
   Net Realized and Unrealized Gains (Losses) on Investments        (0.49)      0.02       0.44       0.08       1.22      (0.87)
---------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                  0.24       0.75       1.18       0.81       1.85      (0.14)
Less Distributions:
   From Net Investment Income                                       (0.73)     (0.73)     (0.74)     (0.73)     (0.63)     (0.73)
   In Excess of Net Investment Income                                  --      (0.01)        --         --      (0.02)     (0.01)
---------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                              (0.73)     (0.74)     (0.74)     (0.73)     (0.65)     (0.74)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $10.60     $11.09     $11.08     $10.64     $10.56      $9.36
================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                      +2.2%      +6.8%     +11.5%      +8.0%     +20.3%      -1.3%
  Net Assets, End of Period (In Millions)                            $868       $819       $492       $298       $218       $123
  Ratio of Expenses to Average Net Assets                            0.8%       0.9%       1.0%       1.0%       1.0%*      1.1%
  Ratio of Net Investment Income to Average Net Assets               6.7%       6.5%       6.8%       7.0%       7.5%*      7.6%
  Portfolio Turnover Rate(d)                                       403.2%     366.9%     542.4%     672.8%     621.4%     603.0%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from September 1, 1999 (Commencement of Class) to October 31, 1999. (Note 1)
(c)  Amount is less than $500,000.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)  In 1995, the Fund changed its fiscal year-end from December to October.


                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)
------------------------------------------------------------------------------------------------------------------------------------
STRONG CORPORATE BOND FUND - INSTITUTIONAL CLASS
--------------------------------------------------------------------------------------
                                                                            Year Ended
                                                                            ----------
                                                                             Oct. 31,
Selected Per-Share Data(a)                                                    1999(b)
--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                          $10.58
Income From Investment Operations:
   Net Investment Income                                                        0.13
   Net Realized and Unrealized Gains on Investments                             0.01
--------------------------------------------------------------------------------------
   Total from Investment Operations                                             0.14
Less Distributions:
   From Net Investment Income                                                  (0.13)
--------------------------------------------------------------------------------------
   Total Distributions                                                         (0.13)
--------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                $10.59
======================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------
  Total Return                                                                 +1.4%
  Net Assets, End of Period (In Millions)                                     $   1
  Ratio of Expenses to Average Net Assets                                       0.4%*
  Ratio of Net Investment Income to Average Net Assets                          6.9%*
  Portfolio Turnover Rate(c)                                                  403.2%


STRONG CORPORATE BOND FUND - ADVISOR CLASS
--------------------------------------------------------------------------------------
                                                                            Year Ended
                                                                            ----------
                                                                             Oct. 31,
Selected Per-Share Data(a)                                                    1999(b)
--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                          $10.58
Income From Investment Operations:
   Net Investment Income                                                        0.12
   Net Realized and Unrealized Gains on Investments                             0.01
--------------------------------------------------------------------------------------
   Total from Investment Operations                                             0.13
Less Distributions:
   From Net Investment Income                                                  (0.12)
--------------------------------------------------------------------------------------
   Total Distributions                                                         (0.12)
--------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                $10.59
======================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------
  Total Return                                                                 +1.2%
  Net Assets, End of Period (In Millions)                                     $   0(d)
  Ratio of Expenses to Average Net Assets                                       1.2%*
  Ratio of Net Investment Income to Average Net Assets                          6.8%*
  Portfolio Turnover Rate(c)                                                  403.2%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from September 1, 1999 (Commencement of Class) to October 31, 1999. (Note 1)
(c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)  Amount is less than $500,000.


                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)
------------------------------------------------------------------------------------------------------------------------------------
STRONG GOVERNMENT SECURITIES FUND - INVESTOR CLASS
---------------------------------------------------------------------------------------------------------------------------------

                                                                                             Year Ended
                                                                  --------------------------------------------------------------
                                                                  Oct. 31,   Oct. 31,   Oct. 31,   Oct. 31,   Oct. 31,   Dec. 31,
Selected Per-Share Data(a)                                          1999       1998       1997       1996      1995(b)     1994
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $11.04     $10.70     $10.44     $10.60      $9.63     $10.61
Income From Investment Operations:
   Net Investment Income                                             0.58       0.60       0.65       0.63       0.54       0.62
   Net Realized and Unrealized Gains (Losses) on Investments        (0.58)      0.34       0.26      (0.16)      0.99      (0.98)
--------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                 (0.00)      0.94       0.91       0.47       1.53      (0.36)
Less Distributions:
   From Net Investment Income                                       (0.58)     (0.60)     (0.65)     (0.63)     (0.54)     (0.62)
   In Excess of Net Investment Income                                  --         --         --         --      (0.02)        --
   From Net Realized Gains                                          (0.23)        --         --         --         --         --
   Total Distributions                                              (0.81)     (0.60)     (0.65)     (0.63)     (0.56)     (0.62)
--------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, End of Period                                    $10.23     $11.04     $10.70     $10.44     $10.60      $9.63
--------------------------------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                       0.0%(c)   +9.1%      +9.1%      +4.6%     +16.2%      -3.4%
  Net Assets, End of Period (In Millions)                          $1,340     $1,309     $  843     $  638     $  456     $  277
  Ratio of Expenses to Average Net Assets                            0.8%       0.8%       0.8%       0.9%       0.9%*      0.9%
  Ratio of Net Investment Income to Average Net Assets               5.5%       5.5%       6.2%       6.0%       6.2%*      6.2%
  Portfolio Turnover Rate(d)                                       185.3%     284.1%     474.9%     457.6%     409.2%     479.0%


STRONG GOVERNMENT SECURITIES FUND - INSTITUTIONAL CLASS
--------------------------------------------------------------------------------------
                                                                            Year Ended
                                                                            ----------
                                                                             Oct. 31,
Selected Per-Share Data(a)                                                    1999(e)
--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                          $10.21
Income From Investment Operations:
   Net Investment Income                                                        0.11
   Net Realized and Unrealized Gains on Investments                             0.01
--------------------------------------------------------------------------------------
   Total from Investment Operations                                             0.12
Less Distributions:
   From Net Investment Income                                                  (0.11)
--------------------------------------------------------------------------------------
   Total Distributions                                                         (0.11)
--------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                $10.22
======================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------
  Total Return                                                                 +1.1%
  Net Assets, End of Period (In Millions)                                         $0(f)
  Ratio of Expenses to Average Net Assets                                       0.4%*
  Ratio of Net Investment Income to Average Net Assets                          5.9%*
  Portfolio Turnover Rate(d)                                                  185.3%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  In 1995, the Fund changed its fiscal year-end from December to October.
(c)  Amount calculated is less than 0.1%.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e) For the period from September 1, 1999 (Commencement of Class) to October 31, 1999. (Note 1)
(f)  Amount is less than $500,000.


                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)
------------------------------------------------------------------------------------------------------------------------------------
STRONG GOVERNMENT SECURITIES FUND - ADVISOR CLASS
--------------------------------------------------------------------------------------
                                                                            Year Ended
                                                                            ----------
                                                                             Oct. 31,
Selected Per-Share Data(a)                                                    1999(b)
--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                          $10.21
Income From Investment Operations:
   Net Investment Income                                                        0.09
   Net Realized and Unrealized Gains on Investments                             0.01
--------------------------------------------------------------------------------------
   Total from Investment Operations                                             0.10
Less Distributions:
   From Net Investment Income                                                  (0.09)
--------------------------------------------------------------------------------------
   Total Distributions                                                         (0.09)
--------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                $10.22
======================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------
  Total Return                                                                 +1.0%
  Net Assets, End of Period (In Millions)                                         $0(c)
  Ratio of Expenses to Average Net Assets                                       1.2%*
  Ratio of Net Investment Income to Average Net Assets                          5.4%*
  Portfolio Turnover Rate(d)                                                  185.3%


STRONG SHORT-TERM BOND FUND - INVESTOR CLASS
---------------------------------------------------------------------------------------------------------------------------------
                                                                                            Year Ended
                                                                  ---------------------------------------------------------------
                                                                  Oct. 31,   Oct. 31,   Oct. 31,    Oct. 31,   Oct. 31,  Dec. 31,
Selected Per-Share Data(a)                                           1999      1998       1997        1996      1995(e)    1994
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $9.57      $9.78      $9.75      $9.77      $9.42     $10.23
Income From Investment Operations:
   Net Investment Income                                             0.62       0.66       0.69       0.69       0.56       0.64
   Net Realized and Unrealized Gains (Losses) on Investments        (0.17)     (0.21)      0.03      (0.02)      0.35      (0.80)
---------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                  0.45       0.45       0.72       0.67       0.91      (0.16)
Less Distributions:
   From Net Investment Income                                       (0.61)     (0.66)     (0.69)     (0.69)     (0.56)     (0.65)
   In Excess of Net Investment Income                                  --       0.00(f)      --         --         --         --
---------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                              (0.61)     (0.66)     (0.69)     (0.69)     (0.56)     (0.65)
---------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, End of Period                                     $9.41      $9.57      $9.78      $9.75      $9.77    $  9.42
=================================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                      +4.8%      +4.7%      +7.6%      +7.1%      +9.9%      -1.6%
  Net Assets, End of Period (In Millions)                          $1,272     $1,329     $1,310     $1,148     $1,083     $1,041
  Ratio of Expenses to Average Net Assets                            0.8%       0.8%       0.9%       0.9%       0.9%*      0.9%
  Ratio of Net Investment Income to Average Net Assets               6.5%       6.7%       7.0%       7.1%       7.0%*      6.5%
  Portfolio Turnover Rate(d)                                       124.2%     138.3%     193.8%     191.5%     317.1%     249.7%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from September 1, 1999 (Commencement of Class) to October 31, 1999. (Note 1)
(c)  Amount is less than $500,000.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)  In 1995, the Fund changed its fiscal year-end from December to October.
(f)  Amount calculated is less than $0.01.


                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)
------------------------------------------------------------------------------------------------------------------------------------
STRONG SHORT-TERM BOND FUND - INSTITUTIONAL CLASS
--------------------------------------------------------------------------------------
                                                                            Year Ended
                                                                            ----------
                                                                             Oct. 31,
Selected Per-Share Data(a)                                                    1999(b)
--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                           $9.42
Income From Investment Operations:
   Net Investment Income                                                        0.11
--------------------------------------------------------------------------------------
   Total from Investment Operations                                             0.11
Less Distributions:
   From Net Investment Income                                                  (0.11)
--------------------------------------------------------------------------------------
   Total Distributions                                                         (0.11)
--------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                 $9.42
======================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------
  Total Return                                                                  +1.2%
  Net Assets, End of Period (In Millions)                                        $13
  Ratio of Expenses to Average Net Assets                                       0.4%*
  Ratio of Net Investment Income to Average Net Assets                          6.8%*
  Portfolio Turnover Rate(c)                                                  124.2%


STRONG SHORT-TERM BOND FUND - ADVISOR CLASS
--------------------------------------------------------------------------------------
                                                                            Year Ended
                                                                            ----------
                                                                             Oct. 31,
Selected Per-Share Data(a)                                                    1999(b)
--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                           $9.42
Income From Investment Operations:
   Net Investment Income                                                        0.10
   Net Realized and Unrealized Losses on Investments                           (0.01)
--------------------------------------------------------------------------------------
   Total from Investment Operations                                             0.09
Less Distributions:
   From Net Investment Income                                                  (0.10)
--------------------------------------------------------------------------------------
   Total Distributions                                                         (0.10)
--------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                 $9.41
======================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------
  Total Return                                                                 +0.9%
  Net Assets, End of Period (In Millions)                                      $0(d)
  Ratio of Expenses to Average Net Assets                                       1.2%*
  Ratio of Net Investment Income to Average Net Assets                          6.3%*
  Portfolio Turnover Rate(c)                                                  124.2%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from September 1, 1999 (Commencement of Class) to October 31, 1999. (Note 1)
(c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)  Amount is less than $500,000.


                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)
------------------------------------------------------------------------------------------------------------------------------------
STRONG HIGH-YIELD BOND FUND
----------------------------------------------------------------------------------------------------------------------

                                                                                            Year Ended
                                                                             -----------------------------------------
                                                                             Oct. 31,   Oct. 31,   Oct. 31,   Oct. 31,
Selected Per-Share Data(a)                                                     1999       1998       1997     1996(b)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                          $10.73     $11.94     $11.26     $10.00
Income From Investment Operations:
   Net Investment Income                                                        1.09       1.05       1.05       0.84
   Net Realized and Unrealized Gains on Investments                            (0.05)     (0.89)      0.81       1.26
----------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                             1.04       0.16       1.86       2.10
Less Distributions:
   From Net Investment Income                                                  (1.08)     (1.04)     (1.05)     (0.84)
   In Excess of Net Investment Income                                             --      (0.01)        --         --
   From Net Realized Gains                                                     (0.09)     (0.32)     (0.13)        --
----------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                         (1.17)     (1.37)     (1.18)     (0.84)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                $10.60     $10.73     $11.94     $11.26
======================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------
  Total Return                                                                 +9.8%      +0.9%     +17.3%     +21.7%
  Net Assets, End of Period (In Millions)                                       $595       $462       $510       $217
  Ratio of Expenses to Average Net Assets without Waivers or Absorptions        0.8%       0.8%       0.8%       1.0%*
  Ratio of Expenses to Average Net Assets                                       0.8%       0.8%       0.6%       0.0%*
  Ratio of Net Investment Income to Average Net Assets                          9.8%       8.8%       8.9%       9.6%*
  Portfolio Turnover Rate                                                     144.7%     224.4%     409.3%     390.8%


STRONG SHORT-TERM HIGH YIELD BOND FUND
------------------------------------------------------------------------------------------------
                                                                           Year Ended
                                                                  ------------------------------
                                                                  Oct. 31,   Oct. 31,   Oct. 31,
Selected Per-Share Data(a)                                          1999       1998      1997(c)
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $10.20     $10.24     $10.00
Income From Investment Operations:
   Net Investment Income                                             0.79       0.77       0.25
   Net Realized and Unrealized Gains on Investments                  0.06       0.01       0.24
------------------------------------------------------------------------------------------------
   Total from Investment Operations                                  0.85       0.78       0.49
Less Distributions:
   From Net Investment Income                                       (0.79)     (0.77)     (0.25)
   From Net Realized Gains                                          (0.05)     (0.05)        --
------------------------------------------------------------------------------------------------
   Total Distributions                                              (0.84)     (0.82)     (0.25)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $10.21     $10.20     $10.24
================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------
  Total Return                                                      +8.5%      +7.7%      +4.9%
  Net Assets, End of Period (In Millions)                            $252       $106        $45
  Ratio of Expenses to Average Net Assets                            0.8%       0.9%       1.0%*
  Ratio of Net Investment Income to Average Net Assets               7.6%       7.4%       7.7%*
  Portfolio Turnover Rate                                           60.1%     190.1%      96.2%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from January 1, 1996 (Commencement of Operations) to October 31, 1996.
(c)  For the period from June 30, 1997 (Inception) to October 31, 1997.


                       See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of the Strong Income Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Bond Fund (a series of Strong Income Funds II, Inc.), Strong High-Yield Bond Fund, Strong Short-Term High-Yield Bond Fund (two of the portfolios constituting the Strong Income Funds, Inc.), Strong Corporate Bond Fund, Inc., Strong Government Securities Fund, Inc., and Strong Short-Term Bond Fund, Inc. (the "Funds"), at October 31, 1999, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodians and brokers, and the application of alternative auditing procedures where broker confirmations were not received, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP


Milwaukee, Wisconsin
December 8, 1999

                                   DIRECTORS
                                Richard S. Strong
                                Marvin E. Nevins
                                 William F. Vogt
                                 Willie D. Davis
                                 Stanley Kritzik


                                    OFFICERS
                    Richard S. Strong, CHAIRMAN OF THE BOARD
                        Thomas M. Zoeller, VICE PRESIDENT
                       Dennis A. Wallestad, VICE PRESIDENT
              Stephen J. Shenkenberg, VICE PRESIDENT AND SECRETARY
                         John S. Weitzer, VICE PRESIDENT
                            John W. Widmer, TREASURER
                      Rhonda K. Haight, ASSISTANT TREASURER


                               INVESTMENT ADVISOR
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201


                                   DISTRIBUTOR
                            Strong Investments, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201


                                    CUSTODIAN
                          Firstar Bank Milwaukee, N.A.
                    P.O. Box 701, Milwaukee, Wisconsin 53201


                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201


                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
              100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202


                                  LEGAL COUNSEL
                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Strong
                           Investments, Inc. 13451L99



                      ------------------------------------
                                   [GRAPHIC]
                      To order a free prospectus kit,

                              call 1-800-368-1030


                         To learn more about our funds,
                          discuss an existing account,
                         or conduct a transaction,


                              call 1-800-368-3863

                              -------------------

                                  If you are a
                             Financial Professional,

                               call 1-800-368-1683

                      ------------------------------------


                      ------------------------------------


                                   [GRAPHIC]
                             Visit our web site at
                                www.eStrong.com


                      ------------------------------------





                                     [LOGO]
                      STRONG FUNDS -Registered Trademark-
                                 P.O. Box 2936
                           Milwaukee, Wisconsin 53201                       AINC